Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Semiannual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Recap	<Click Here>	A review of what happened in world markets during the past 6 months.
Canada Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
China Region Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Emerging Markets Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Europe Capital Appreciation Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Japan Smaller Companies Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Latin America Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Nordic Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pacific Basin Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Southeast Asia Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Semiannual Report

(automated graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Supplement to Fidelity's Targeted International Equity Funds®
December 29, 2000
Revised April 1, 2001
Prospectus

The following information replaces similar information found in the "Fee Table" section on page 13.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price)
for Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund only

3.00%A
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed) for Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund only	1.50%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe Fund and Europe Capital Appreciation Fund only	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

A Lower sales charges may be available for accounts over $250,000.

The following information replaces similar information found in the "Account Features and Policies" section beginning on page 27.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), except fund positions not subject to balance minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position.

Effective June 30, 2001, the following information replaces the biographical information found in the "Fund Management" section on page 31.

Margaret Reynolds is portfolio manager of Latin America Fund, which she has managed since June 2001. She also manages other Fidelity funds. Since joining Fidelity in 1995, Ms. Reynolds has worked as a research analyst and manager.

The following information replaces the biographical information found in the "Fund Management" section on page 31.

John Carlson is vice president and manager of Emerging Markets Fund, which he has managed since May 2001. He also manages other Fidelity funds. Since joining Fidelity in 1995, Mr. Carlson has worked as a research analyst and manager.

TIF-01-05 May 30, 2001
1.483702.124

Market Recap

Shaky equity markets dotted the globe during the six-month period that ended April 30, 2001, as numerous corporate earnings misses and tighter capital led to an implosion of high-growth technology and telecommunications stocks. The broad scale of this scenario conjured fears about the possibility of a global recession. In response, equity investors sought shelter in bonds and value stocks, and a number of central banks around the world intervened with interest-rate cuts designed to inject much-needed liquidity into the stock markets. By the end of the period, these actions seemed to ease the dry spell for stocks, as investors warily but steadily poured money back into equities.

Europe: Europe was exposed to many of the same negative trends that hammered equities worldwide. The decline of TMT stocks - those in the technology, media and telecommunications sectors - was the overwhelming influence on the continent's equity market performance. But while Europe was especially weak early in the period, it snapped back later after several interest-rate cuts by central banks around the world, although the European Central Bank was a notable exception. A strengthening euro and a growth outlook expected to surpass that of the U.S. also contributed to the rebound. Compared to many stock markets, the Morgan Stanley Capital InternationalSM  (MSCI®) Europe Index's six-month return of -7.04% was relatively strong.

Emerging Markets: The MSCI All Country Asia Free ex-Japan Index - a benchmark of more than 300 stocks in 12 emerging Asian markets, excluding Japan - fell 8.33% during the six-month period. Many of these countries, such as Taiwan, Korea and Singapore - significant exporters of electronics and semiconductors - were hurt by poor sales as U.S. technology spending slowed for most of the period. Meanwhile, the MSCI Emerging Markets Free-Latin America index, a proxy for stock markets in Latin American nations, just barely dipped into negative territory, declining 0.88%. Mexico, the largest country in the index, performed well, benefiting from high energy prices and a strong currency. But that was offset somewhat by Brazil, the index's second-largest country weighting, which raised interest rates twice while nearly everyone else in the world was lowering them.

Japan and the Far East: A slowing economy, a banking sector plagued by bad debt and weak demand from one of its largest trading partners - the United States - posed a world of trouble for investors in Japanese equities. The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - was down 12.16% for the six-month period. But in April, the election of a new prime minister with a commitment to economic and political reform offered a glimmer of hope, and the TOPIX responded with an 8.59% increase in the final month of the period.

U.S. and Canada: U.S. stocks displayed remarkable volatility during the six months that ended April 30, 2001. Of the 123 trading sessions during the period, the Dow Jones Industrial AverageSM  - a popular measure of blue-chip stock performance - closed up or down by more than 100 points on 51 occasions. After all the daily fluctuations, the Dow finished the period down 1.37%. The technology-intensive NASDAQ Composite® Index, however, was a different story, tumbling 37.12% during the six-month stretch. The much-maligned technology sector - which suffered from overcapacity and lower demand - jumped sharply in January and April, but couldn't offset the other four months' worth of declines. Meanwhile, the Standard & Poor's 500SM  Index, a barometer of large-cap stock performance, retreated 12.07%. Value and stable-growth stocks generally did better than riskier alternatives. The Russell 3000® Value Index ended the period in positive territory, finishing with a return of 0.78%. The Federal Reserve Board tried its best to stimulate economic growth - cutting short-term interest rates by two full percentage points - but the impact is still to be determined. The Canadian equity market - as measured by the Toronto Stock Exchange (TSE) 300 - also struggled. The decline of TMT stocks was a primary contributor to the TSE 300's 17.49% drop during the period.

Bonds: U.S. bonds offered a haven for those who sought to escape volatile stock markets. The Lehman Brothers Aggregate Bond Index - a measure of U.S. taxable-bond performance - returned 6.22% during the past six months. Treasuries led early, benefiting from the federal government's debt buyback program, but relinquished market leadership to the spread sectors, particularly corporate bonds, which rebounded in 2001 on the heels of the Fed's four 0.50% interest-rate cuts. For the period, the Lehman Brothers Treasury Index returned 5.13%, and the Lehman Brothers Credit Bond Index gained 7.29%. Meanwhile, the Lehman Brothers U.S. Agency and Mortgage-Backed Securities Indexes advanced 6.47% and 6.10%, respectively. Elsewhere, developed-nation government bonds didn't fare as well as emerging-markets debt. The Salomon Smith Barney Non-U.S. World Government Bond Index gained an even 1.00%, while the J.P. Morgan Emerging Markets Bond Index returned 5.19% for the past six months.

Semiannual Report

Canada
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	-9.03%	-4.71%	43.06%	98.37%
Fidelity Canada (incl. 3.00% sales charge)	-11.76%	-7.57%	38.76%	92.42%
Toronto Stock Exchange 300	-17.49%	-17.01%	48.02%	113.41%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	-4.71%	7.42%	7.09%
Fidelity Canada (incl. 3.00% sales charge)	-7.57%	6.77%	6.76%
Toronto Stock Exchange 300	-17.01%	8.16%	7.88%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on April 30, 1991, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $19,242 - a 92.42% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,341 - a 113.41% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Canada

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Stephen Binder, Portfolio Manager of Fidelity Canada Fund

Q. How did the fund perform, Stephen?

A. For the six months that ended April 30, 2001, the fund returned -9.03%, topping the Toronto Stock Exchange (TSE) 300, which returned -17.49% during the same period. For the 12 months that ended April 30, 2001, the fund was down 4.71%, while the TSE index fell 17.01%.

Q. What set the tone for equity market performance in Canada during the past six months?

A. Mounting evidence of a sharp decline in U.S. and global economic growth hampered the technology-laden Toronto market during the period. Investment spending - a key component of economic growth - within the telecommunications sector collapsed with the emergence of excess capacity and a shrinking supply of available funding. Telecom equipment makers, such as Nortel Networks - the leading supplier of optical networking gear in North America - felt the brunt of the storm as orders dried up from cash-strapped customers. Multiple earnings warnings from Nortel during the period set the tone for a significant downturn in tech-related stocks and the subsequent flight by weary investors seeking reasonable valuations and safety in less volatile areas of the market, particularly the natural resources sector. The resulting broadening of the market allowed nine out of 14 sectors to post positive six-month returns. The energy sector was a big winner, thanks to higher-than-average oil and gas prices. Metals and minerals also performed well, as did the conglomerates and transportation sectors.

Q. Why did the fund outperform the TSE 300 index by such a wide margin during this time frame?

A. Favorable sector positioning and good stock picking ensured our success relative to the index. Underweighting technology - the largest component of the index - helped the most, as it sheltered us a bit from the tech wreck that caused the sector to fall nearly 50% during the six-month period. Maintaining a sizable underweighting in Nortel - which accounted for just under 17% of the index on average - was key, as the stock tumbled more than 66%. Given Nortel's heavy dependence on telecom spending, I felt it would have a longer recovery than the average tech stock in North America. That said, I still was surprised at how sharply Nortel's fundamentals deteriorated and, in hindsight, I should have pared back even further on the position. Still, our relative advantage from underweighting Nortel was more than enough to compensate for what we lost by overweighting Nortel's suppliers, namely electronics manufacturers C-Mac and Celestica, which suffered a similar fate as the equipment giant before rebounding sharply late in the period. Having nearly twice the weighting as the index in oil and gas stocks was another strategy that paid off, as higher energy prices, growing margins and further consolidation activity bolstered the sector. Increased spending on developing new sources of crude oil and natural gas boosted fund holdings in energy services and exploration and production companies. Top contributors included Suncor, Ensign and CHC Helicopter, which provides flight services to the offshore oil/gas industry.

Q. What else worked out well for the fund?

A. The fund's positioning in electric utilities aided performance, as we gained exposure to the emerging power shortages plaguing the western U.S. primarily by overweighting ATCO - a holding company for an electric utility in Alberta. We also played the power theme through aluminum companies, such as Alcoa, which benefited from idling production in certain regions and selling its high-priced power back to the grid operators. Moreover, shrinking supplies have spawned a favorable outlook for aluminum prices.

Q. What moves restrained performance?

A. Not owning enough economically sensitive cyclical stocks detracted from returns, as the market began to discount a recovery in the economy. Specifically, our deficiency in paper and forest products and metals and minerals relative to the index hurt. Underweighting gold stocks, namely Placer Dome and Barrick Gold, further restrained performance. The fund no longer held Placer Dome at the end of the period.

Q. What's your outlook?

A. I'm still cautious about the telecom equipment sector for the reasons that I stated earlier. Generally, lower interest rates lead to an improving economy. Therefore, I intend to focus my efforts in the coming months on finding attractively valued cyclical stocks that should perform well in this environment.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of April 30, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: growth of capital over the long term

Fund number: 309

Trading symbol: FICDX

Start date: November 17, 1987

Size: as of April 30, 2001, more than
$106 million

Manager: Stephen Binder, since 1999; associate portfolio manager, Fidelity Canada Fund, 1998-1999; manager, several Fidelity Select Portfolios, 1990-1997; research analyst, 1989-1999; joined Fidelity in 1989

3

Semiannual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Canada	93.7%
United States of America	6.3%

As of October 31, 2000
Canada	94.7%
United States of America	5.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	98.0
Short-Term Investments and Net Other Assets	1.4	2.0
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Suncor Energy, Inc. (Oil & Gas)	5.1	2.1
Bombardier, Inc. Class B (sub. vtg.) (Aerospace & Defense)	4.1	3.0
Ensign Resource Service Group, Inc. (Energy Equipment & Services)	3.8	1.8
C Mac Industries, Inc. (Semiconductor Equipment & Products)	3.8	5.0
Royal Bank of Canada (Banks)	3.6	4.6
Canadian Imperial Bank of Commerce (Banks)	3.4	2.5
Toronto Dominion Bank (Banks)	3.2	3.2
Canadian National Railway Co. (Road & Rail)	3.0	1.5
Canadian Pacific Ltd. (Road & Rail)	2.9	3.0
Alcoa, Inc. (Metals & Mining)	2.8	1.2
	35.7
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.4	22.6
Energy	24.0	13.8
Industrials	11.1	10.6
Information Technology	10.9	25.3
Materials	8.1	8.0
Telecommunication Services	4.4	5.6
Utilities	4.4	1.6
Consumer Discretionary	4.2	5.8
Consumer Staples	3.1	3.5
Health Care	2.0	1.2

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Canada

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 4.2%
Distributors - 0.3%
Richelieu Hardware Ltd. (a)	30,800	$ 335,719
Hotels Restaurants & Leisure - 0.5%
Four Seasons Hotels, Inc.	9,500	551,689
Media - 1.8%
Astral Media, Inc. Class A (non-vtg.) (a)	29,700	850,394
Corus Entertainment, Inc. Class B (non-vtg.) (a)	15,000	341,641
Thomson Corp.	21,600	723,889
		1,915,924
Specialty Retail - 0.8%
Future Shop Ltd. (a)	73,500	483,081
Office Depot, Inc. (a)	34,300	325,850
		808,931
Textiles & Apparel - 0.8%
Gildan Activewear, Inc. Class A (a)	55,000	913,000
TOTAL CONSUMER DISCRETIONARY		4,525,263
CONSUMER STAPLES - 3.1%
Food & Drug Retailing - 3.1%
George Weston Ltd.	29,000	1,698,445
Loblaw Companies Ltd.	45,000	1,552,027
		3,250,472
ENERGY - 24.0%
Energy Equipment & Services - 7.5%
Bonus Resource Services Corp. (a)	75,000	226,947
CHC Helicopter Corp. Class A	104,000	1,204,659
Ensign Resource Service Group, Inc.	119,000	4,073,274
Precision Drilling Corp. (a)	32,000	1,347,719
Tidewater, Inc.	11,000	515,570
Total Energy Services Ltd. (a)	150,000	229,388
Trican Well Service Ltd. (a)	39,400	456,381
		8,053,938
Oil & Gas - 16.5%
Alberta Energy Co. Ltd.	20,000	983,276
Anderson Exploration Ltd. (a)	16,000	364,417
Baytex Energy Ltd. (a)	51,000	431,444
Bonavista Petroleum Ltd. (a)	27,000	593,870
Canadian Hunter Exploration Ltd. (a)	60,000	1,737,488
Canadian Natural Resources Ltd.	50,000	1,557,233
Gulf Canada Resources Ltd. (a)	167,018	956,438
Ketch Energy Ltd. (a)	49,000	248,396
Nexen, Inc.	40,000	940,977
PanCanadian Petroleum Ltd.	17,000	519,945
Petro-Canada	30,000	829,700
Player Petroleum Corp. (a)	23,000	236,481

	Shares	Value (Note 1)
Rio Alto Exploration Ltd. (a)	24,000	$ 481,031
Suncor Energy, Inc.	195,000	5,462,843
Talisman Energy, Inc. (a)	44,000	1,792,412
Valero Energy Corp.	5,500	264,880
Velvet Exploration Ltd. (a)	55,000	218,325
		17,619,156
TOTAL ENERGY		25,673,094
FINANCIALS - 26.4%
Banks - 16.8%
Bank of Montreal	89,000	2,038,654
Bank of Nova Scotia	111,000	2,748,454
Canadian Imperial Bank of Commerce	113,000	3,665,680
Home Capital Group Class B (sub. vtg.)	130,000	634,476
Laurentian Bank of Canada	41,700	743,528
National Bank of Canada	52,000	895,035
Royal Bank of Canada	137,000	3,829,082
Toronto Dominion Bank	135,000	3,417,388
		17,972,297
Diversified Financials - 2.1%
AGF Management Ltd. Class B (non-vtg.)	97,000	1,546,496
Brascan Corp. Class A (ltd. vtg.)	17,000	274,907
C.I. Fund Management, Inc. (a)	41,000	380,198
		2,201,601
Insurance - 5.8%
Industrial Alliance Life Insurance Co. (a)	79,000	1,835,296
Kingsway Financial Services, Inc. (a)	95,000	692,393
Manulife Financial Corp.	62,000	1,562,205
Sun Life Financial Services Canada, Inc.	109,000	2,127,936
		6,217,830
Real Estate - 1.7%
Brookfield Properties Corp.	57,500	984,463
Trizec Hahn Corp. (sub. vtg.)	51,000	796,512
		1,780,975
TOTAL FINANCIALS		28,172,703
HEALTH CARE - 2.0%
Pharmaceuticals - 2.0%
Angiotech Pharmaceuticals, Inc. (a)	9,000	393,571
Biovail Corp. (a)	45,000	1,771,654
		2,165,225
INDUSTRIALS - 11.1%
Aerospace & Defense - 4.4%
Bombardier, Inc. Class B (sub. vtg.)	304,000	4,381,857
CAE, Inc.	18,000	294,592
		4,676,449
Building Products - 0.2%
Premdor, Inc. (a)	41,000	266,805
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Ballard Power Systems, Inc. (a)	12,000	$ 638,928
Road & Rail - 5.9%
Canadian National Railway Co.	81,000	3,215,332
Canadian Pacific Ltd.	79,000	3,089,673
		6,305,005
TOTAL INDUSTRIALS		11,887,187
INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.8%
CIENA Corp. (a)	21,000	1,156,260
Nortel Networks Corp.	156,017	2,387,060
Research in Motion Ltd. (a)	13,000	444,134
		3,987,454
Computers & Peripherals - 1.3%
Onex Corp.	96,000	1,405,609
Electronic Equipment & Instruments - 1.0%
Celestica, Inc. (sub. vtg.) (a)	14,000	719,724
Optimal Robotics Corp. Class A (a)	11,000	360,250
		1,079,974
IT Consulting & Services - 0.3%
CGI Group, Inc. Class A (sub. vtg.) (a)	57,000	319,737
Semiconductor Equipment & Products - 3.8%
C Mac Industries, Inc. (a)	125,000	4,046,821
Software - 0.7%
Open Text Corp. (a)	30,000	741,849
TOTAL INFORMATION TECHNOLOGY		11,581,444
MATERIALS - 8.1%
Chemicals - 0.9%
Methanex Corp. (a)	77,000	651,396
Potash Corp. of Saskatchewan	4,500	257,871
		909,267
Construction Materials - 0.0%
Brampton Brick Ltd. Class A (a)	9,900	47,351
Metals & Mining - 6.8%
Alcan, Inc.	34,000	1,512,267
Alcoa, Inc.	72,000	2,980,800
Barrick Gold Corp.	69,000	1,129,271
Co-Steel, Inc	48,500	244,599
Dofasco, Inc.	40,000	653,348
IPSCO, Inc.	9,000	132,076
Meridian Gold, Inc. (a)	36,200	297,996
Noranda, Inc.	30,000	318,214
		7,268,571

	Shares	Value (Note 1)
Paper & Forest Products - 0.4%
Slocan Forest Products Ltd.	52,100	$ 406,846
TOTAL MATERIALS		8,632,035
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
BCE, Inc.	87,000	2,173,443
GT Group Telecom, Inc. Class B (non-vtg.) (a)	26,000	146,353
Manitoba Telecom Services, Inc.	67,000	1,715,657
TELUS Corp. (non-vtg.)	34,000	698,054
		4,733,507
UTILITIES - 4.4%
Electric Utilities - 0.8%
Reliant Resources, Inc.	1,000	30,000
TransAlta Corp.	47,000	847,205
		877,205
Gas Utilities - 1.9%
Enbridge, Inc.	15,950	393,379
TransCanada Pipelines Ltd.	91,000	1,078,948
Westcoast Energy, Inc.	27,000	562,244
		2,034,571
Multi-Utilities - 1.7%
ATCO Ltd. Class I (non-vtg.)	52,500	1,793,616
TOTAL UTILITIES		4,705,392
TOTAL COMMON STOCKS (Cost $89,701,595)		105,326,322
Cash Equivalents - 5.1%

Fidelity Cash Central Fund, 4.70% (b)	1,356,753	1,356,753
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	4,063,350	4,063,350
TOTAL CASH EQUIVALENTS (Cost $5,420,103)		5,420,103
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $95,121,698)		110,746,425
NET OTHER ASSETS - (3.7)%		(3,906,248)
NET ASSETS - 100%		$ 106,840,177
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $61,625,285 and $102,265,620, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $356 for the period.

Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $97,794,387. Net unrealized appreciation aggregated $12,952,038, of which $19,244,453 related to appreciated investment securities and $6,292,415 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $3,354,000, all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,812,668) (cost $95,121,698) - See accompanying schedule		$ 110,746,425
Foreign currency held at value (cost $818,494)		820,720
Receivable for investments sold		2,321,020
Receivable for fund shares sold		87,719
Dividends receivable		113,689
Interest receivable		10,554
Redemption fees receivable		116
Other receivables		5,635
Total assets		114,105,878
Liabilities
Payable for investments purchased	$ 2,793,357
Payable for fund shares redeemed	284,961
Accrued management fee	76,028
Other payables and accrued expenses	48,005
Collateral on securities loaned, at value	4,063,350
Total liabilities		7,265,701
Net Assets		$ 106,840,177
Net Assets consist of:
Paid in capital		$ 118,447,444
Distributions in excess of net investment income		(36,828)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,193,181)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,622,742
Net Assets, for 5,529,193 shares outstanding		$ 106,840,177
Net Asset Value and redemption price per share ($106,840,177 ÷ 5,529,193 shares)		$19.32
Maximum offering price per share (100/97.00 of $19.32)		$19.92

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 795,423
Interest		49,460
Security lending		39,992
		884,875
Less foreign taxes withheld		(114,639)
Total income		770,236
Expenses
Management fee Basic fee	$ 477,820
Performance adjustment	36,191
Transfer agent fees	180,595
Accounting and security lending fees	39,746
Non-interested trustees' compensation	364
Custodian fees and expenses	31,805
Registration fees	26,879
Audit	17,207
Legal	389
Reports to shareholders	5,238
Miscellaneous	277
Total expenses before reductions	816,511
Expense reductions	(68,711)	747,800
Net investment income		22,436
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(22,974,020)
Foreign currency transactions	(22,188)	(22,996,208)
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,181,581
Assets and liabilities in foreign currencies	2,638	9,184,219
Net gain (loss)		(13,811,989)
Net increase (decrease) in net assets resulting from operations		$ (13,789,553)
Other Information Sales charges paid to FDC		$ 23,646
Expense reductions
Directed brokerage arrangements		$ 65,622
Transfer agent credits		3,089
		$ 68,711

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 22,436	$ 8,350,545
Net realized gain (loss)	(22,996,208)	529,832
Change in net unrealized appreciation (depreciation)	9,184,219	316,342
Net increase (decrease) in net assets resulting from operations	(13,789,553)	9,196,719
Distributions to shareholders from net investment income	(7,282,311)	(85,857)
Share transactions Net proceeds from sales of shares	18,909,900	160,756,968
Reinvestment of distributions	7,097,924	82,250
Cost of shares redeemed	(61,223,294)	(51,055,541)
Net increase (decrease) in net assets resulting from share transactions	(35,215,470)	109,783,677
Redemption fees	102,284	360,425
Total increase (decrease) in net assets	(56,185,050)	119,254,964
Net Assets
Beginning of period	163,025,227	43,770,263
End of period (including under (over) distribution of net investment income of $(36,828) and $8,350,012, respectively)	$ 106,840,177	$ 163,025,227
Other Information Shares
Sold	921,270	6,834,177
Issued in reinvestment of distributions	331,369	4,754
Redeemed	(3,043,161)	(2,270,606)
Net increase (decrease)	(1,790,522)	4,568,325

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 22.27	$ 15.91	$ 13.14	$ 18.88	$ 21.84	$ 17.55
Income from Investment Operations
Net investment income D	.00	1.98 F	.04	.09	.03	.08
Net realized and unrealized gain (loss)	(1.93)	4.32 G	2.78	(3.70)	1.39	4.27
Total from investment operations	(1.93)	6.30	2.82	(3.61)	1.42	4.35
Less Distributions
From net investment income	(1.04)	(.03)	(.07)	(.05)	(.13)	(.08)
From net realized gain	-	-	-	(2.08)	(4.29)	-
Total distributions	(1.04)	(.03)	(.07)	(2.13)	(4.42)	(.08)
Redemption fees added to paid in capital	.02	.09	.02	-	.04	.02
Net asset value, end of period	$ 19.32	$ 22.27	$ 15.91	$ 13.14	$ 18.88	$ 21.84
Total Return B, C	(9.03)%	40.22%	21.71%	(21.27)%	8.21%	24.99%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 106,840	$ 163,025	$ 43,770	$ 47,422	$ 96,458	$ 129,671
Ratio of expenses to average net assets	1.27% A	1.09%	1.22%	.94%	.93%	1.01%
Ratio of expenses to average net assets after expense reductions	1.17% A, E	1.06% E	1.06% E	.80% E	.92% E	.98% E
Ratio of net investment income to average net assets	.04% A	9.00%	.26%	.57%	.18%	.40%
Portfolio turnover rate	97% A	97%	286%	215%	139%	139%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend which amounted to $1.97 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	-0.93%	-13.58%	41.57%	57.86%
Fidelity China Region (incl. 3.00% sales charge)	-3.91%	-16.18%	37.32%	53.12%
Hang Seng	-9.20%	-12.10%	40.15%	59.47%
Fidelity China Region Fund Linked Index	-7.10%	-12.62%	39.32%	58.52%
China Region Funds Average	1.08%	-13.15%	-5.48%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market and to the performance of the Fidelity China Region Fund Linked Index - an index which links the returns of the Hang Seng Index from the commencement of the fund on November 1, 1995 through September 1, 2000, and the MSCI Golden Dragon Plus Index beginning September 1, 2000. It is designed to represent the equity markets of Hong Kong through September 1, 2000 and the equity markets of Hong Kong, Taiwan, and China beginning September 1, 2000. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 24 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	-13.58%	7.20%	8.66%
Fidelity China Region (incl. 3.00% sales charge)	-16.18%	6.55%	8.06%
Hang Seng	-12.10%	6.98%	8.86%
Fidelity China Region Fund Linked Index	-12.62%	6.86%	8.74%
China Region Funds Average	-13.15%	-1.54%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 31, 2001, the value of the investment would have grown to $15,312 - a 53.12% increase on the initial investment. For comparison, look at how both the Hang Seng Index and the Fidelity China Region Fund Linked Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,947 - a 59.47% increase and $15,852 - a 58.52% increase, respectively.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

China Region

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Joseph Tse, Portfolio Manager of Fidelity China Region Fund

Q. How did the fund perform, Joseph?

A. For the six months that ended April 30, 2001, the fund returned -0.93%, outpacing the Hang Seng Index, which returned -9.20%. The fund also compares its performance to the Fidelity China Region Fund Linked Index - a measure of the performance of the Hong Kong, Taiwanese and Chinese markets - which returned -7.10%. The China region funds average tracked by Lipper Inc. returned 1.08%. For the one-year period that ended April 30, 2001, the fund returned -13.58%, while the Hang Seng, Fidelity China Region Fund Linked Index and Lipper average returned -12.10%, -12.62% and -13.15%, respectively.

Q. What drove equity markets in the region during the past six months?

A. Economic growth in the region continued to deteriorate, as exports slowed in the face of declining global demand. Concerns about a flagging U.S. economy and its impact on corporate earnings growth pressured stocks during the period. Despite aggressive interest-rate cuts in the U.S., rate-sensitive markets, such as Hong Kong, still finished down for the period. A dramatic rotation away from TMT - or technology, media and telecommunications - sectors fueled much of the negative momentum in the region. Taiwan - a stronghold for PC and semiconductor manufacturing - which struggled the most late in 2000, rebounded nicely later in the period as investors, sensing a market bottom, moved back into tech stocks. China, meanwhile, emerged as a safe haven in the region, bolstered by a healthier economy, an effective fiscal policy and its impending entry into the World Trade Organization. Mainland China-related shares also were supported by the government's decision to open up its hard currency B-share market - currently available only to international investors - to Chinese investors, a move expected to boost liquidity by making China stocks more attractive to global investors. However, the bulk of Chinese firms listed on the Hong Kong market were from the poor-performing telecom sector, so China actually dragged on the Hang Seng Index.

Q. Why did the fund outperform the Hang Seng Index, yet trail its Lipper peers?

A. Being defensive early in the period really paid off relative to the index. Underweighting telecom, particularly wireless providers, was a key component of that strategy. I was bearish overall on the group, which I felt was still trading at too rich a price given my concerns about increased regulatory risks, heightened competition and a shrinking supply of available funding for wireless companies worldwide. Holding considerably less China Mobile - which accounted for nearly 21% of the index on average during the period - provided the bulk of our relative advantage, as the stock declined more than 23%. Moreover, underweighting conglomerate Hutchison Whampoa - another benchmark giant with heavy cellular exposure - helped quite a bit, as did avoiding Pacific Century CyberWorks. This positioning also helped versus our Lipper peers, but we still failed to keep pace with the average, which benefited from generally having a much higher exposure to stronger-performing mainland Chinese and Taiwanese issues.

Q. How did some of your other strategies play out for the fund?

A. Increasing the fund's weighting in banks and property stocks bolstered performance in a falling interest-rate environment. Given my credit concerns on the global front, I chose to underweight multinational banks such as HSBC relative to the Hang Seng and focus instead on local banks where I felt business was strong. Although this strategy failed us when HSBC held up fairly well, we more than made up for it by overweighting Guoco Group and DAO Heng Bank. Finally, the fund's holdings in unregulated utilities - namely Huaneng Power and Hong Kong & China Gas - performed well, as did fast-food restaurant group Café de Coral. Switching to detractors, the one overweighting we had in telecom was in China Unicom, and it fared poorly. I owned the stock because I felt it was relatively cheap given my belief that regulators were helping the "underdog" catch up with China Mobile. Unfortunately, the stock kept coming down as earnings numbers disappointed. Poor timing in a handful of small tech stocks, including Asustek Computer and Asat Holdings, further curbed performance.

Q. What's your outlook?

A. Despite a rather bleak near-term economic outlook for Hong Kong and Taiwan, I believe the market continues to offer attractive long-term growth opportunities. I remain particularly bullish on the Taiwanese chip stocks, to which we began to increase exposure on weakness toward the end of the period. That said, I still expect to play more defense than offense in the coming months, which could involve holding a higher-than-normal weighting in mainland China, where earnings forecasts look a bit brighter.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of April 30, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Hong Kong, Taiwanese and Chinese issuers

Fund number: 352

Trading symbol: FHKCX

Start date: November 1, 1995

Size: as of April 30, 2001, more than $157 million

Manager: Joseph Tse, since inception; director of research, Fidelity Investments Management (Hong Kong), since 1994; manager, Asian portion of various global equity funds, since 1993; joined Fidelity in 1990

3

Semiannual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Hong Kong	63.7%
Taiwan	16.0%
United Kingdom	12.9%
United States of America	3.8%
China	1.9%
Singapore	1.0%
Canada	0.5%
Cayman Islands	0.2%

As of October 31, 2000
Hong Kong	71.7%
United Kingdom	14.8%
Taiwan	8.3%
United States of America	3.6%
China	1.2%
Cayman Islands	0.3%
Canada	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	96.4
Short-Term Investments and Net Other Assets	3.8	3.6
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Banks)	12.2	14.4
Cheung Kong Holdings Ltd. (Real Estate)	9.2	10.8
Hutchison Whampoa Ltd. (Diversified Financials)	8.8	8.9
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	6.1	11.3
Hang Seng Bank Ltd. (Banks)	5.3	4.9
Sun Hung Kai Properties Ltd. (Real Estate)	4.7	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor Equipment & Products)	4.6	3.4
United Microelectronics Corp. (Semiconductor Equipment & Products)	3.5	3.1
Hong Kong & China Gas Co. Ltd. (Gas Utilities)	3.4	1.8
Henderson Land Development Co. Ltd. (Real Estate)	2.5	1.8
	60.3
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	52.7	50.1
Information Technology	16.4	9.3
Consumer Discretionary	6.9	8.9
Telecommunication Services	6.6	14.2
Utilities	6.2	5.3
Industrials	5.2	7.0
Energy	1.3	1.1
Consumer Staples	0.7	0.3
Materials	0.2	0.2

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

China Region

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.9%
Distributors - 2.2%
Li & Fung Ltd.	1,828,000	$ 3,468,912
Hotels Restaurants & Leisure - 2.4%
Cafe de Coral Holdings Ltd.	7,078,000	3,153,704
Shangri-La Asia Ltd.	586,000	571,040
		3,724,744
Media - 1.6%
Asia Satellite Telecommunications Holdings Ltd.	320,500	729,427
Television Broadcasts Ltd.	370,000	1,869,190
		2,598,617
Specialty Retail - 0.2%
Esprit Holdings Ltd.	220,000	249,644
Textiles & Apparel - 0.5%
Glorious Sun Enterprises Ltd.	5,180,000	797,015
TOTAL CONSUMER DISCRETIONARY		10,838,932
CONSUMER STAPLES - 0.7%
Beverages - 0.3%
Vitasoy International Holdings Ltd.	3,496,500	551,435
Food & Drug Retailing - 0.2%
Convenience Retail Asia Ltd.	1,230,200	257,110
Food Products - 0.2%
Tingyi (Cayman Island) Holding Corp. (a)	1,936,000	307,810
TOTAL CONSUMER STAPLES		1,116,355
ENERGY - 1.3%
Oil & Gas - 1.3%
CNOOC Ltd.	2,070,000	2,003,885
FINANCIALS - 52.7%
Banks - 24.9%
Bank of East Asia Ltd.	600,000	1,361,696
Bank Sinopac	1,709,000	763,828
ChinaTrust Commercial Bank	2,300,000	1,678,322
Citic Ka Wah Bank Ltd.	1,332,000	409,893
DAO Heng Bank Group Ltd.	454,000	3,376,287
Guoco Group Ltd.	307,000	1,775,295
Hang Seng Bank Ltd.	712,500	8,404,816
HSBC Holdings PLC (Hong Kong) (Reg.)	1,469,182	19,199,268
Liu Chong Hing Bank Ltd.	857,000	1,076,868
Standard Chartered PLC	81,358	1,152,591
		39,198,864
Diversified Financials - 9.9%
Aeon Credit Service (ASIA) Co. Ltd.	883,600	277,573
China Everbright Ltd.	360,000	348,502
Hong Kong Exchanges & Clearing Ltd.	270,000	482,940

	Shares	Value (Note 1)
Hutchison Whampoa Ltd.	1,292,500	$ 13,962,268
Yuanta Securities Co. Ltd.	804,000	611,128
		15,682,411
Insurance - 0.5%
Manulife Financial Corp.	28,500	721,718
Real Estate - 17.4%
Amoy Properties Ltd.	1,348,000	1,400,008
Cheung Kong Holdings Ltd.	1,299,000	14,490,518
Henderson Land Development Co. Ltd.	851,000	3,906,323
Sun Hung Kai Properties Ltd.	809,021	7,520,614
Wharf Holdings Ltd.	60,485	141,923
		27,459,386
TOTAL FINANCIALS		83,062,379
INDUSTRIALS - 5.2%
Electrical Equipment - 1.2%
Johnson Electric Holdings Ltd.	971,320	1,824,549
Industrial Conglomerates - 0.7%
Citic Pacific Ltd.	372,000	1,070,816
Machinery - 0.4%
Chen Hsong Holdings Ltd.	3,870,000	659,961
Road & Rail - 2.9%
Kowloon Motor Bus Holdings Ltd. (a)	248,000	812,453
MTR Corp. Ltd.	2,203,000	3,799,201
		4,611,654
TOTAL INDUSTRIALS		8,166,980
INFORMATION TECHNOLOGY - 16.4%
Computers & Peripherals - 1.8%
Asustek Computer, Inc.	347,000	1,577,273
Compal Electronics, Inc.	430,000	732,137
Compeq Manufacturing Co. Ltd.	83,000	253,618
Quanta Computer, Inc.	91,000	304,348
		2,867,376
Electronic Equipment & Instruments - 2.1%
Group Sense International Ltd.	4,236,000	129,810
Hon Hai Precision Industries Co. Ltd.	538,800	3,161,703
		3,291,513
Semiconductor Equipment & Products - 11.6%
Asat Holdings Ltd. sponsored ADR	150,400	706,880
ASE Test Ltd. (a)	30,000	417,000
Chartered Semiconductor Manufacturing Ltd. (a)	509,000	1,564,864
Siliconware Precision Industries Co. Ltd.	1,350,000	1,050,775
Sunplus Technology Co. Ltd.	62,000	305,382
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,640,308	7,305,200
United Microelectronics Corp.	3,450,600	5,507,951
Winbond Electronics Corp.	1,164,310	1,366,445
		18,224,497
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - 0.9%
Travelsky Technology Ltd. (H Shares)	2,162,000	$ 1,455,360
TOTAL INFORMATION TECHNOLOGY		25,838,746
MATERIALS - 0.2%
Chemicals - 0.2%
China Agrotech Holdings Ltd. (a)	1,886,000	275,678
TELECOMMUNICATION SERVICES - 6.6%
Wireless Telecommunication Services - 6.6%
China Mobile (Hong Kong) Ltd. (a)	1,901,500	9,629,195
China Unicom Ltd.	572,000	803,093
		10,432,288
UTILITIES - 6.2%
Electric Utilities - 2.8%
CLP Holdings Ltd.	517,200	2,168,512
Hong Kong Electric Holdings Ltd.	203,000	692,362
Huaneng Power International, Inc. (H Shares)	2,606,000	1,528,696
		4,389,570
Gas Utilities - 3.4%
Hong Kong & China Gas Co. Ltd.	4,517,018	5,386,297
TOTAL UTILITIES		9,775,867
TOTAL COMMON STOCKS (Cost $118,336,813)		151,511,110
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount
CONSUMER DISCRETIONARY - 0.0%
Hotels Restaurants & Leisure - 0.0%
Mandarin Oriental International Ltd. 6.75% 3/23/05 (Cost $25,000)	-	$ 5	25,500
Cash Equivalents - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.70% (b)	2,581,492	$ 2,581,492
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	206,500	206,500
TOTAL CASH EQUIVALENTS (Cost $2,787,992)		2,787,992
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $121,149,805)		154,324,602
NET OTHER ASSETS - 2.0%		3,187,728
NET ASSETS - 100%		$ 157,512,330
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $58,936,380 and $77,659,400, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,451,600. The weighted average interest rate was 5.77%.

Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $123,079,472. Net unrealized appreciation aggregated $31,245,130, of which $40,269,253 related to appreciated investment securities and $9,024,123 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $40,369,000, all of which will expire on October 31, 2006.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $194,110) (cost $121,149,805) - See accompanying schedule		$ 154,324,602
Foreign currency held at value (cost $3,074,445)		3,073,401
Receivable for investments sold		1,176,861
Receivable for fund shares sold		37,359
Dividends receivable		791,664
Interest receivable		12,636
Redemption fees receivable		11
Other receivables		153
Total assets		159,416,687
Liabilities
Payable to custodian bank	$ 339,920
Payable for investments purchased	866,980
Payable for fund shares redeemed	299,360
Accrued management fee	92,899
Other payables and accrued expenses	98,698
Collateral on securities loaned, at value	206,500
Total liabilities		1,904,357
Net Assets		$ 157,512,330
Net Assets consist of:
Paid in capital		$ 165,030,853
Undistributed net investment income		572,586
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,264,707)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,173,598
Net Assets, for 11,033,425 shares outstanding		$ 157,512,330
Net Asset Value and redemption price per share ($157,512,330 ÷ 11,033,425 shares)		$14.28
Maximum offering price per share (100/97.00 of $14.28)		$14.72

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,809,415
Interest		191,212
Security lending		2,661
		2,003,288
Less foreign taxes withheld		(2,862)
Total income		2,000,426
Expenses
Management fee	$ 629,093
Transfer agent fees	266,942
Accounting and security lending fees	52,092
Non-interested trustees' compensation	325
Custodian fees and expenses	101,737
Registration fees	13,204
Audit	13,282
Legal	481
Interest	1,163
Reports to shareholders	8,770
Miscellaneous	614
Total expenses before reductions	1,087,703
Expense reductions	(16,186)	1,071,517
Net investment income		928,909
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,467,099
Foreign currency transactions	(96,921)	1,370,178
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,495,866)
Assets and liabilities in foreign currencies	16,291	(4,479,575)
Net gain (loss)		(3,109,397)
Net increase (decrease) in net assets resulting from operations		$ (2,180,488)
Other Information Sales charges paid to FDC		$ 26,980
Expense reductions
Directed brokerage arrangements		$ 15,195
Transfer agent credits		991
		$ 16,186

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 928,909	$ 1,296,755
Net realized gain (loss)	1,370,178	16,075,619
Change in net unrealized appreciation (depreciation)	(4,479,575)	(5,942,444)
Net increase (decrease) in net assets resulting from operations	(2,180,488)	11,429,930
Distributions to shareholders from net investment income	(6,568,457)	(2,289,574)
Share transactions Net proceeds from sales of shares	19,064,805	183,395,667
Reinvestment of distributions	6,321,697	2,213,416
Cost of shares redeemed	(38,996,425)	(177,672,782)
Net increase (decrease) in net assets resulting from share transactions	(13,609,923)	7,936,301
Redemption fees	162,500	1,114,437
Total increase (decrease) in net assets	(22,196,368)	18,191,094
Net Assets
Beginning of period	179,708,698	161,517,604
End of period (including undistributed net investment income of $572,586 and $6,212,134, respectively)	$ 157,512,330	$ 179,708,698
Other Information Shares
Sold	1,282,392	10,586,910
Issued in reinvestment of distributions	427,142	129,289
Redeemed	(2,688,727)	(10,118,064)
Net increase (decrease)	(979,193)	598,135

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996 E
Net asset value, beginning of period	$ 14.96	$ 14.15	$ 10.25	$ 11.06	$ 12.97	$ 10.00
Income from Investment Operations
Net investment income D	.08	.10	.19	.31	.17	.29
Net realized and unrealized gain (loss)	(.21)	.80	3.98	(1.10)	(1.95)	2.64
Total from investment operations	(.13)	.90	4.17	(.79)	(1.78)	2.93
Less Distributions
From net investment income	(.56)	(.17)	(.32)	(.06)	(.14)	(.01)
From net realized gain	-	-	-	-	(.08)	-
Total distributions	(.56)	(.17)	(.32)	(.06)	(.22)	(.01)
Redemption fees added to paid in capital	.01	.08	.05	.04	.09	.05
Net asset value, end of period	$ 14.28	$ 14.96	$ 14.15	$ 10.25	$ 11.06	$ 12.97
Total Return B, C	(0.93)%	6.77%	42.44%	(6.85)%	(13.36)%	29.83%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 157,512	$ 179,709	$ 161,518	$ 140,824	$ 177,416	$ 109,880
Ratio of expenses to average net assets	1.29% A	1.22%	1.34%	1.41%	1.31%	1.62%
Ratio of expenses to average net assets after expense reductions	1.27% A, F	1.21% F	1.32% F	1.40% F	1.31%	1.62%
Ratio of net investment income to average net assets	1.10% A	.55%	1.59%	3.07%	1.18%	2.53%
Portfolio turnover rate	74% A	103%	84%	109%	174%	118%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 1, 1995 (commencement of operations) to October 31, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	-8.16%	-26.07%	-52.82%	-16.16%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-10.91%	-28.29%	-54.23%	-18.68%
MSCI Emerging Markets Free	-7.26%	-25.73%	-27.40%	66.97%
Emerging Markets Funds Average	-7.87%	-25.83%	-21.11%	9.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of April 30, 2001, the index included over 516 equity securities of companies domiciled in 27 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 197 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	-26.07%	-13.95%	-1.75%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-28.29%	-14.47%	-2.05%
MSCI Emerging Markets Free	-25.73%	-6.20%	5.26%
Emerging Markets Funds Average	-25.83%	-4.82%	0.65%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on April 30, 1991, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have been $8,132 - an 18.68% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,697 - a 66.97% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Emerging Markets

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Patti Satterthwaite, Portfolio Manager of Fidelity Emerging Markets Fund

Q. How did the fund perform, Patti?

A. For the six-month period that ended April 30, 2001, the fund returned -8.16%. That performance slightly trailed the Morgan Stanley Capital International Emerging Markets Free Index, which returned -7.26%, and the emerging markets funds average tracked by Lipper Inc., which returned -7.87% during the same period. For the 12 months that ended April 30, 2001, the fund returned -26.07%, while the MSCI Emerging Markets Free index and Lipper average returned -25.73% and -25.83%, respectively.

Q. Why did the fund lag its index and peer group during the six-month period?

A. The fund lagged the peers and index marginally during the period. The global collapse of technology, media and telecommunications (TMT) stocks in 2000 made its way into emerging markets during the second half of the period. Several of our cellular, technology and media names hurt us during this time frame. Brazil's Telesp Celular, Technology Resources in Malaysia and China Unicom were particularly hard hit on the cellular front. The notable exception was China Mobile, in which we benefited from timely trading. The global cellular meltdown was due largely to the expectation of very low-returning investments in third-generation (3G) wireless networks for the major developed markets. The emerging plays went down in sympathy despite the fact that they do not have an immediate need to invest in pricey 3G technology. Media stocks, such as Brazil's Globo Cabo, Taiwan's GigaMedia and Mexico's Grupo Televisa, also detracted from fund performance. The fund no longer held Globo Cabo at the close of the period. Finally, several technology stocks, most notably Infosys in India and Israeli firms Orbotech and AudioCodes, further dampened returns. Business at Indian software companies, such as Infosys, held up better than many of their competitors in the developed markets; however, their share prices still declined as valuation comparisons within the industry continued to fall.

Q. How about some moves that worked out well for the fund?

A. Reducing the fund's weighting in Turkey early in the period proved wise, as stocks swooned in response to a budding financial crisis in the country, which included a currency devaluation in February. Government reforms slated to end Turkey's history of rampant inflation led to speculation regarding the health of the banking system, which triggered a massive flight of foreign reserves from the country. However, during the spring, the International Monetary Fund announced its support for a new fiscal program, which helped stabilize equity prices. In addition, overweighting certain beverage stocks, particularly South African Breweries, Brazil's AmBev and Mexico's Fomento, helped lift returns. Banks, buoyed by lower interest rates in the rest of the world, also aided performance. Our top performers here included Indian banks Housing Development and ICICI Bank, Kookmin Bank in Korea and Banacci in Mexico. Several resource/commodity stocks in South Africa, such as Sappi and De Beers, also fared well for us. Finally, the decision to underweight Israeli tech stock Check Point and South Africa's Dimension Data paid off nicely for us as each stock declined more than 40% during the period.

Q. Patti, what's your outlook for these markets in the coming months?

A. How emerging markets fare going forward hinges on what central banks do in the rest of the world. Further interest-rate cuts and rising expectations of a global economic recovery would be welcome news, particularly in Argentina and Turkey, which remain thorns in the sides of most emerging markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Effective May 30, 2001, John Carlson became Portfolio Manager of Fidelity Emerging Markets Fund.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of emerging market issuers

Fund number: 322

Trading symbol: FEMKX

Start date: November 1, 1990

Size: as of April 30, 2001, more than
$272 million

Manager: Patti Satterthwaite, since 2000; joined Fidelity in 1986

3

Semiannual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Taiwan	13.6%
Korea (South)	12.5%
Brazil	9.2%
Mexico	9.2%
India	8.0%
Hong Kong	7.2%
South Africa	5.8%
Russia	5.5%
Israel	4.7%
Other	24.3%

As of October 31, 2000
Mexico	11.8%
Brazil	11.6%
Taiwan	9.6%
Korea (South)	9.2%
India	7.4%
Malaysia	6.9%
South Africa	6.2%
Hong Kong	6.1%
Russia	4.7%
Other	26.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	97.6
Short-Term Investments and Net Other Assets	4.1	2.4
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	4.8	3.9
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	4.1	1.4
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	3.4	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	2.6	3.0
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	2.5	2.2
Hon Hai Precision Industries Co. Ltd. (Taiwan, Electronic Equipment & Instruments)	2.3	0.6
Unified Energy Systems sponsored ADR (Russia, Electric Utilities)	2.2	2.1
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	2.1	2.0
United Microelectronics Corp. (Taiwan, Semiconductor Equipment & Products)	2.1	2.0
Lukoil Oil Co. sponsored ADR (Russia, Oil & Gas)	2.0	2.3
	28.1
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.4	12.8
Financials	19.1	20.4
Telecommunication Services	17.7	21.2
Consumer Staples	9.5	10.3
Materials	7.1	6.6
Consumer Discretionary	6.4	9.2
Energy	6.2	7.8
Utilities	4.8	6.6
Health Care	2.5	2.7
Industrials	1.2	0.0

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Emerging Markets

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
Argentina - 0.5%
Perez Companc SA sponsored ADR	97,259	$ 1,488,063
Brazil - 9.2%
Banco Itau SA (PN)	16,426,000	1,322,147
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	90,300	2,569,035
Companhia de Bebidas das Americas (AmBev) sponsored ADR	278,882	6,804,721
Companhia Paranaense de Energia-Copel sponsored ADR	60,600	469,650
Companhia Vale do Rio Doce (PN-A)	86,000	1,994,543
Petroleo Brasileiro SA Petrobras (PN)	184,500	4,480,355
Tele Norte Leste Participacoes SA ADR	47,800	835,544
Telesp Celular Participacoes SA ADR	251,100	4,218,480
Uniao de Bancos Brasileiros SA (Unibanco) GDR	97,600	2,347,280
TOTAL BRAZIL		25,041,755
British Virgin Islands - 0.5%
MIH Ltd. Class A (a)	115,600	1,293,564
Chile - 0.9%
Banco Santander Chile sponsored ADR	29,100	495,282
Banco Santiago SA sponsored ADR	10,000	212,500
Distribucion Y Servicio D&S SA sponsored ADR	114,900	1,666,050
TOTAL CHILE		2,373,832
China - 0.7%
Huaneng Power International, Inc. sponsored ADR	85,400	1,963,346
Croatia - 0.8%
Pliva D.D.:
GDR (c)	55,300	641,480
unit	139,100	1,613,560
TOTAL CROATIA		2,255,040
Egypt - 1.1%
Commercial International Bank Ltd.	160,780	1,550,633
Egyptian Co. for Mobile Services (MobiNil)	93,800	1,471,562
TOTAL EGYPT		3,022,195
Greece - 1.0%
National Bank of Greece SA	70,300	2,728,071
Hong Kong - 7.2%
China Mobile (Hong Kong) Ltd. (a)	2,602,500	13,179,059
CNOOC Ltd.	2,722,000	2,635,060
Hutchison Whampoa Ltd.	345,100	3,727,953
TOTAL HONG KONG		19,542,072
Hungary - 0.9%
Matav Rt. sponsored ADR	142,500	2,379,750
India - 8.0%
Dr. Reddy's Laboratories Ltd.	19,900	476,470

	Shares	Value (Note 1)
Hindustan Lever Ltd. (a)	488,600	$ 2,198,387
Housing Development Finance Corp. Ltd.	203,100	2,498,642
Hughes Software Systems Ltd.	93,800	1,499,618
ICICI Bank Ltd.	134,100	453,203
ICICI Bank Ltd. sponsored ADR (a)	202,700	1,345,928
Infosys Technologies Ltd.	49,776	3,961,464
ITC Ltd.	115,700	2,067,853
Ranbaxy Laboratories Ltd.	117,000	1,251,181
Reliance Industries Ltd.	541,868	3,967,992
State Bank of India	423,800	1,900,043
Zee Telefilms Ltd. (a)	91,800	194,124
TOTAL INDIA		21,814,905
Indonesia - 0.7%
Gudang Garam PT Perusahaan	384,500	379,528
Sampoerna, Hanjaya Mandala	1,383,000	1,484,342
TOTAL INDONESIA		1,863,870
Israel - 4.7%
AudioCodes Ltd. (a)	144,900	1,222,956
Bank Leumi le-Israel BM	371,008	781,022
Check Point Software Technologies Ltd. (a)	73,850	4,632,611
Orbotech Ltd.	98,250	3,383,730
Teva Pharmaceutical Industries Ltd. sponsored ADR	48,500	2,640,825
VocalTec Communications Ltd. (a)	36,500	104,025
TOTAL ISRAEL		12,765,169
Korea (South) - 12.5%
H&CB	134,360	2,555,593
Hyundai Motor Co. Ltd.	197,880	3,095,160
Kookmin Bank	359,065	4,253,159
Kookmin Credit Card Co. Ltd.	73,550	1,943,461
KorAm Bank Ltd. (a)	152,240	832,291
Korea Electric Power Corp.	146,340	2,527,891
Korea Telecom	690	33,117
Samsung Electronics Co. Ltd.	64,595	11,231,774
Shinhan Bank	187,700	1,667,493
SK Telecom Co. Ltd.	33,640	5,785,464
TOTAL KOREA (SOUTH)		33,925,403
Malaysia - 4.6%
AMMB Holdings BHD	1,474,000	1,113,258
Amway (Malaysia) Holdings BHD	912,000	1,156,800
British American Tobacco BHD (Malaysia)	276,700	2,530,349
Courts Mammoth BHD	943,000	719,658
Genting BHD	246,000	517,895
Malayan Banking BHD	679,000	1,751,105
Tanjong PLC	526,000	858,211
Technology Resources Industries BHD	3,492,000	1,635,726
Tenaga Nasional BHD	836,000	2,134,000
TOTAL MALAYSIA		12,417,002
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - 9.2%
Banacci SA de CV Series O	2,464,000	$ 4,490,903
Fomento Economico Mexicano SA de CV sponsored ADR	59,000	2,253,800
Grupo Iusacell SA de CV sponsored ADR (a)	106,400	867,160
Grupo Televisa SA de CV sponsored GDR (a)	80,575	3,064,267
Telefonos de Mexico SA de CV Series L sponsored ADR	264,800	9,162,080
Wal-Mart de Mexico SA de CV Series C	2,284,300	5,104,774
TOTAL MEXICO		24,942,984
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	79,500	1,197,270
Poland - 1.9%
Agora SA unit (a)	72,400	1,205,460
Polski Koncern Naftowy Orlen SA	277,500	1,302,587
Telekomunikacja Polska SA	507,900	2,742,980
TOTAL POLAND		5,251,027
Russia - 5.5%
Lukoil Oil Co. sponsored ADR	131,200	5,430,368
Mobile TeleSystems Ojsc sponsored ADR (a)	62,900	1,805,230
Unified Energy Systems sponsored ADR	566,400	6,088,800
YUKOS Corp. sponsored ADR (a)	36,600	1,573,800
TOTAL RUSSIA		14,898,198
South Africa - 5.8%
ABSA Group Ltd. (a)	400,500	1,751,596
Anglo American Platinum Corp. Ltd.	70,300	3,148,936
De Beers Consolidated Mines Ltd./De Beers Centenary AG unit	91,600	3,838,606
Impala Platinum Holdings Ltd.	20,900	1,001,182
Liberty Life Association of Africa Ltd.	163,800	1,069,989
Nedcor Ltd.	123,200	2,253,378
Sappi Ltd.	306,000	2,790,817
TOTAL SOUTH AFRICA		15,854,504
Taiwan - 13.6%
ChinaTrust Commercial Bank	3,378,155	2,465,057
Compeq Manufacturing Co. Ltd.	532,000	1,625,600
GigaMedia Ltd. (a)	262,700	517,519
Hon Hai Precision Industries Co. Ltd.	1,071,520	6,287,728
Macronix International Co. Ltd.	1,121,780	1,722,405
Quanta Computer, Inc.	475,000	1,588,629
Realtek Semiconductor Corp.	233,000	1,260,991
Siliconware Precision Industries Co. Ltd.	4,342,760	3,380,196
Taishin International Bank	1,978,000	890,070

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,579,467	$ 7,136,865
United Microelectronics Corp.	3,597,000	5,741,639
Winbond Electronics Corp.	1,359,000	1,594,935
Yuanta Securities Co. Ltd.	3,673,000	2,791,882
TOTAL TAIWAN		37,003,516
Thailand - 1.0%
Advanced Info Service PCL (For. Reg.)	275,400	2,787,181
Turkey - 2.4%
Anadolu Efes Biracilk Ve Malt Sanyii AS	26,729,475	1,330,085
Hurriyet Gazetecilik ve Matbaacilik AS	622,729,600	3,261,858
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	0
Yapi ve Kredi Bankasi AS	439,799,556	2,034,909
TOTAL TURKEY		6,626,852
United Kingdom - 2.2%
Billiton PLC	330,900	1,607,770
Dimension Data Holdings PLC (a)	333,100	1,543,857
South African Breweries PLC	404,600	2,753,717
TOTAL UNITED KINGDOM		5,905,344
Venezuela - 0.5%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	61,200	1,402,092
TOTAL COMMON STOCKS (Cost $264,502,737)		260,743,005
Convertible Preferred Stocks - 0.1%

Philippines - 0.1%
First E Bank Corp. (a) (Cost $859,496)	22,521,380	350,527
Cash Equivalents - 4.5%

Fidelity Cash Central Fund, 4.70% (b)	8,743,521	8,743,521
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	3,364,076	3,364,076
TOTAL CASH EQUIVALENTS (Cost $12,107,597)		12,107,597
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $277,469,830)		273,201,129
NET OTHER ASSETS - (0.4)%		(1,084,998)
NET ASSETS - 100%		$ 272,116,131
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $641,480 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $128,459,804 and $137,069,898, respectively.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $279,008,391. Net unrealized depreciation aggregated $5,807,262, of which $41,848,913 related to appreciated investment securities and $47,656,175 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $471,797,000 of which $97,014,000, $19,326,000, $309,416,000 and $46,041,000 will expire on September 30, 2004, 2006, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including Securities loaned of $3,243,778) (cost $277,469,830) - See accompanying schedule		$ 273,201,129
Foreign currency held at value (cost $2,566,580)		2,559,432
Receivable for investments sold		206,110
Receivable for fund shares sold		180,228
Dividends receivable		1,014,819
Interest receivable		26,894
Redemption fees receivable		481
Other receivables		3,294
Total assets		277,192,387
Liabilities
Payable for investments purchased	$ 965,164
Payable for fund shares redeemed	335,253
Accrued management fee	157,584
Other payables and accrued expenses	254,179
Collateral on securities loaned, at value	3,364,076
Total liabilities		5,076,256
Net Assets		$ 272,116,131
Net Assets consist of:
Paid in capital		$ 757,692,833
Undistributed net investment income		1,263,793
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(482,551,340)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,289,155)
Net Assets, for 34,122,545 shares outstanding		$ 272,116,131
Net Asset Value and redemption price per share ($272,116,131 ÷ 34,122,545 shares)		$7.97
Maximum offering price per share (100/97.00 of $7.97)		$8.22

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 3,342,963
Special dividend from Companhia Siderurgica Nacional ADR		419,408
Interest		227,319
Security lending		39,866
		4,029,556
Less foreign taxes withheld		(311,606)
Total income		3,717,950
Expenses
Management fee	$ 1,038,937
Transfer agent fees	636,296
Accounting and security lending fees	86,152
Non-interested trustees' compensation	1,033
Custodian fees and expenses	211,354
Registration fees	23,802
Audit	31,801
Legal	3,092
Reports to shareholders	24,605
Miscellaneous	74,109
Total expenses before reductions	2,131,181
Expense reductions	(77,361)	2,053,820
Net investment income		1,664,130
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,249,637)
Foreign currency transactions	(514,090)	(7,763,727)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,160,872)
Assets and liabilities in foreign currencies	8,318	(20,152,554)
Net gain (loss)		(27,916,281)
Net increase (decrease) in net assets resulting from operations		$ (26,252,151)
Other Information Sales charges paid to FDC		$ 43,013
Expense reductions
Directed brokerage arrangements		$ 70,776
Custodian credits		688
Transfer agent credits		5,897
		$ 77,361

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 1,664,130	$ 699,827
Net realized gain (loss)	(7,763,727)	763,639
Change in net unrealized appreciation (depreciation)	(20,152,554)	(20,591,490)
Net increase (decrease) in net assets resulting from operations	(26,252,151)	(19,128,024)
Distributions to shareholders from net investment income	(1,018,114)	-
Share transactions Net proceeds from sales of shares	40,098,815	213,407,205
Reinvestment of distributions	992,591	-
Cost of shares redeemed	(46,293,845)	(292,885,323)
Net increase (decrease) in net assets resulting from share transactions	(5,202,439)	(79,478,118)
Redemption fees	143,869	658,998
Total increase (decrease) in net assets	(32,328,835)	(97,947,144)
Net Assets
Beginning of period	304,444,966	402,392,110
End of period (including undistributed net investment income of $1,263,793 and $617,777, respectively)	$ 272,116,131	$ 304,444,966
Other Information Shares
Sold	4,695,847	18,237,804
Issued in reinvestment of distributions	122,090	-
Redeemed	(5,635,112)	(26,333,184)
Net increase (decrease)	(817,175)	(8,095,380)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 8.71	$ 9.35	$ 6.74	$ 10.35	$ 16.61	$ 15.14
Income from Investment Operations
Net investment income D	.05 G	.02 F	.07	.09	.15	.12
Net realized and unrealized gain (loss)	(.76)	(.68)	2.53	(3.47)	(6.17)	1.60
Total from investment operations	(.71)	(.66)	2.60	(3.38)	(6.02)	1.72
Less Distributions
From net investment income	(.03)	-	-	(.08)	(.13)	(.18)
In excess of net investment income	-	-	-	(.15)	(.12)	(.09)
Total distributions	(.03)	-	-	(.23)	(.25)	(.27)
Redemption fees added to paid in capital	.00	.02	.01	-	.01	.02
Net asset value, end of period	$ 7.97	$ 8.71	$ 9.35	$ 6.74	$ 10.35	$ 16.61
Total Return B, C	(8.16)%	(6.84)%	38.72%	(33.23)%	(36.74)%	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 272,116	$ 304,445	$ 402,392	$ 270,709	$ 499,168	$ 1,263,164
Ratio of expenses to average net assets	1.53% A	1.39%	1.45%	1.59%	1.36%	1.30%
Ratio of expenses to average net assets after expense reductions	1.47% A, E	1.35% E	1.42% E	1.56% E	1.35% E	1.29% E
Ratio of net investment income to average net assets	1.19% A	.15%	.90%	1.01%	.89%	.74%
Portfolio turnover rate	96% A	100%	94%	87%	69%	77%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Investment income per share reflects a special dividend which amounted to $.02 per share.

G Investment income per share reflects a special dividend from Companhia Siderurgica Nacional ADR which amounted to $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-9.67%	-15.60%	72.05%	197.10%
MSCI Europe	-7.04%	-13.27%	78.90%	212.19%
European Region Funds Average	-10.16%	-17.48%	66.16%	181.35%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2001, the index included over 476 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 174 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-15.60%	11.46%	11.50%
MSCI Europe	-13.27%	12.34%	12.06%
European Region Funds Average	-17.48%	10.47%	10.67%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $29,710 - a 197.10% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $31,219 - a 212.19% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Europe

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Thierry Serero, Portfolio Manager of Fidelity Europe Fund

Q. How did the fund perform, Thierry?

A. For the six months ending April 30, 2001, the fund fell 9.67%. That beat the performance of the European region funds average tracked by Lipper Inc., which declined 10.16%. However, the fund trailed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, which was down 7.04%. For the 12-month period ending April 30, 2001, the fund returned -15.60%, the Lipper average lost 17.48%, and the MSCI Europe Index declined 13.27%.

Q. Why did the fund's return lag the MSCI benchmark during the six-month period?

A. Investors' preference for value stocks during the period accounted for much of the fund's underperformance. Given the volatility and general decline of European markets during the past six months, defensive sectors such as health care, financials, consumer staples and energy were top performers. With the exception of energy, the fund was underweighted in all of these sectors relative to the index, as I typically position the fund with a higher growth bias. For instance, I overweighted information technology by a two-to-one margin for most of the period. Unfortunately, that sector became plagued by overcapacity in many industries, a slowdown in demand and numerous earnings woes. Accordingly, the fund's performance suffered.

Q. In light of the European market environment, what helped the fund outperform its peer average?

A. Much of the fund's outperformance occurred in April, the final month of the period. A strong rally in technology, spurred in large part by interest-rate cuts by central banks around the world, had a sharply positive effect, as investors grew increasingly optimistic that the much-maligned technology, media and telecommunications (TMT) sectors had finally reached a bottom.

Q. What stocks performed well for the fund?

A. Despite the downturn in telecommunications, Nokia - based in Finland - was the fund's best-performing stock on an absolute basis for the period. In my opinion, Nokia is arguably the best-positioned manufacturer of mobile telephony equipment in Europe, and it continues to dominate its competitors in terms of market share. Swedish company Nobel Biocare was a top performer in the health sector. Nobel is the world's leading producer of innovative dental implants and industrialized dental prosthetics. French property company Unibail was another stong contributor, following analyst upgrades and strong results. The company owns and operates office buildings and shopping centers in France, with its office properties located almost exclusively in the Paris region.

Q. What stocks were particular disappointments?

A. Baltimore Technologies, an Irish information technology company that produces security software, was the biggest detractor from performance on an individual security basis. Cutbacks in e-business projects and a first-quarter operating loss of $108 million drove the company's stock price down. Another software company, Germany's Brokat, was the fund's second-largest detractor. The company, which develops payment software and mobile business solutions, experienced slowing sales and cut its 2001 revenue forecast by 20 percent. Overweighting telecommunications company Vodafone also hurt returns. U.K.-based Vodafone is a major player in the European mobile telecommunications market and has developed a dominant global "footprint" through aggressive merger and acquisition activity. However, the stock's poor results reflect the continuing underperformance of the sector, as investors reflect upon the negative outlook for telecommunications companies.

Q. What's your outlook, Thierry?

A. The short-term outlook for Europe's stock markets remains uncertain. The rise in profit warnings from companies might lead to corporate growth expectations being revised down further. Merger and acquisition activity has slowed to the lowest level in almost three years, as falling equity markets curb company expansion plans. Worsening economic conditions and equity market volatility also has reduced IPO activity considerably. Companies looking to raise capital are likely to postpone their plans until economic conditions improve and price stability returns to the equity markets. This also should raise the prospect of higher and better quality companies with strong fundamentals coming to the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Fund number: 301

Trading symbol: FIEUX

Start date: October 1, 1986

Size: as of April 30, 2001, more than $1.3 billion

Manager: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity International Services Limited, 1991-1994; joined Fidelity in 1991

3

Semiannual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
United Kingdom	22.1%
France	20.7%
Germany	16.3%
United States of America	7.8%
Italy	6.8%
Netherlands	6.2%
Switzerland	5.6%
Spain	4.6%
Finland	3.8%
Other	6.1%

As of October 31, 2000
United Kingdom	26.9%
Germany	13.6%
France	12.5%
Switzerland	10.7%
Italy	8.5%
Sweden	7.8%
United States of America	6.6%
Netherlands	4.3%
Spain	2.7%
Other	6.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.4	97.5
Bonds	2.3	1.1
Short-Term Investments and Net Other Assets	4.3	1.4
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Marschollek Lautenschlaeger und Partner AG (Germany, Insurance)	4.3	3.7
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.6	5.0
BP Amoco PLC (United Kingdom, Oil & Gas)	3.4	2.4
Nokia AB (Finland, Communications Equipment)	2.9	1.6
Business Objects SA (France, Software)	2.8	2.2
Luxottica Group Spa sponsored ADR (Italy, Health Care Equipment & Supplies)	2.6	2.3
Bayer AG (Germany, Chemicals)	2.3	2.7
TotalFinaElf SA Series B (France, Oil & Gas)	2.3	2.2
SAP AG (Germany, Software)	2.2	0.0
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	2.2	2.0
	28.6
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	24.4
Information Technology	16.1	14.9
Industrials	10.8	7.6
Energy	10.6	8.0
Health Care	10.5	9.7
Telecommunication Services	8.2	11.8
Consumer Discretionary	7.3	13.1
Materials	5.5	3.0
Consumer Staples	4.5	6.0
Utilities	0.2	0.1

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Europe

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.9%
	Shares	Value (Note 1)
Belgium - 0.2%
Integrated Production & Test Engineering (IPTE)	77,200	$ 1,178,060
Ubizen NV (a)	62,800	629,593
TOTAL BELGIUM		1,807,653
Croatia - 0.3%
Pliva D.D. unit	377,100	4,374,360
Finland - 3.8%
Kone Oyj (B Shares)	65,100	4,360,632
Nokia AB	1,114,330	38,098,942
Sonera Corp.	692,160	7,657,632
TOTAL FINLAND		50,117,206
France - 20.2%
ActivCard SA (a)	1,099,100	14,068,480
Alstom SA (a)	435,620	12,560,667
ALTEN (a)	29,015	3,433,997
Atos SA (a)	145,880	12,295,350
BNP Paribas SA	291,803	25,940,540
Business Objects SA	999,555	37,068,457
Credit Lyonnais SA	339,600	13,100,225
Dassault Systemes SA	327,326	16,175,482
Euler SA	150,700	7,106,210
Isis SA	3,200	323,367
L'Oreal SA	136,120	9,908,823
Lafarge SA	85,900	8,253,595
Neopost SA (a)	389,364	9,326,981
Technip SA	154,590	24,070,220
TotalFinaElf SA Series B	199,327	29,787,428
TRANSGENE SA sponsored ADR (a)(e)	366,500	1,224,110
Unibail	172,808	27,443,431
Usinor	952,120	12,442,738
TOTAL FRANCE		264,530,101
Germany - 11.0%
Articon-Integralis AG (Reg. D) (a)	131,150	4,945,142
Bayer AG	707,790	29,827,686
Brokat AG (a)	522,880	3,827,168
Deutsche Boerse AG	9	2,887
Deutsche Telekom AG (Reg.)	945,720	24,500,049
Dresdner Bank AG	574,050	26,137,130
Heidelberger Zement AG (Frankfurt)	54,000	2,832,847
Karstadt Quelle AG	702,620	21,792,822
Parsytec AG	18,500	622,060
SAP AG	183,620	29,079,018
TOTAL GERMANY		143,566,809
Greece - 0.4%
Antenna TV SA sponsored ADR (a)	350,900	5,628,436
Ireland - 0.6%
IAWS Group PLC (Ireland)	658,900	4,092,033

	Shares	Value (Note 1)
IWP International PLC (United Kingdom) (Reg.)	568,270	$ 935,174
Riverdeep Group PLC sponsored ADR (a)	79,500	2,035,200
TOTAL IRELAND		7,062,407
Italy - 6.1%
Fila Holding Spa sponsored ADR (a)	576,000	2,966,400
Luxottica Group Spa sponsored ADR	2,253,170	33,504,638
Mediobanca Spa	961,130	10,605,211
Saipem Spa	3,513,530	23,042,371
Unicredito Italiano Spa	2,112,200	9,924,407
TOTAL ITALY		80,043,027
Luxembourg - 1.0%
Gemplus International SA	2,058,520	8,912,436
Stolt Offshore SA (a)	291,300	4,034,670
TOTAL LUXEMBOURG		12,947,106
Netherlands - 6.2%
ASM Lithography Holding NV (a)	965,470	25,525,637
Buhrmann NV	876,150	14,528,116
Heineken Holding NV (A Shares)	184,250	7,078,104
IHC Caland NV	117,300	5,411,565
Royal Dutch Petroleum Co. (Hague Registry)	485,440	28,922,513
TOTAL NETHERLANDS		81,465,935
Norway - 0.8%
DnB Holding ASA	2,218,220	9,753,526
Poland - 0.3%
Agora SA unit (a)	263,280	4,383,612
Russia - 0.5%
Sun Interbrew Ltd. unit (a)	46,100	132,307
Unified Energy Systems sponsored ADR	245,300	2,636,975
YUKOS Corp. sponsored ADR (a)	70,600	3,035,800
TOTAL RUSSIA		5,805,082
Spain - 4.6%
Banco Popular Espanol SA (Reg.)	303,610	10,839,159
Centros Comerciales Carrefour SA	1,691,810	25,501,545
NH Hoteles SA	1,821,540	24,224,894
TOTAL SPAIN		60,565,598
Sweden - 2.0%
Industri-Matematik International Corp. (a)	1,078,780	1,423,990
Nobel Biocare AB	353,560	13,443,346
Skandia Foersaekrings AB	1,005,430	10,929,652
Tele1 Europe Holding AB	214,400	806,848
TOTAL SWEDEN		26,603,836
Switzerland - 5.6%
Fantastic Corp. (a)	267,570	401,186
Geberit International AG	14,450	3,780,499
Kudelski SA (Bearer) (a)	10,334	9,826,024
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Leica Geosystems AG	470	$ 128,246
Lindt & Spruengli AG	22,614	11,363,688
Novartis AG (Reg.)	12,671	19,685,942
Pargesa Holding SA	962	2,175,352
Tecan Group AG	13,193	12,582,502
Zurich Financial Services AG	37,144	13,206,851
TOTAL SWITZERLAND		73,150,290
United Kingdom - 20.8%
Amdocs Ltd. (a)	238,200	14,029,980
Axis Shield PLC (a)	908,083	4,158,294
BP Amoco PLC	4,961,607	44,720,649
Cable & Wireless PLC	1,685,720	12,386,982
Capita Group PLC	2,924,855	20,697,137
Corus Group PLC	12,507,880	12,797,625
E-Capital Investments PLC (a)	8,303,450	350,526
EGG PLC	6,185,500	14,233,132
Expro International Group PLC	582,630	4,335,466
FirstGroup PLC	1,087,300	4,481,068
GlaxoSmithKline PLC (a)	723,360	19,375,198
Great Universal Stores PLC Class A	1,578,834	12,188,985
Marconi PLC	1,357,780	7,956,516
NDS Group PLC sponsored ADR (a)	344,700	12,926,250
Prudential PLC	1,567,873	18,352,863
Serco Group PLC	3,235,172	18,286,648
Stanley Leisure PLC	795,000	2,798,607
Vodafone Group PLC	15,532,077	47,124,418
TOTAL UNITED KINGDOM		271,200,344
United States of America - 3.5%
Infonet Services Corp. Class B (a)	1,820,870	12,928,177
Lafarge Corp.	129,500	4,370,625
Synthes-Stratec, Inc. (f)	12,000	7,155,709
Synthes-Stratec, Inc.	36,091	21,505,269
TOTAL UNITED STATES OF AMERICA		45,959,780
TOTAL COMMON STOCKS (Cost $1,116,675,251)		1,148,965,108
Nonconvertible Preferred Stocks - 5.5%

Germany - 4.8%
Dyckerhoff AG	89,200	1,605,715
Marschollek Lautenschlaeger und Partner AG	510,924	55,528,239
SAP AG	31,300	5,045,560
TOTAL GERMANY		62,179,514
Italy - 0.7%
Alleanza Assicurazioni Spa Risp	1,246,610	9,527,018
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $47,712,739)		71,706,532
Corporate Bonds - 2.3%
Moody's Ratings (unaudited) (b)			Principal Amount (d)	Value (Note 1)
Convertible Bonds - 1.1%
Germany - 0.5%
Holzmann (Phillip) AG 3.25% 12/8/03	-	DEM	22,670,000	$ 7,043,886
United Kingdom - 0.6%
BP Finance PLC:
(LukeOil) 3% 2/9/06 (f)	AA+		2,535,000	2,839,200
3% 2/9/06	Aa1		4,055,000	4,541,600
TOTAL UNITED KINGDOM				7,380,800
TOTAL CONVERTIBLE BONDS				14,424,686
Nonconvertible Bonds - 1.2%
France - 0.5%
Eurotunnel Finance Ltd. euro:
0% 4/30/40 (g)	-	EUR	1,395	1,685,337
0% 4/30/40 (g)	-	EUR	4,020	4,856,670
TOTAL FRANCE				6,542,007
United Kingdom - 0.7%
Credit Linked & Structured Securities Ltd. euro:
5.14% 12/31/50 (g)	-	FRF	66,000,000	3,258,047
6.89% 12/31/50 (g)	-	GBP	12,000,000	6,439,500
TOTAL UNITED KINGDOM				9,697,547
TOTAL NONCONVERTIBLE BONDS				16,239,554
TOTAL CORPORATE BONDS (Cost $33,144,943)				30,664,240
Cash Equivalents - 13.2%
	Shares
Fidelity Cash Central Fund, 4.70% (c)	43,202,924	43,202,924
Fidelity Securities Lending Cash Central Fund, 4.59% (c)	129,298,150	129,298,150
TOTAL CASH EQUIVALENTS (Cost $172,501,074)		172,501,074
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $1,370,034,007)		1,423,836,954
NET OTHER ASSETS - (8.9)%		(116,010,893)
NET ASSETS - 100%		$ 1,307,826,061
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,994,909 or 0.8% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $806,487,659 and $822,402,672, respectively.
The fund participated in the security lending program during the period.
At period end the fund received as collateral U.S. Treasury obligations valued at $5,965,713.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,509,000. The weighted average interest rate was 5.61%.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
TRANSGENE SA sponsored ADR	$ -	$ -	$ -	$ 1,224,110
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,373,053,981. Net unrealized appreciation aggregated $50,782,973, of which $198,282,496 related to appreciated investment securities and $147,499,523 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $252,000 all of which will expire on October 31, 2006.

All of the capital loss carryforward was acquired in the merger of Fidelity Germany Fund and is available to offset future capital gains of the fund to the extent provided by regulations (See Note 12 of the Notes to Financial Statements).

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $129,506,626) (cost $1,370,034,007) - See accompanying schedule		$ 1,423,836,954
Receivable for investments sold		8,620,639
Receivable for fund shares sold		2,792,472
Dividends receivable		3,870,068
Interest receivable		695,822
Redemption fees receivable		14
Other receivables		155,063
Total assets		1,439,971,032
Liabilities
Payable for investments purchased	$ 76,202
Payable for fund shares redeemed	1,593,696
Accrued management fee	693,180
Other payables and accrued expenses	483,743
Collateral on securities loaned, at value	129,298,150
Total liabilities		132,144,971
Net Assets		$ 1,307,826,061
Net Assets consist of:
Paid in capital		$ 1,330,029,253
Distributions in excess of net investment income		(1,033,462)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,773,935)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,604,205
Net Assets, for 47,475,061 shares outstanding		$ 1,307,826,061
Net Asset Value, offering price and redemption price per share ($1,307,826,061 ÷ 47,475,061 shares)		$27.55

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 4,986,897
Interest		1,658,485
Security lending		410,410
		7,055,792
Less foreign taxes withheld		(802,341)
Total income		6,253,451
Expenses
Management fee Basic fee	$ 4,868,813
Performance adjustment	(537,428)
Transfer agent fees	1,703,360
Accounting and security lending fees	337,522
Non-interested trustees' compensation	1,868
Custodian fees and expenses	310,232
Registration fees	22,814
Audit	17,172
Legal	3,675
Interest	4,055
Reports to shareholders	41,329
Miscellaneous	322
Total expenses before reductions	6,773,734
Expense reductions	(207,049)	6,566,685
Net investment income (loss)		(313,234)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(72,152,461)
Foreign currency transactions	188,821	(71,963,640)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(66,478,788)
Assets and liabilities in foreign currencies	42,481	(66,436,307)
Net gain (loss)		(138,399,947)
Net increase (decrease) in net assets resulting from operations		$ (138,713,181)
Other Information
Deferred sales charges withheld by FDC		$ 10,837
Expense Reductions Directed brokerage arrangements		$ 179,309
Custodian credits		41
Transfer agent credits		27,699
		$ 207,049

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income (loss)	$ (313,234)	$ 8,229,269
Net realized gain (loss)	(71,963,640)	213,224,939
Change in net unrealized appreciation (depreciation)	(66,436,307)	(118,352,239)
Net increase (decrease) in net assets resulting from operations	(138,713,181)	103,101,969
Distributions to shareholders From net investment income	(4,211,634)	(6,915,223)
In excess of net investment income	(720,228)	-
From net realized gain	(168,063,193)	(74,504,729)
Total distributions	(172,995,055)	(81,419,952)
Share transactions Net proceeds from sales of shares	227,533,678	475,580,031
Net asset value of shares issued in exchange for the net assets of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund (Note 12)	-	62,774,350
Reinvestment of distributions	168,108,243	79,434,126
Cost of shares redeemed	(201,312,065)	(532,039,104)
Net increase (decrease) in net assets resulting from share transactions	194,329,856	85,749,403
Redemption fees	111,950	258,937
Total increase (decrease) in net assets	(117,266,430)	107,690,357
Net Assets
Beginning of period	1,425,092,491	1,317,402,134
End of period (including under (over) distribution of net investment income of $(1,033,462) and $5,821,770, respectively)	$ 1,307,826,061	$ 1,425,092,491
Other Information Shares
Sold	7,837,531	12,610,973
Issued in exchange for the shares of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund (Note 12)	-	1,625,579
Issued in reinvestment of distributions	5,735,525	2,266,303
Redeemed	(6,953,065)	(14,288,890)
Net increase (decrease)	6,619,991	2,213,965

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 34.88	$ 34.09	$ 32.82	$ 31.05	$ 27.12	$ 23.51
Income from Investment Operations
Net investment income (loss) D	(.01)	.20	.25	.39	.44	.30
Net realized and unrealized gain (loss)	(3.11)	2.70	3.54	4.10	5.44	4.23
Total from investment operations	(3.12)	2.90	3.79	4.49	5.88	4.53
Less Distributions From net investment income	(.10)	(.18)	(.28)	(.39)	(.24)	(.12)
In excess of net investment income	(.02)	-	-	-	-	-
From net realized gain	(4.09)	(1.94)	(2.25)	(2.35)	(1.73)	(.81)
Total distributions	(4.21)	(2.12)	(2.53)	(2.74)	(1.97)	(.93)
Redemption fees added to paid in capital	.00	.01	.01	.02	.02	.01
Net asset value, end of period	$ 27.55	$ 34.88	$ 34.09	$ 32.82	$ 31.05	$ 27.12
Total Return B, C	(9.67)%	8.51%	12.18%	15.45%	23.35%	20.14%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,307,826	$ 1,425,092	$ 1,317,402	$ 1,586,358	$ 916,108	$ 691,762
Ratio of expenses to average net assets	1.04% A	1.09%	.96%	1.10%	1.19%	1.27%
Ratio of expenses to average net assets after expense reductions	1.01% A, E	1.05% E	.89% E	1.09% E	1.18% E	1.27%
Ratio of net investment income (loss) to average net assets	(.05)% A	.54%	.76%	1.15%	1.53%	1.20%
Portfolio turnover rate	126% A	144% F	106%	114%	57%	45%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-5.67%	-10.38%	88.98%	150.65%
MSCI Europe	-7.04%	-13.27%	78.90%	134.51%
European Region Funds Average	-10.16%	-17.48%	66.16%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2001, the index included over 476 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 174 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-10.38%	13.57%	13.29%
MSCI Europe	-13.27%	12.34%	12.27%
European Region Funds Average	-17.48%	10.47%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. As the chart shows, by April 30, 2001, the value of the investment would have grown to $25,065 - a 150.65% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,451 - a 134.51% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Europe Capital Appreciation

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Ian Hart, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. While its absolute performance was disappointing, the fund outperformed its benchmark and average peer. For the six-month period that ended April 30, 2001, the fund posted a total return of -5.67%. In comparison, the Morgan Stanley Capital International (MSCI) Europe Index returned -7.04%. The fund also compares its performance against the European region funds average, as tracked by Lipper Inc., which returned -10.16% during the same period. For the 12 months that ended April 30, 2001, the fund returned -10.38%, while the MSCI Europe index and Lipper average posted returns of -13.27% and -17.48%, respectively.

Q. What helped the fund outperform its benchmark and peer average?

A. The overall environment during the period was one of high volatility and generally declining valuations in the European markets. That the fund was able to outperform its benchmarks was attributable mainly to favorable stock selection. In particular, several names in the retail sector came through very well. Valuations were extremely low for a number of these stocks, but fundamentals were actually improving, in part due to the reduced threat of online retailers. As evidence of improving fundamentals grew, the stocks appreciated. Performance also was aided somewhat by maintaining generally underweighted positions in the telecommunications, media and technology (TMT) stocks, which suffered a dramatic downturn, although I did not escape the downturn entirely. Negative contributions to performance also came as a result of disappointing stock picking in the financials and industrials groups.

Q. Which individual positions helped performance the most?

A. As I mentioned, there were several names in the retail sector that helped performance. Castorama Dubois, for instance, is a French do-it-yourself retailer - Europe's equivalent of the U.S. chain, Home Depot - which has strengthened its position in this still robust market since merging with the U.K. do-it-yourself business of Kingfisher. Boots, the U.K.'s leading health and personal care products retailer, was selling at a very low price-to-earnings multiple when I bought it, and resilient earnings by the company helped drive its stock price higher. MFI Furniture, another U.K. retailer, enjoyed similar good fortunes. Pernod-Ricard, a French spirits company, performed well after acquiring some of Seagram's assets spun off by Vivendi Universal, one of the fund's top 10 holdings. The fund's largest position, TotalFinaElf, the result of a three-way oil company merger, enjoyed a good deal of market favor in anticipation of its restructuring potential.

Q. What holdings didn't perform up to expectations?

A. Although I tried to underweight the TMT group, I still was hurt by some of the individual positions I retained. In particular, SMG, the Scottish media group, and ILOG, a French software company, fell sharply out of favor during the period. Among the bigger names, I also was hurt by my exposure to mobile telephony stocks, such as Vodafone, the U.K. mobile operator. This stock suffered as its growth rate slowed and investors lost confidence in its longer-term earnings growth potential. I also was reminded that non-TMT stocks could disappoint. A good example was SSL International, a U.K. health care products company, which took a big hit when it issued a profit warning in response to much lower-than-expected sales.

Q. What's your outlook for the next six months, Ian?

A. My sense is that we'll continue to see somewhat more of the same, which is to say that the markets will likely remain quite volatile. In 1999, it was all about being invested in TMT; in 2000, it was pretty much about not being there. But in 2001, I don't think there are any clear sector bets. This is a positive environment for Fidelity's intensive research approach to add value, because I think stock picking is what will differentiate one fund from another and determine which funds will beat their benchmarks over time. That's why it's so important for me to utilize Fidelity's 50-plus analysts based in London, who are working to sort out the good stories and find the new ideas that will add value to the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Fund number: 341

Trading symbol: FECAX

Start date: December 21, 1993

Size: as of April 30, 2001, more than $508 million

Manager: Ian Hart, since 2000; international equity analyst, 1997-2000; European equity analyst in U.K., 1994-1997; joined Fidelity in 1994

3

Semiannual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
United Kingdom	23.0%
France	21.5%
Germany	11.1%
Netherlands	10.5%
United States of America	6.6%
Italy	6.6%
Switzerland	6.5%
Spain	5.1%
Finland	2.2%
Other	6.9%

As of October 31, 2000
United Kingdom	25.1%
France	21.4%
Netherlands	10.9%
Switzerland	9.3%
Germany	8.7%
Spain	5.6%
Italy	5.6%
Finland	3.8%
United States of America	2.1%
Other	7.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.4	98.5
Short-Term Investments and Net Other Assets	6.6	1.5
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Series B (France, Oil & Gas)	6.6	5.0
Royal Dutch Petroleum Co. (Hague Registry) (Netherlands, Oil & Gas)	4.6	3.6
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.3	4.8
BNP Paribas SA (France, Banks)	3.3	1.4
Lloyds TSB Group PLC (United Kingdom, Banks)	2.8	2.2
Nokia AB (Finland, Communications Equipment)	2.2	3.3
Vivendi Universal SA (France, Media)	2.0	1.2
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.9	1.3
SEB SA (France, Household Durables)	1.6	0.0
Altadis SA (Spain, Tobacco)	1.6	0.9
	29.9
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	26.5
Consumer Discretionary	18.6	17.0
Energy	12.9	9.0
Consumer Staples	11.6	11.7
Health Care	9.7	8.8
Information Technology	6.7	10.4
Telecommunication Services	6.3	10.5
Industrials	3.4	2.0
Utilities	1.0	2.1
Materials	0.3	0.5

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Europe Capital Appreciation

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value (Note 1)
Austria - 0.8%
OMV AG	34,900	$ 2,941,512
Plaut AG (a)	125,900	893,588
TOTAL AUSTRIA		3,835,100
Belgium - 1.2%
Delhaize Freres & Compagnie Le Lion SA	68,000	3,610,727
KBC Bancassurance Holding NV	67,100	2,486,615
TOTAL BELGIUM		6,097,342
Denmark - 1.1%
Bang & Olufsen Holding AS Series B	73,680	2,408,029
Novo-Nordisk AS Series B	81,000	3,080,452
TOTAL DENMARK		5,488,481
Finland - 2.2%
Nokia AB	330,400	11,296,376
France - 21.5%
Alcatel SA (RFD)	108,560	3,523,858
Aventis SA (France)	65,797	5,059,790
AXA SA de CV	36,598	4,318,476
BNP Paribas SA	189,400	16,837,175
Castorama Dubois Investissements SA	8,355	1,786,426
Europeene de Casinos SA	16,800	1,459,941
Groupe Partouche	4,849	296,410
ILOG SA sponsored ADR (a)	151,900	2,263,310
Pernod-Ricard	82,414	5,714,148
Royal Canin SA	30,215	2,948,742
Sanofi-Synthelabo SA	77,100	4,624,051
SEB SA	150,400	8,206,245
TotalFinaElf SA Series B	224,900	33,609,058
Valeo SA	85,000	3,921,424
Vivendi Environment	110,600	4,843,416
Vivendi Universal SA	144,943	10,036,717
TOTAL FRANCE		109,449,187
Germany - 10.1%
Allianz AG (Reg. D)	20,071	5,778,369
Deutsche Boerse AG	5,789	1,856,664
Deutsche Lufthansa AG (Reg.)	292,300	5,601,497
Douglas Holding AG	88,316	2,875,590
FAG Kugelfischer Georg Schaefer AG	218,300	1,500,987
Fresenius Medical Care AG	61,200	4,539,199
Gehe AG	94,200	3,760,841
Karstadt Quelle AG	192,700	5,976,882
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	27,707	7,900,051
Schering AG (a)	70,100	3,500,828
Software AG (Reg. D)	41,200	2,412,474
United Internet AG (a)	73,000	195,592

	Shares	Value (Note 1)
Wella AG	100,835	$ 3,802,085
Zapf Creation AG	45,000	1,525,097
TOTAL GERMANY		51,226,156
Greece - 0.4%
Antenna TV SA sponsored ADR (a)	119,600	1,918,384
Israel - 0.2%
Orad Hi-Tech Systems Ltd. (a)	191,782	1,105,968
Italy - 6.6%
Alleanza Assicurazioni Spa	398,200	5,050,534
Banca Intesa Spa	1,723,800	6,505,878
Banca Nazionale del Lavoro (BNL)	1,833,800	5,832,606
Saipem Spa	839,400	5,504,938
Telecom Italia Mobile Spa	835,300	5,735,945
Telecom Italia Spa	450,900	4,999,281
TOTAL ITALY		33,629,182
Netherlands - 10.5%
Hunter Douglas NV	83,500	2,215,028
ICT Automatisering NV	21,502	839,369
ING Groep NV (Certificaten Van Aandelen)	85,049	5,807,808
Koninklijke Ahold NV	254,330	7,897,455
Koninklijke KPN NV	155,700	1,903,528
Koninklijke Philips Electronics NV	100,086	2,940,045
Numico NV	142,300	5,629,423
Randstad Holdings NV	120,000	1,293,538
Royal Dutch Petroleum Co. (Hague Registry)	390,600	23,271,946
STMicroelectronics NV (NY Shares)	37,100	1,500,695
TOTAL NETHERLANDS		53,298,835
Norway - 1.4%
Norsk Hydro AS	111,500	4,865,891
Tandberg ASA (a)	195,500	2,406,921
TOTAL NORWAY		7,272,812
Spain - 5.1%
Aldeasa SA	59,500	1,187,739
Altadis SA	640,100	7,950,554
Banco Santander Central Hispano SA	719,800	7,152,393
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	152,700	3,022,457
Cortefiel SA	136,400	2,093,544
Sol Melia SA	170,500	1,606,462
Telefonica SA	158,964	2,690,907
TOTAL SPAIN		25,704,056
Sweden - 1.8%
Bilia AB (A Shares)	150,000	899,386
Electrolux AB (B Shares)	189,900	3,138,154
Telefonaktiebolaget LM Ericsson AB (B Shares)	829,572	5,342,444
TOTAL SWEDEN		9,379,984
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - 6.5%
Credit Suisse Group (Reg.)	30,387	$ 5,664,839
Nestle SA (Reg.)	2,168	4,487,671
Novartis AG (Reg.)	4,738	7,361,060
The Swatch Group AG (Bearer)	1,986	2,198,528
UBS AG (Reg. D)	51,249	7,796,771
Zurich Financial Services AG	15,576	5,538,173
TOTAL SWITZERLAND		33,047,042
United Kingdom - 23.0%
AstraZeneca PLC (United Kingdom)	106,000	5,037,120
Barclays PLC	147,500	4,749,131
Boots Co. PLC	663,580	5,863,675
British Land Co. PLC	825,952	5,507,828
Carlton Communications PLC	1,131,700	6,915,106
Diageo PLC	561,500	5,905,773
EMAP PLC	250,000	2,972,903
GlaxoSmithKline PLC (a)	358,429	9,600,521
Lloyds TSB Group PLC	1,366,100	14,202,269
Lonmin PLC	113,700	1,573,354
Marks & Spencer PLC	1,442,400	5,531,719
MFI Furniture Group PLC	1,966,800	3,121,270
Rank Group PLC Class L	1,006,200	2,735,757
Senior Engineering Group PLC	1,886,400	1,633,160
SMG PLC	2,008,601	5,607,488
Somerfield PLC	4,014,700	5,472,147
SSL International PLC	365,500	2,395,480
Tomkins PLC	598,300	1,339,902
Trinity Mirror PLC	1,040,100	6,924,405
Vodafone Group PLC	5,565,791	16,886,644
W.H. Smith PLC	373,500	2,626,962
TOTAL UNITED KINGDOM		116,602,614
United States of America - 0.0%
Jupiter Media Metrix, Inc. (a)	104,600	156,900
Reliant Resources, Inc.	2,000	60,000
TOTAL UNITED STATES OF AMERICA		216,900
TOTAL COMMON STOCKS (Cost $444,841,637)		469,568,419
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value (Note 1)
Germany - 1.0%
ProSieben Sat.1 Media AG	91,600	$ 1,629,414
SAP AG	19,900	3,207,880
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,724,182)		4,837,294
Cash Equivalents - 29.2%
Fidelity Cash Central Fund, 4.70% (b)	31,706,684	31,706,684
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	116,686,992	116,686,992
TOTAL CASH EQUIVALENTS (Cost $148,393,676)		148,393,676
TOTAL INVESTMENT PORTFOLIO - 122.6% (Cost $598,959,495)		622,799,389
NET OTHER ASSETS - (22.6)%		(114,742,218)
NET ASSETS - 100%		$ 508,057,171
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $167,388,879 and $290,994,891, respectively.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $600,270,064. Net unrealized appreciation aggregated $22,529,325, of which $64,143,322 related to appreciated investment securities and $41,613,997 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $110,496,314) (cost $598,959,495) - See accompanying schedule		$ 622,799,389
Foreign currency held at value (cost $95)		104
Receivable for investments sold		4,780,490
Receivable for fund shares sold		232,506
Dividends receivable		1,793,379
Interest receivable		113,182
Redemption fees receivable		261
Other receivables		78,321
Total assets		629,797,632
Liabilities
Payable for investments purchased	$ 3,590,935
Payable for fund shares redeemed	878,160
Accrued management fee	348,260
Other payables and accrued expenses	236,114
Collateral on securities loaned, at value	116,686,992
Total liabilities		121,740,461
Net Assets		$ 508,057,171
Net Assets consist of:
Paid in capital		$ 490,575,611
Undistributed net investment income		163,252
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,451,594)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,769,902
Net Assets, for 28,981,582 shares outstanding		$ 508,057,171
Net Asset Value, offering price and redemption price per share ($508,057,171 ÷ 28,981,582 shares)		$17.53

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 3,425,697
Interest		900,125
Security lending		184,909
		4,510,731
Less foreign taxes withheld		(637,456)
Total income		3,873,275
Expenses
Management fee Basic fee	$ 2,074,318
Performance adjustment	258,622
Transfer agent fees	679,633
Accounting and security lending fees	166,762
Non-interested trustees' compensation	1,077
Custodian fees and expenses	143,021
Registration fees	42,220
Audit	23,518
Legal	1,641
Reports to shareholders	17,509
Miscellaneous	2,123
Total expenses before reductions	3,410,444
Expense reductions	(38,936)	3,371,508
Net investment income		501,767
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,907,707)
Foreign currency transactions	(34,759)	(4,942,466)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(30,636,214)
Assets and liabilities in foreign currencies	28,132	(30,608,082)
Net gain (loss)		(35,550,548)
Net increase (decrease) in net assets resulting from operations		$ (35,048,781)
Other Information
Expense reductions
Directed brokerage arrangements		$ 33,954
Custody credits		483
Transfer agent credits		4,499
		$ 38,936

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 501,767	$ 5,198,862
Net realized gain (loss)	(4,942,466)	41,603,335
Change in net unrealized appreciation (depreciation)	(30,608,082)	(22,845,159)
Net increase (decrease) in net assets resulting from operations	(35,048,781)	23,957,038
Distributions to shareholders From net investment income	(3,365,523)	(4,070,674)
From net realized gain	(26,617,810)	(14,717,039)
Total distributions	(29,983,333)	(18,787,713)
Share transactions Net proceeds from sales of shares	57,999,832	512,276,940
Reinvestment of distributions	27,917,032	18,063,088
Cost of shares redeemed	(156,047,866)	(367,338,080)
Net increase (decrease) in net assets resulting from share transactions	(70,131,002)	163,001,948
Redemption fees	70,186	224,285
Total increase (decrease) in net assets	(135,092,930)	168,395,558
Net Assets
Beginning of period	643,150,101	474,754,543
End of period (including undistributed net investment income of $163,252 and $4,793,720, respectively)	$ 508,057,171	$ 643,150,101
Other Information Shares
Sold	3,133,011	24,808,262
Issued in reinvestment of distributions	1,527,190	903,170
Redeemed	(8,530,050)	(18,336,200)
Net increase (decrease)	(3,869,849)	7,375,232

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 19.58	$ 18.64	$ 16.28	$ 16.57	$ 14.07	$ 12.08
Income from Investment Operations
Net investment income	.02 D	.14 D	.15 D	.15 D	.20 D	.22 E
Net realized and unrealized gain (loss)	(1.09)	1.39	2.20	1.79	3.81	2.00
Total from investment operations	(1.07)	1.53	2.35	1.94	4.01	2.22
Less Distributions
From net investment income	(.11)	(.13)	-	(.17)	(.23)	(.23)
From net realized gain	(.87)	(.47)	-	(2.08)	(1.29)	-
Total distributions	(.98)	(.60)	-	(2.25)	(1.52)	(.23)
Redemption fees added to paid in capital	.00	.01	.01	.02	.01	-
Net asset value, end of period	$ 17.53	$ 19.58	$ 18.64	$ 16.28	$ 16.57	$ 14.07
Total Return B, C	(5.67)%	8.19%	14.50%	13.65%	31.57%	18.74%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 508,112	$ 643,150	$ 474,755	$ 650,807	$ 372,049	$ 170,192
Ratio of expenses to average net assets	1.23% A	1.09%	1.07%	1.12%	1.10%	1.33%
Ratio of expenses to average net assets after expense reductions	1.21% A, F	1.04% F	.97% F	1.08% F	1.07% F	1.30% F
Ratio of net investment income to average net assets	.18% A	.68%	.86%	.89%	1.33%	1.66%
Portfolio turnover rate	63% A	156%	150%	179%	189%	155%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-17.53%	-29.20%	28.94%	86.31%
Fidelity Japan (incl. 3.00% sales charge)	-20.00%	-31.33%	25.07%	80.72%
TOPIX	-12.16%	-27.01%	-29.68%	6.27%
Japanese Funds Average	-15.27%	-32.78%	-6.05%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-29.20%	5.21%	7.48%
Fidelity Japan (incl. 3.00% sales charge)	-31.33%	4.58%	7.10%
TOPIX	-27.01%	-6.80%	0.71%
Japanese Funds Average	-32.78%	-1.63%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $18,072 - an 80.72% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $10,627 - a 6.27% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Japan

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Yoko Ishibashi,
Portfolio Manager of Fidelity Japan Fund

Q. How did the fund perform, Yoko?

A. For the six months that ended April 30, 2001, the fund returned -17.53%, trailing the Tokyo Stock Exchange Index (TOPIX) and the Japan funds average tracked by Lipper Inc., which returned -12.16% and -15.27%, respectively. For the 12 months that ended April 30, 2001, the fund's return was -29.20%, compared with -27.01% for the TOPIX. However, during the same period, the fund's performance was better than the Lipper peer group average, which returned -32.78%.

Q. Why did the fund trail its benchmarks during the six-month period?

A. Concerns about the magnitude of the economic slowdown in the U.S. and the sustainability of profit growth by technology companies were mirrored in Japan. During the past six months, the correction in Japanese technology-related stocks came faster and sharper. The fund's relatively large exposure to technology and telecom equipment makers was the major reason for its underperformance. Those technology-related stocks were sold off across the board on concerns about cyclical downturns in their business fundamentals. The global PC and mobile handset markets have been undergoing an inventory correction, while a sharp cutback in telecom carriers' capital expenditures put the brakes on demand for telecom equipment.

Q. What changes did you make to the fund's positioning?

A. While maintaining overweighted positions in companies that I felt had the strongest long-term growth potential, I trimmed weightings of technology-related stocks whose valuations became extremely rich. Instead, I increased positions in the textile, securities brokerage and banking industries. For textile companies, the worst phase of the inventory cycle seemed to be over. Moreover, their restructuring efforts - with a focus on high-margin, emerging new businesses - started to boost their growth momentum. Valuations of securities firms looked very attractive, as I expected they would benefit from a recovery of the stock market as well as from increasing merger and acquisition activities. Regarding the banks, valuations became more reasonable, and the government made a commitment to address the system's two fundamental problems: bad debt and overexposure to the equity market in the form of cross-shareholding - the practice of two or more companies holding each other's shares as part of a long-term business relationship.

Q. What stocks did well for the fund?

A. Ricoh, a manufacturer of digital copiers and multifunctional printers, was the top contributor. The company enjoyed strong market share gains in the U.S. and strengthened its sales network through an aggressive acquisition strategy. Daiwa Securities and Nikko Securities reflected the rebound in brokerage stocks that I referred to earlier. We also gained by holding Takara, a leading toy company whose fortunes turned around dramatically under the leadership of a newly appointed CEO.

Q. What stocks detracted from performance?

A. Konami, mentioned in the shareholder report six months ago as a positive contributor, was the worst detractor. In January the company announced plans to acquire Japan's leading fitness chain operator. The market was skeptical of the business synergies from the acquisition, and the company's issuance of stock to cover the purchase costs was an additional negative influence. Toyoda Gosei, a maker of light-emitting diodes (LEDs), declined on uncertainty about some patent infringement lawsuits, the announcement of a new entrant into the LED business and slowing growth in the market for cellular handsets, which are the largest source of demand for LED prod-ucts. Another detractor was Furukawa Electric, which experienced withering demand for its fiber-optic and WDM - wave division multiplexing - products as telecom carriers cut back their capital expenditures.

Q. What's your outlook, Yoko?

A. The market decline has provided excellent opportunities to invest in quality companies whose valuations were down by 50% to 60% from their highs and whose stocks were starting to look cheap compared against their long-term growth potential. I remain optimistic about the long-term outlook for Japanese equities, based on positive changes I'm seeing in corporate management priorities and the resulting improvement in earnings growth prospects. Restructuring efforts at Japanese companies increasingly involve comprehensive, strategic rethinking of a company's business portfolio. To facilitate these bottom-up restructuring efforts, the government is planning to implement meaningful legislative and tax reforms. Should the top-down initiatives to facilitate further corporate restructuring succeed, the end result should be very positive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Fund number: 350

Trading symbol: FJPNX

Start date: September 15, 1992

Size: as of April 30, 2001, more than
$479 million

Manager: Yoko Ishibashi, since 2000; analyst, various industries, 1994-2000; joined Fidelity in 1994

3

Semiannual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	97.2%
United States of America	2.8%

As of October 31, 2000
Japan	98.9%
United States of America	1.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	98.9
Short-Term Investments and Net Other Assets	2.8	1.1
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	4.6	5.2
Nissan Motor Co. Ltd. (Automobiles)	4.5	2.8
Takeda Chemical Industries Ltd. (Pharmaceuticals)	4.2	4.1
Konami Corp. (Software)	3.8	5.4
Stanley Electric Co. Ltd. (Auto Components)	3.6	2.6
Toyota Motor Corp. (Automobiles)	3.3	3.6
Oki Electric Industry Co. Ltd. (Electronic Equipment & Instruments)	3.2	2.0
Sumitomo Mitsui Banking Corp. (Banks)	3.1	2.0
Ricoh Co. Ltd. (Office Electronics)	3.0	1.4
Nomura Securities Co. Ltd. (Diversified Financials)	2.9	1.7
	36.2
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	31.0	29.2
Information Technology	21.2	24.6
Financials	18.0	10.8
Materials	8.5	4.5
Telecommunication Services	7.3	7.9
Health Care	6.0	5.3
Industrials	3.2	14.4
Consumer Staples	2.0	2.2

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Japan

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 31.0%
Auto Components - 6.8%
NGK Spark Plug Co. Ltd.	995,000	$ 13,317,484
NOK Corp.	217,000	1,646,192
Stanley Electric Co. Ltd.	1,793,000	17,189,916
Toyoda Gosei Co. Ltd.	22,000	467,306
		32,620,898
Automobiles - 10.0%
Fuji Heavy Industries Ltd.	1,327,000	9,783,845
Honda Motor Co. Ltd. (a)	19,000	781,945
Nissan Motor Co. Ltd. (a)	3,144,000	21,839,611
Toyota Motor Corp.	466,400	15,720,969
		48,126,370
Household Durables - 5.3%
Pioneer Corp.	224,000	6,778,808
Sanyo Electric Co. Ltd.	1,202,000	7,531,419
Sony Corp.	145,600	11,160,239
		25,470,466
Leisure Equipment & Products - 4.5%
Bandai Co. Ltd. (a)	243,500	8,427,337
Konica Corp. (a)	280,000	1,942,707
Nintendo Co. Ltd.	38,600	6,299,692
Takara Co. Ltd. (a)	541,000	4,747,446
		21,417,182
Multiline Retail - 0.1%
Don Quijote Co. Ltd.	4,500	343,591
Ryohin Keikaku Co. Ltd.	12,700	347,880
		691,471
Specialty Retail - 2.4%
Macnica, Inc.	12,800	839,806
Shimamura Co. Ltd.	7,300	428,063
Yamada Denki Co. Ltd.	124,400	10,345,162
		11,613,031
Textiles & Apparel - 1.9%
Fast Retailing Co. Ltd.	2,800	612,435
Toyobo Co. Ltd.	3,387,000	7,861,051
World Co. Ltd.	17,100	495,051
		8,968,537
TOTAL CONSUMER DISCRETIONARY		148,907,955
CONSUMER STAPLES - 2.0%
Beverages - 0.1%
Ito En Ltd.	7,000	433,435
Food & Drug Retailing - 0.5%
Seven Eleven Japan Co. Ltd.	48,000	2,365,891
Food Products - 1.4%
Meiji Seika Kaisha Ltd.	1,210,000	6,698,354
TOTAL CONSUMER STAPLES		9,497,680

	Shares	Value (Note 1)
FINANCIALS - 18.0%
Banks - 5.9%
Mitsubishi Tokyo Financial Group, Inc.	276	$ 2,842,800
Mizuho Holdings, Inc.	1,254	7,826,384
Sumitomo Mitsui Banking Corp.	1,547,600	14,646,825
The Suruga Bank Ltd.	282,000	2,081,472
UFJ Holdings, Inc. (a)	122	889,489
		28,286,970
Diversified Financials - 10.1%
Daiwa Securities Group, Inc.	1,187,000	13,628,781
JAFCO Co. Ltd.	40,100	4,794,914
Nikko Securities Co. Ltd.	735,000	6,329,299
Nomura Securities Co. Ltd.	642,000	13,742,144
ORIX Corp.	18,600	1,645,938
Sumitomo Trust & Banking Ltd.	1,248,000	8,587,278
		48,728,354
Real Estate - 2.0%
Mitsubishi Estate Co. Ltd. (a)	513,000	5,254,831
Mitsui Fudosan Co. Ltd.	434,000	4,360,184
		9,615,015
TOTAL FINANCIALS		86,630,339
HEALTH CARE - 6.0%
Pharmaceuticals - 6.0%
Banyu Pharmaceutical Co. Ltd.	165,000	3,078,536
Hokuriku Seiyaku Co. Ltd.	209,000	4,585,102
Takeda Chemical Industries Ltd.	416,000	20,333,800
Yamanouchi Pharmaceutical Co. Ltd.	29,000	813,398
		28,810,836
INDUSTRIALS - 3.2%
Building Products - 1.1%
Nippon Sheet Glass Co. Ltd.	68,000	674,797
Toto Ltd.	593,000	4,503,443
		5,178,240
Commercial Services & Supplies - 0.1%
Capcom Co. Ltd.	21,300	669,048
Construction & Engineering - 0.1%
HUNET, Inc.	121,000	376,100
Electrical Equipment - 1.5%
Furukawa Electric Co. Ltd.	186,000	2,250,007
Hitachi Cable Ltd.	69,000	456,103
Nidec Copal Corp.	91,000	861,990
Nitto Denko Corp.	16,100	532,120
Sumitomo Electric Industries Ltd.	108,000	1,353,400
Tokin Corp. (a)	166,000	1,497,544
		6,951,164
Machinery - 0.4%
SMC Corp.	6,400	768,947
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
THK Co. Ltd.	38,100	$ 926,464
Union Tool Co. (a)	4,300	243,330
		1,938,741
TOTAL INDUSTRIALS		15,113,293
INFORMATION TECHNOLOGY - 21.2%
Computers & Peripherals - 4.4%
Mitsumi Electric Co. Ltd.	353,000	7,136,259
NEC Corp.	630,000	11,552,939
Nippon Foundry, Inc. (a)	326	2,526,553
		21,215,751
Electronic Equipment & Instruments - 6.8%
Anritsu Corp.	26,000	421,986
Hitachi Chemical Co. Ltd.	408,500	6,663,552
Hoya Corp.	18,800	1,248,883
Japan Aviation Electronics Industry Ltd. (a)	105,000	591,596
Kyocera Corp.	15,600	1,542,684
Murata Manufacturing Co. Ltd.	14,000	1,192,951
Nichicon Corp.	28,800	396,336
Nidec Corp.	10,000	525,699
Oki Electric Industry Co. Ltd. (a)	3,111,000	15,563,555
Yokogawa Electric Corp.	458,000	4,732,765
		32,880,007
Internet Software & Services - 0.1%
Softbank Corp.	7,200	277,530
Office Electronics - 4.1%
Canon, Inc.	129,000	5,153,550
Ricoh Co. Ltd.	754,000	14,315,328
		19,468,878
Semiconductor Equipment & Products - 1.9%
Rohm Co. Ltd.	15,600	2,789,074
Tokyo Electron Ltd.	15,900	1,173,596
Tokyo Seimitsu Co. Ltd.	78,700	5,195,766
		9,158,436
Software - 3.9%
Konami Corp.	380,200	18,490,377
Net One Systems Co. Ltd.	23	477,230
		18,967,607
TOTAL INFORMATION TECHNOLOGY		101,968,209
MATERIALS - 8.5%
Chemicals - 7.6%
Asahi Chemical Industry Co. Ltd.	123,000	641,566

	Shares	Value (Note 1)
JSR Corp.	107,000	$ 688,862
Nippon Paint Co. Ltd.	940,000	3,600,176
Nissan Chemical Industries Co. Ltd.	1,105,000	7,875,190
Shin-Etsu Chemical Co. Ltd.	144,000	5,857,646
Teijin Ltd.	1,779,000	9,250,052
Toray Industries, Inc.	1,861,000	8,470,681
		36,384,173
Construction Materials - 0.1%
Sumitomo Osaka Cement Co. Ltd.	168,000	502,899
Containers & Packaging - 0.4%
Asahi Techno Glass Corp.	363,000	1,875,539
Metals & Mining - 0.4%
Mitsubishi Materials Corp.	671,000	1,815,998
TOTAL MATERIALS		40,578,609
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.5%
Japan Telecom Co. Ltd.	30	506,836
Nippon Telegraph & Telephone Corp.	284	1,828,382
		2,335,218
Wireless Telecommunication Services - 6.8%
KDDI Corp.	218	892,146
NTT DoCoMo, Inc.	1,052	21,914,341
NTT DoCoMo, Inc. (c)	472	9,832,290
		32,638,777
TOTAL TELECOMMUNICATION SERVICES		34,973,995
TOTAL COMMON STOCKS (Cost $444,836,693)		466,480,916
Cash Equivalents - 12.2%

Fidelity Cash Central Fund, 4.70% (b)	21,022,461	21,022,461
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	37,614,470	37,614,470
TOTAL CASH EQUIVALENTS (Cost $58,636,931)		58,636,931
TOTAL INVESTMENT PORTFOLIO - 109.4% (Cost $503,473,624)		525,117,847
NET OTHER ASSETS - (9.4)%		(45,135,779)
NET ASSETS - 100%		$ 479,982,068
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,832,290 or 2.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $159,056,414 and $204,658,360, respectively.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,184 for the period.

Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $508,077,748. Net unrealized appreciation aggregated $17,040,099, of which $70,441,537 related to appreciated investment securities and $53,401,438 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $34,486,117) (cost $503,473,624) - See accompanying schedule		$ 525,117,847
Receivable for investments sold		33,922
Receivable for fund shares sold		1,026,620
Dividends receivable		1,494,472
Interest receivable		60,949
Redemption fees receivable		1,934
Other receivables		36,460
Total assets		527,772,204
Liabilities
Payable for investments purchased	$ 9,077,506
Payable for fund shares redeemed	513,574
Accrued management fee	364,762
Other payables and accrued expenses	219,824
Collateral on securities loaned, at value	37,614,470
Total liabilities		47,790,136
Net Assets		$ 479,982,068
Net Assets consist of:
Paid in capital		$ 485,219,371
Accumulated net investment loss		(1,769,271)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,045,325)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,577,293
Net Assets, for 35,910,869 shares outstanding		$ 479,982,068
Net Asset Value and redemption price per share ($479,982,068 ÷ 35,910,869 shares)		$13.37
Maximum offering price per share (100/97.00 of $13.37)		$13.78

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,936,794
Interest		300,472
Security lending		309,307
		2,546,573
Less foreign taxes withheld		(290,519)
Total income		2,256,054
Expenses
Management fee Basic fee	$ 1,809,761
Performance adjustment	562,108
Transfer agent fees	682,172
Accounting and security lending fees	148,894
Non-interested trustees' compensation	127
Custodian fees and expenses	122,078
Registration fees	29,402
Audit	43,297
Legal	1,626
Reports to shareholders	18,153
Miscellaneous	2,103
Total expenses before reductions	3,419,721
Expense reductions	(55,934)	3,363,787
Net investment income (loss)		(1,107,733)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(20,844,679)
Foreign currency transactions	(10,008)	(20,854,687)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(83,963,464)
Assets and liabilities in foreign currencies	(49,097)	(84,012,561)
Net gain (loss)		(104,867,248)
Net increase (decrease) in net assets resulting from operations		$ (105,974,981)
Other Information Sales charges paid to FDC		$ 125,907
Expense reductions
Directed brokerage arrangements		$ 49,613
Transfer agent credits		6,321
		$ 55,934

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income (loss)	$ (1,107,733)	$ (5,268,967)
Net realized gain (loss)	(20,854,687)	207,757,804
Change in net unrealized appreciation (depreciation)	(84,012,561)	(206,813,500)
Net increase (decrease) in net assets resulting from operations	(105,974,981)	(4,324,663)
Distributions to shareholders From net investment income	-	(13,253,040)
In excess of net investment income	-	(7,139,053)
From net realized gain	(120,913,847)	-
Total distributions	(120,913,847)	(20,392,093)
Share transactions Net proceeds from sales of shares	112,024,717	541,936,015
Reinvestment of distributions	116,957,581	19,730,662
Cost of shares redeemed	(146,475,006)	(806,715,842)
Net increase (decrease) in net assets resulting from share transactions	82,507,292	(245,049,165)
Redemption fees	413,543	2,474,935
Total increase (decrease) in net assets	(143,967,993)	(267,290,986)
Net Assets
Beginning of period	623,950,061	891,241,047
End of period (including undistributed net investment income (loss) of $(1,769,271) and $23,182,613, respectively)	$ 479,982,068	$ 623,950,061
Other Information Shares
Sold	7,827,340	22,194,873
Issued in reinvestment of distributions	7,478,106	825,192
Redeemed	(9,935,742)	(33,425,489)
Net increase (decrease)	5,369,704	(10,405,424)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 20.43	$ 21.77	$ 10.09	$ 11.10	$ 11.68	$ 12.08
Income from Investment Operations
Net investment income (loss) D	(.03)	(.14)	(.07)	(.04)	(.06)	(.02)
Net realized and unrealized gain (loss)	(2.97)	(.81) F	11.74	(.81)	(.55)	(.40)
Total from investment operations	(3.00)	(.95)	11.67	(.85)	(.61)	(.42)
Less Distributions
From net investment income	-	(.30)	-	-	-	-
In excess of net investment income	-	(.16)	(.03)	(.18)	(.01)	-
From net realized gain	(4.07)	-	-	-	-	-
Total distributions	(4.07)	(.46)	(.03)	(.18)	(.01)	-
Redemption fees added to paid in capital	.01	.07	.04	.02	.04	.02
Net asset value, end of period	$ 13.37	$ 20.43	$ 21.77	$ 10.09	$ 11.10	$ 11.68
Total Return B, C	(17.53)%	(4.35)%	116.35%	(7.52)%	(4.89)%	(3.31)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 479,982	$ 623,950	$ 891,241	$ 265,395	$ 255,555	$ 290,495
Ratio of expenses to average net assets	1.41% A	1.17%	1.24%	1.49%	1.42%	1.15%
Ratio of expenses to average net assets after expense reductions	1.39% A, E	1.16% E	1.23% E	1.48% E	1.40% E	1.14% E
Ratio of net investment income (loss) to average net assets	(.46)% A	(.58)%	(.47)%	(.37)%	(.54)%	(.12)%
Portfolio turnover rate	66% A	124%	79%	62%	70%	83%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-13.74%	-36.77%	9.54%	24.54%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-16.33%	-38.67%	6.25%	20.81%
TOPIX Second Section	-13.04%	-30.46%	-23.83%	-10.65%
Japanese Funds Average	-15.27%	-32.78%	-6.05%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-36.77%	1.84%	4.07%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-38.67%	1.22%	3.50%
TOPIX Second Section	-30.46%	-5.30%	-2.03%
Japanese Funds Average	-32.78%	-1.63%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $12,081 - a 20.81% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,935 - a 10.65% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Japan Smaller Companies

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Q. How did the fund perform, Kenichi?

A. For the six months that ended April 30, 2001, the fund returned -13.74%. By comparison, the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) returned -13.04%, and the Japanese funds average as monitored by Lipper Inc. returned -15.27% for the same time period. For the 12 months that ended April 30, 2001, the fund fell 36.77%, while the TOPIX Second Section index and the Japanese funds average were down 30.46% and 32.78%, respectively.

Q. What factors accounted for the negative performance of the fund and its benchmarks during the six-month period?

A. The most important factors were the continued bad-debt problems of the banking sector and growing political uncertainty, as confidence in the government of Prime Minister Mori plummeted. The combination of the slowdown in the U.S. economy and the Japanese manufacturing sector's production adjustment also led to further weakness in the Japanese stock market. However, while the small-cap market was sold off significantly during 2000 and posted a negative return for the past six months, year-to-date performance rebounded and small caps outperformed large caps on a relative basis. Continued problems in the large-cap market, such as the bad-debt problems of the banking sector, led to a negative supply/demand environment for these stocks. As a result, the fund outperformed its peer group - which primarily consists of large-cap funds - during the period. Its performance was more in line with the small-cap universe of stocks in the TOPIX Second Section index.

Q. What was your strategy in this difficult environment?

A. I shifted the fund from economically and export-sensitive sectors, such as machinery and electronics, and added holdings in domestic-oriented retail and service sectors. At the same time, I increased the fund's investments in small-cap companies with historically low valuations. I continued to search for companies with good medium- to long-term growth potential. Although these strategies all helped the fund's performance, they could not offset the negative effect of the general drop in Japanese stock prices.

Q. Which stocks performed well?

A. Japan Medical Dynamics, an importer of orthopedic medical equipment, benefited from the introduction of its innovative electrical scalpel into the U.S. market, which led to strong stock price performance. Kappa Create, a leading operator of specialized sushi restaurant chains, is one of the only companies successfully competing and growing profits in the restaurant industry, where pricing competition intensified, deflation picked up and same-store sales continued to show negative growth. H.I.S. Company, one of Japan's largest discount travel agencies, began to refocus on its core ticketing business and achieved above-average growth within its industry.

Q. Which stocks detracted from the fund's performance?

A. Toyoda Gosei is the largest maker of blue LEDs - high brightness displays for cell phones, among other products - and also manufactures auto parts for Toyota. The company was hurt by the overall downward production adjustment for cellular phones, which caused a decline in demand for blue LED products. Hogy Medical, the largest supplier of surgical gowns, expanded its business with its new sterilized surgical tools, but the short-term impact was limited. Its stock performance was down after the previous year's good showing. However, the company's long-term prospects appear to be positive, and its growth potential remains attractive, so I continued to hold the stock. The downward adjustment in overall production equipment and machinery hurt Nitto-Kohki, the largest manufacturer of fluid coupling and linear motion pumps. The company is still a niche market leader, though, with high margins and return on investment, and I continued to maintain the fund's position.

Q. What's your outlook, Kenichi?

A. I see good opportunities in small-cap stocks. Their valuations remain attractive compared to the large-cap market and, so far, small caps have achieved better relative performance during 2001. Overall, I anticipate no significant changes in my investment strategy. I'll continue to focus on the fundamentals of individual companies and search for growing companies with attractive valuations. The small-cap market is highly illiquid right now, and it is quite difficult to buy and sell securities within a short time horizon. Therefore, it becomes even more important to understand and differentiate the competitive strengths and long-term potential return of candidates for the fund's portfolio. Fortunately, the Japanese market is continuing to expand as more and more new companies become public, leading to better opportunities for small-cap investing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers with smaller market capitalizations

Fund number: 360

Trading symbol: FJSCX

Start date: November 1, 1995

Size: as of April 30, 2001, more than $430 million

Manager: Kenichi Mizushita, since 1996; manager, several Fidelity Investments Japan, Limited and institutional funds; joined Fidelity in 1985

3

Semiannual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	95.5%
United States of America	4.5%

As of October 31, 2000
Japan	98.6%
United States of America	1.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	98.6
Short-Term Investments and Net Other Assets	4.5	1.4
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Japan Medical Dynamic Marketing, Inc. (Health Care Equipment & Supplies)	4.3	2.6
Yamada Denki Co. Ltd. (Specialty Retail)	4.3	4.4
Hogy Medical Co. (Health Care Equipment & Supplies)	4.3	5.0
Kappa Create Co. Ltd. (Hotels Restaurants & Leisure)	3.6	2.2
Fujimi, Inc. (Construction Materials)	2.8	2.7
Cosel Co. Ltd. (Electronic Equipment & Instruments)	2.7	4.2
Fancl Corp. (Personal Products)	2.7	1.1
USS Co. Ltd. (Internet Software & Services)	2.4	0.4
Sumida Corp. (Electronic Equipment & Instruments)	2.3	3.0
H.I.S. Co. Ltd. (Hotels Restaurants & Leisure)	2.1	0.0
	31.5
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	25.1
Information Technology	23.2	22.4
Industrials	22.4	30.2
Health Care	9.7	7.9
Consumer Staples	6.5	5.0
Materials	6.4	5.6
Financials	2.8	2.4

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Japan Smaller Companies

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 24.5%
Auto Components - 2.5%
Nissin Kogyo Co. Ltd.	25,000	$ 625,344
Ohashi Technica, Inc.	207,000	2,648,341
Toyoda Gosei Co. Ltd.	352,000	7,476,897
		10,750,582
Hotels Restaurants & Leisure - 5.8%
H.I.S. Co. Ltd. (a)	380,000	9,287,072
Joyfull Co. Ltd.	22,000	297,705
Kappa Create Co. Ltd.	345,400	15,579,854
		25,164,631
Household Durables - 2.3%
Chiyoda Integre Co. Ltd. (a)	70,000	734,830
Funai Electric Co. Ltd.	88,500	6,089,536
Odelic Co. Ltd. (a)	18,000	88,573
Ono Sangyo Co. Ltd.	42,000	151,214
Takano Co. Ltd.	100,000	1,246,587
Tohoku Pioneer Corp.	40,000	1,525,429
		9,836,169
Internet & Catalog Retail - 1.7%
Rakuten, Inc.	10	74,057
Shaddy Co. Ltd.	558,000	7,212,227
		7,286,284
Leisure Equipment & Products - 1.0%
Daito Chemix Corp.	379,000	2,051,456
TAIYO ELEC Co. Ltd.	230,000	2,395,579
		4,447,035
Media - 1.9%
Asia Securities Printing Co. Ltd. (a)	578,000	5,214,342
Takara Printing Co. Ltd.	300,000	3,050,857
		8,265,199
Multiline Retail - 3.3%
Don Quijote Co. Ltd.	92,000	7,024,517
Mitta Co. Ltd.	297,000	5,918,909
Thanks Japan Corp.	132,000	1,407,331
		14,350,757
Specialty Retail - 5.5%
Aoyama Trading Co. Ltd.	2,600	32,134
Fujikyu Corp. (a)	1,700	20,077
Nishimatsuya Chain Co. Ltd.	35,700	582,640
Salomon & Taylor Made Co. Ltd. (a)	291,000	3,317,315
Tay Two Co. Ltd.	22	64,954
Top Culture Co. Ltd.	70,000	763,534
Workman Co. Ltd. (a)	23,000	367,825
Yamada Denki Co. Ltd.	221,000	18,378,463
		23,526,942
Textiles & Apparel - 0.5%
Kyoto Kimono Yuzen Co. Ltd.	418	2,022,587
TOTAL CONSUMER DISCRETIONARY		105,650,186

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Food & Drug Retailing - 3.0%
Ariake Japan Co. Ltd.	146,000	$ 7,675,203
C Two-Network Co. Ltd.	72,500	5,089,683
Ozeki Co. Ltd.	4,000	147,622
Terashima Co. Ltd.	10,000	57,819
		12,970,327
Food Products - 0.8%
Rock Field Co. Ltd. (a)	107,500	3,323,753
Personal Products - 2.7%
Fancl Corp.	200,000	11,645,746
TOTAL CONSUMER STAPLES		27,939,826
FINANCIALS - 2.8%
Banks - 0.4%
Tokyo Tomin Bank Ltd.	105,200	1,505,532
Diversified Financials - 2.4%
F&M Co. Ltd.	433	3,196,019
JAFCO Co. Ltd.	15,800	1,889,268
Venture Link Co. Ltd.	80,000	5,248,787
		10,334,074
Real Estate - 0.0%
RECRM RESEARCH Co. Ltd.	1	28,458
TOTAL FINANCIALS		11,868,064
HEALTH CARE - 9.7%
Health Care Equipment & Supplies - 8.9%
Hogy Medical Co.	372,000	18,305,144
Japan Medical Dynamic Marketing, Inc.	411,000	18,707,416
Nakanishi, Inc.	59,000	1,354,843
		38,367,403
Pharmaceuticals - 0.8%
Hokuriku Seiyaku Co. Ltd.	70,000	1,535,680
JCR Pharmaceuticals Co. Ltd. (a)	290,000	1,786,146
		3,321,826
TOTAL HEALTH CARE		41,689,229
INDUSTRIALS - 22.4%
Airlines - 0.5%
Skymark Airlines Co. Ltd.	2,241	2,352,506
Building Products - 1.9%
Arc Land Sakamoto Co. Ltd.	652,000	8,127,746
Commercial Services & Supplies - 2.7%
Kyoritsu Maintenance Co. Ltd.	11,700	273,470
Nichii Gakkan Co.	175,100	6,892,969
Nippon System Development Co. Ltd.	39,000	2,302,905
Painthouse Co. Ltd.	59	2,201,620
		11,670,964
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Construction & Engineering - 0.3%
Hitachi Metals Techno Ltd.	265,000	$ 1,140,996
Electrical Equipment - 5.5%
Fujikura Ltd.	890,000	7,116,617
Hakuto Co. Ltd.	190,000	4,861,689
Juki Corp. (a)	1,732,000	6,960,219
Kubotek Corp.	20	483,873
Nihon Trim Co. Ltd.	41,000	1,244,127
Noda Screen Co. Ltd.	87	884,749
Photonics Corp.	50	1,332,700
Tokki Corp.	30,000	836,525
		23,720,499
Machinery - 9.5%
CKD Corp.	623,000	3,678,743
Hino Motors Ltd. (a)	150,000	695,054
Kitagawa Seiki Co. Ltd.	140,000	734,830
Mars Engineering Corp. (a)	128,000	3,453,702
Mitsui Engineering & Shipbuilding Co. (a)	40,000	60,033
Naito & Co. Ltd.	30,000	216,512
NGK Insulators Ltd.	200,000	2,340,631
Nitto Kohki Co. Ltd.	475,000	8,141,770
Star Micronics Co. Ltd.	659,000	8,474,429
THK Co. Ltd.	220,000	5,349,662
Toba, Inc.	49,000	434,009
Tsubaki Nakashima Co. Ltd.	538,000	5,074,101
Union Tool Co. (a)	37,100	2,099,433
		40,752,909
Trading Companies & Distributors - 2.0%
Iuchi Seieido Co. Ltd.	131,000	1,923,106
Misumi Corp.	114,800	6,684,658
		8,607,764
TOTAL INDUSTRIALS		96,373,384
INFORMATION TECHNOLOGY - 23.2%
Communications Equipment - 0.3%
NextCom K.K.	3	161,154
Nippon Antenna Co. Ltd. (a)	80,000	951,343
		1,112,497
Computers & Peripherals - 0.6%
Nippon Foundry, Inc. (a)	214	1,658,535
Pulstec Industrial Co. Ltd.	42,000	354,785
Roland DG Corp.	60,000	433,025
Sofmap Co. Ltd.	9,600	171,635
		2,617,980
Electronic Equipment & Instruments - 12.7%
Citizen Electronics Co. Ltd. (a)	91,100	5,005,784
Cosel Co. Ltd.	589,500	11,772,311
Idec Izumi Corp.	920,000	8,284,554
Image One Co. Ltd.	7	26,121

	Shares	Value (Note 1)
Meiko Electronics Co. Ltd.	148,000	$ 1,359,436
Nagano Keiki Co. Ltd.	200,000	4,182,627
Nichiden Corp.	30,000	383,818
Nidec Corp.	90,000	4,731,289
Nitto Electric Works Ltd. (a)	410,000	3,022,891
Oki Electric Industry Co. Ltd. (a)	560,000	2,801,540
Sansha Electric Manufacturing Co. Ltd. (a)	76,000	623,293
Sumida Corp.	306,000	9,887,730
Tamagawa Electronics Co. Ltd.	50,000	533,080
Tamron Co. Ltd.	150,000	1,045,657
Unipulse Corp.	44,000	1,259,381
		54,919,512
Internet Software & Services - 2.5%
Index Corp. (a)	10	57,819
Softbank Investment Corp.	21	409,897
USS Co. Ltd.	370,000	10,195,768
		10,663,484
IT Consulting & Services - 2.3%
Fujitsu Support & Service, Inc. (FSAS)	60,000	2,583,387
Hitachi Information Systems Co. Ltd.	190,000	5,438,235
Mkc-Stat Corp.	94,000	1,476,303
Sakura KCS Corp.	37,000	303,445
		9,801,370
Semiconductor Equipment & Products - 2.0%
Daito Electron Co. Ltd.	78,000	1,311,377
Techno Quartz, Inc.	70,000	947,242
TESEC Corp.	60,000	1,156,373
Tokyo Seimitsu Co. Ltd.	77,000	5,083,532
		8,498,524
Software - 2.8%
EM Systems Co. Ltd.	168,000	2,604,054
Jastec Co. Ltd. (a)	1,000	29,196
Sammy Corp.	305,000	9,029,964
XNET Corp.	26	537,345
		12,200,559
TOTAL INFORMATION TECHNOLOGY		99,813,926
MATERIALS - 6.4%
Chemicals - 2.8%
C. Uyemura & Co. Ltd. (a)	180,000	3,520,788
Enplas Corp. (a)	207,000	5,059,010
Fujimori Kogyo Co. Ltd.	36,000	206,671
Hagihara Industries, Inc.	10,000	61,591
Nihon Micro Coating Co. Ltd. (a)	1,100	54,669
Nippon Chemical Industrial Co. Ltd.	200,000	642,976
Nippon Sanso KK	396,000	1,539,404
Sakai Chemical Industry Co. Ltd. (a)	170,000	998,254
		12,083,363
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Construction Materials - 3.2%
Fujimi, Inc.	436,000	$ 11,978,716
Nippon Ceramic Co. Ltd.	99,000	1,607,605
		13,586,321
Metals & Mining - 0.0%
Hakudo Co. Ltd.	13,000	186,578
Paper & Forest Products - 0.4%
Nippon Unipac Holding	300	1,773,926
OZU Corp.	10,000	82,012
		1,855,938
TOTAL MATERIALS		27,712,200
TOTAL COMMON STOCKS (Cost $370,218,653)		411,046,815
Cash Equivalents - 10.2%

Fidelity Cash Central Fund, 4.70% (b)	22,360,453	22,360,453
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	21,636,593	21,636,593
TOTAL CASH EQUIVALENTS (Cost $43,997,046)		43,997,046
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $414,215,699)		455,043,861
NET OTHER ASSETS - (5.7)%		(24,450,585)
NET ASSETS - 100%		$ 430,593,276
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $83,683,690 and $151,198,024.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,271 for the period.

The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $414,812,497. Net unrealized appreciation aggregated $40,231,364, of which $102,338,128 related to appreciated investment securities and $62,106,764 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $18,620,983) (cost $414,215,699) - See accompanying schedule		$ 455,043,861
Receivable for investments sold		1,555,596
Receivable for fund shares sold		413,996
Dividends receivable		1,189,569
Interest receivable		54,292
Redemption fees receivable		550
Other receivables		19,591
Total assets		458,277,455
Liabilities
Payable for investments purchased	$ 5,335,874
Payable for fund shares redeemed	346,326
Accrued management fee	241,380
Other payables and accrued expenses	124,006
Collateral on securities loaned, at value	21,636,593
Total liabilities		27,684,179
Net Assets		$ 430,593,276
Net Assets consist of:
Paid in capital		$ 398,346,259
Accumulated net investment loss		(1,414,191)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,141,366)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		40,802,574
Net Assets, for 53,042,786 shares outstanding		$ 430,593,276
Net Asset Value and redemption price per share ($430,593,276 ÷ 53,042,786 shares)		$8.12
Maximum offering price per share (100/97.00 of $8.12)		$8.37

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,583,855
Interest		263,467
Security lending		164,576
		2,011,898
Less foreign taxes withheld		(237,579)
Total income		1,774,319
Expenses
Management fee	$ 1,603,946
Transfer agent fees	725,905
Accounting and security lending fees	132,981
Non-interested trustees' compensation	810
Custodian fees and expenses	85,821
Registration fees	26,209
Audit	18,900
Legal	1,744
Reports to shareholders	23,098
Miscellaneous	2,576
Total expenses before reductions	2,621,990
Expense reductions	(48,373)	2,573,617
Net investment income (loss)		(799,298)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(6,584,541)
Foreign currency transactions	15,976	(6,568,565)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(66,521,377)
Assets and liabilities in foreign currencies	(11,042)	(66,532,419)
Net gain (loss)		(73,100,984)
Net increase (decrease) in net assets resulting from operations		$ (73,900,282)
Other Information Sales charges paid to FDC		$ 98,747
Expense reductions
Directed brokerage arrangements		$ 42,969
Transfer agent credits		5,404
		$ 48,373

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income (loss)	$ (799,298)	$ (7,243,995)
Net realized gain (loss)	(6,568,565)	342,536,202
Change in net unrealized appreciation (depreciation)	(66,532,419)	(590,163,156)
Net increase (decrease) in net assets resulting from operations	(73,900,282)	(254,870,949)
Distributions to shareholders In excess of net investment income	-	(13,572,554)
From net realized gain	(162,485,496)	-
Total distributions	(162,485,496)	(13,572,554)
Share transactions Net proceeds from sales of shares	85,995,766	877,121,325
Reinvestment of distributions	157,958,694	13,197,729
Cost of shares redeemed	(136,853,128)	(1,847,897,526)
Net increase (decrease) in net assets resulting from share transactions	107,101,332	(957,578,472)
Redemption fees	300,523	5,586,856
Total increase (decrease) in net assets	(128,983,923)	(1,220,435,119)
Net Assets
Beginning of period	559,577,199	1,780,012,318
End of period (including accumulated net investment loss of $1,414,191 and $655,391, respectively)	$ 430,593,276	$ 559,577,199
Other Information Shares
Sold	10,008,963	39,903,223
Issued in reinvestment of distributions	18,197,706	575,817
Redeemed	(14,433,822)	(87,766,609)
Net increase (decrease)	13,772,847	(47,287,569)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996 E
Net asset value, beginning of period	$ 14.25	$ 20.56	$ 6.01	$ 6.47	$ 9.13	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.12)	(.03)	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	(1.66)	(6.13)	14.45	(.45)	(2.63)	(.87)
Total from investment operations	(1.68)	(6.25)	14.42	(.46)	(2.66)	(.90)
Less Distributions
In excess of net investment income	-	(.15)	-	(.01)	(.01)	-
From net realized gain	(4.46)	-	-	-	(.03)	-
Total distributions	(4.46)	(.15)	-	(.01)	(.04)	-
Redemption fees added to paid in capital	.01	.09	.13	.01	.04	.03
Net asset value, end of period	$ 8.12	$ 14.25	$ 20.56	$ 6.01	$ 6.47	$ 9.13
Total Return B, C	(13.74)%	(30.24)%	242.10%	(6.94)%	(28.80)%	(8.70)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 430,593	$ 559,577	$ 1,780,012	$ 99,987	$ 84,274	$ 105,664
Ratio of expenses to average net assets	1.22% A	1.07%	1.07%	1.23%	1.35%	1.34%
Ratio of expenses to average net assets after expense reductions	1.20% A, F	1.06% F	1.07%	1.23%	1.34% F	1.34%
Ratio of net investment income (loss) to average net assets	(.37)% A	(.57)%	(.22)%	(.20)%	(.46)%	(.32)%
Portfolio turnover rate	39% A	39%	39%	39%	101%	66%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 1, 1995 (commencement of operations) to October 31, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-7.65%	-11.41%	14.22%	38.96%
Fidelity Latin America (incl. 3.00% sales charge)	-10.42%	-14.07%	10.79%	34.79%
MSCI EMF - Latin America	-0.88%	-6.29%	29.79%	88.10%
Latin American Funds Average	-5.34%	-9.54%	21.60%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 88 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 40 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-11.41%	2.69%	4.18%
Fidelity Latin America (incl. 3.00% sales charge)	-14.07%	2.07%	3.78%
MSCI EMF - Latin America	-6.29%	5.35%	8.18%
Latin American Funds Average	-9.54%	3.69%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $13,479 - a 34.79% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free-Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,810 - an 88.10% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Latin America

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with
Patti Satterthwaite,
Portfolio Manager of
Fidelity Latin America Fund

Q. How did the fund perform, Patti?

A. For the six months that ended April 30, 2001, the fund returned -7.65%, trailing the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) - Latin America Index, which returned -0.88%, and the Latin America funds average tracked by Lipper Inc., which returned -5.34% during the same period. For the 12 months that ended April 30, 2001, the fund returned -11.41%, while the MSCI EMF-Latin America index and Lipper average returned -6.29% and -9.54%, respectively.

Q. What was the market environment like in Latin America during the past six months?

A. Economic expansion, although muted by a sharp slowdown in U.S. and global demand and weakening export growth, continued to unfold in the region. Mexico benefited from above-average oil prices, stronger-than-expected consumer demand and a very strong peso - along with the dollar, one of the strongest currencies in the world during the period. The country also continued to ride a successful democratic presidential election and credit-rating upgrade, which occurred in 2000. Mexican equities were generally flat during the period, which helped buoy the index. That performance was striking given the market's high correlation to the NASDAQ in the U.S., which declined more than 37%. Brazil - the largest economy in the Latin American region - enjoyed steady growth until March when, in an unexpected move, it raised interest rates twice to support its currency, the real, and contain inflationary pressures. Brazil's rate increases, coupled with political instability in Argentina, reignited worries that economic growth in the whole region could be dampened along with share prices.

Q. Why did the fund fall short of its benchmark and peers during the six-month period?

A. Poor stock picking in Mexico and Brazil was primarily responsible. The global collapse of technology, media and telecommunications (TMT) stocks in 2000 made its way into Latin America during the second half of the period. Several of our media and cellular names took the brunt of the hit. Two stocks, TV Azteca - a television broadcasting company in Mexico that also has wireless exposure - and Brazil's Telesp Celular, accounted for more than a quarter of the fund's underperformance. Four others combined for another 35% hit: Globo Cabo - a Brazilian provider of cable TV services; Grupo Iusacell, Mexico's second largest mobile phone operator; Impsat Fiber Networks, an emerging telecommunications company with operations throughout the region; and media company Grupo Televisa all suffered sharp declines. The fund no longer held Impsat Fiber Networks at the close of the period. Our peers tended to own fewer media stocks, which hurt us on a competitive basis. With respect to country positioning, despite being overweighted in Mexico relative to the index, which helped our relative performance, we tended to have less exposure than our Lipper group, which hurt on that front. Finally, having less exposure than the index to Chile - which tends to outperform in a down market - further restrained performance.

Q. Where were you able to gain ground on the index?

A. The decision to gain exposure indirectly to Argentina through Brazil was a net positive for us on a risk/return basis. What we lost by overweighting Brazil, we more than made up for by underweighting Argentina. Even though we lost ground relative to the index with our wireless exposure, we recouped some of our losses by underweighting Brazilian fixed-line carrier Tele Norte Leste and not owning Brasil Telecom. Good positioning in Telefonos de Mexico (Telmex) - the fund's top holding - was a plus. I managed to buck the negative trend in long distance by focusing on higher growth areas. However, poor performance in Telmex's mobile-phone unit, America Movil, which it spun off in 2000, negated some of our advantage. Overweighting consumer staples helped as investors sought out more defensive holdings. Some strong picks among beverage companies, namely Brazil's AmBev and Mexico's Fomento, helped the most.

Q. What's your outlook?

A. Valuations remain attractive given the positive outlook for earnings growth in the region. However, much hinges on the health of Argentina and the direction of the Mexican peso. As long as Argentina's economy continues to stagnate, there likely will be bouts of speculation about its currency being devalued, which could destabilize the economic environment throughout the region.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry which represents more than 20% of the Latin American market. As of April 30, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Effective June 30, 2001, Margaret Reynolds will become Portfolio Manager of Fidelity Latin America Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 349

Trading symbol: FLATX

Start date: April 19, 1993

Size: as of April 30, 2001, more than $254 million

Manager: Patti Satterthwaite, since inception; joined Fidelity in 1986

3

Semiannual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Brazil	40.8%
Mexico	40.0%
Chile	5.3%
United States of America	3.8%
Argentina	2.5%
Peru	2.1%
Panama	2.0%
Venezuela	1.5%
Luxembourg	1.2%
Other	0.8%

As of October 31, 2000
Mexico	44.1%
Brazil	39.7%
Chile	4.5%
Argentina	3.4%
United States of America	3.0%
Venezuela	1.8%
Panama	1.4%
Luxembourg	0.9%
Peru	0.7%
Other	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.2	97.7
Short-Term Investments and Net Other Assets	3.8	2.3
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	10.1	16.6
Companhia de Bebidas das Americas (AmBev) sponsored ADR (Brazil, Beverages)	8.5	7.1
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil & Gas)	6.5	6.0
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	6.1	6.6
Fomento Economico Mexicano SA de CV sponsored ADR (Mexico, Beverages)	5.0	1.2
Grupo Televisa SA de CV sponsored GDR (Mexico, Media)	4.5	5.3
Telesp Celular Participacoes SA ADR (Brazil, Wireless Telecommunication Services)	4.3	5.1
Banacci SA de CV Series O (Mexico, Banks)	4.3	5.0
Uniao de Bancos Brasileiros SA (Unibanco) GDR (Brazil, Banks)	4.2	0.9
Companhia Vale do Rio Doce (PN-A) (Brazil, Metals & Mining)	4.0	2.6
	57.5
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.6	16.9
Telecommunication Services	20.7	33.4
Financials	14.6	13.2
Consumer Discretionary	14.0	16.6
Energy	9.0	7.8
Materials	7.8	6.7
Industrials	3.9	2.1
Utilities	1.6	0.9
Information Technology	0.0	0.1

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Latin America

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Argentina - 2.5%
Perez Companc SA sponsored ADR	420,554	$ 6,434,476
Brazil - 40.8%
Banco Bradesco SA (PN)	421,762,124	2,407,055
Banco Itau SA (PN)	73,299,000	5,899,920
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	311,200	8,853,640
Companhia de Bebidas das Americas (AmBev)	589,135	139,313
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	1,895,770	637,958
sponsored ADR	879,726	21,465,314
Companhia Paranaense de Energia-Copel sponsored ADR	537,500	4,165,625
Companhia Siderurgica Nacional ADR	78,700	1,849,450
Companhia Vale do Rio Doce (PN-A)	437,200	10,139,700
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	102,200	4,579,582
Empresa Nacional de Comercio Redito e Participacoes SA (a)	11,465,310	24,766
Globo Cabo SA sponsored ADR (a)	149,600	830,280
Petroleo Brasileiro SA Petrobras (PN)	680,970	16,536,516
Tele Norte Leste Participacoes SA ADR	178,000	3,111,440
Telesp Celular Participacoes SA ADR	647,700	10,881,360
Uniao de Bancos Brasileiros SA (Unibanco) GDR	445,800	10,721,490
Votorantim Celulose e Papel SA (PN Reg.)	53,617,499	1,487,343
TOTAL BRAZIL		103,730,752
British Virgin Islands - 0.0%
El Sitio, Inc. (a)	49,200	36,900
Chile - 5.3%
Banco Santander Chile sponsored ADR	139,400	2,372,588
Banco Santiago SA sponsored ADR	44,300	941,375
Distribucion Y Servicio D&S SA sponsored ADR	383,400	5,559,300
Embotelladora Andina sponsored ADR Class A	175,900	2,348,265
Vina Concha Stet y Toro SA sponsored ADR	53,200	2,191,840
TOTAL CHILE		13,413,368
Colombia - 0.4%
Suramericana de Inversiones SA	1,761,400	902,125
Luxembourg - 1.2%
Quilmes Industrial SA sponsored ADR	322,900	3,015,886
Mexico - 40.0%
America Movil SA de CV sponsored ADR (a)	278,600	5,126,240
Banacci SA de CV Series O	5,970,000	10,880,963
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	783,588	2,753,788

	Shares	Value (Note 1)
Fomento Economico Mexicano SA de CV sponsored ADR	333,000	$ 12,720,600
Grupo Carso SA de CV Series A1 (a)	2,126,100	5,254,882
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	3,675,000	2,945,565
Grupo Iusacell SA de CV sponsored ADR (a)	505,100	4,116,565
Grupo Televisa SA de CV sponsored GDR (a)	297,100	11,298,713
Telefonos de Mexico SA de CV Series L sponsored ADR	743,900	25,738,941
TV Azteca SA de CV sponsored ADR	676,700	5,122,619
Wal-Mart de Mexico SA de CV Series C	6,953,200	15,538,465
TOTAL MEXICO		101,497,341
Panama - 2.0%
Panamerican Beverages, Inc. Class A	272,500	4,934,975
Peru - 2.1%
Compania de Minas Buenaventura SA:
Class B	232,618	1,752,668
sponsored ADR	240,700	3,624,942
TOTAL PERU		5,377,610
United Kingdom - 0.4%
Antofagasta Holdings PLC	151,300	1,108,533
Venezuela - 1.5%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	169,000	3,871,790
TOTAL COMMON STOCKS (Cost $209,572,524)		244,323,756
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
Brazil - 0.0%
Companhia Vale do Rio Doce 0% 11/19/01 (Cost $0)	-	BRL	290,000	0
Cash Equivalents - 9.1%
	Shares
Fidelity Cash Central Fund, 4.70% (b)	14,646,378	14,646,378
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	8,476,600	8,476,600
TOTAL CASH EQUIVALENTS (Cost $23,122,978)		23,122,978
TOTAL INVESTMENT PORTFOLIO - 105.3% (Cost $232,695,502)		267,446,734
NET OTHER ASSETS - (5.3)%		(13,418,924)
NET ASSETS - 100%		$ 254,027,810
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $99,386,398 and $116,431,956.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $233,884,372. Net unrealized appreciation aggregated $33,562,362, of which $69,881,139 related to appreciated investment securities and $36,318,777 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $108,322,000 of which $36,899,000, $37,615,000, $22,657,000 and $11,151,000 will expire on October 31, 2003, 2004, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $8,194,750) (cost $232,695,502) - See accompanying schedule		$ 267,446,734
Receivable for investments sold		2,529,512
Receivable for fund shares sold		231,638
Dividends receivable		1,887,664
Interest receivable		37,087
Redemption fees receivable		278
Other receivables		8,143
Total assets		272,141,056
Liabilities
Payable for investments purchased	$ 7,050,795
Payable for fund shares redeemed	2,296,313
Accrued management fee	151,402
Other payables and accrued expenses	138,136
Collateral on securities loaned, at value	8,476,600
Total liabilities		18,113,246
Net Assets		$ 254,027,810
Net Assets consist of:
Paid in capital		$ 331,836,020
Undistributed net investment income		3,606,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(116,158,350)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,743,708
Net Assets, for 19,933,954 shares outstanding		$ 254,027,810
Net Asset Value and redemption price per share ($254,027,810 ÷ 19,933,954 shares)		$12.74
Maximum offering price per share (100/97.00 of $12.74)		$13.13

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 5,432,523
Special dividend from Companhia Siderurgica Nacional ADR		1,315,415
Interest		258,035
Security lending		93,823
		7,099,796
Less foreign taxes withheld		(644,099)
Total income		6,455,697
Expenses
Management fee	$ 1,001,846
Transfer agent fees	439,974
Accounting and security lending fees	83,241
Non-interested trustees' compensation	208
Custodian fees and expenses	144,694
Registration fees	27,428
Audit	25,119
Legal	720
Foreign tax expense	174,848
Reports to shareholders	15,278
Miscellaneous	893
Total expenses before reductions	1,914,249
Expense reductions	(37,826)	1,876,423
Net investment income		4,579,274
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,338,677)
Foreign currency transactions	(425,689)	(7,764,366)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(21,840,619)
Assets and liabilities in foreign currencies	29,737	(21,810,882)
Net gain (loss)		(29,575,248)
Net increase (decrease) in net assets resulting from operations		$ (24,995,974)
Other Information Sales charges paid to FDC		$ 31,944
Expense reductions
Directed brokerage arrangements		$ 30,787
Custodian credits		3,883
Transfer agent credits		3,156
		$ 37,826

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 4,579,274	$ 1,589,531
Net realized gain (loss)	(7,764,366)	(10,759,952)
Change in net unrealized appreciation (depreciation)	(21,810,882)	56,853,164
Net increase (decrease) in net assets resulting from operations	(24,995,974)	47,682,743
Distributions to shareholders from net investment income	(1,443,649)	(3,622,710)
Share transactions Net proceeds from sales of shares	33,076,550	112,558,413
Reinvestment of distributions	1,379,069	3,485,627
Cost of shares redeemed	(51,448,614)	(170,586,236)
Net increase (decrease) in net assets resulting from share transactions	(16,992,995)	(54,542,196)
Redemption fees	195,856	410,300
Total increase (decrease) in net assets	(43,236,762)	(10,071,863)
Net Assets
Beginning of period	297,264,572	307,336,435
End of period (including undistributed net investment income of $3,606,432 and $470,807, respectively)	$ 254,027,810	$ 297,264,572
Other Information Shares
Sold	2,369,584	7,397,655
Issued in reinvestment of distributions	107,556	239,890
Redeemed	(3,974,463)	(11,177,420)
Net increase (decrease)	(1,497,323)	(3,539,875)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 13.87	$ 12.31	$ 10.73	$ 15.51	$ 12.59	$ 9.75
Income from Investment Operations
Net investment income	.22 D,G	.07 D	.18 D	.22 D, E	.20 D	.22
Net realized and unrealized gain (loss)	(1.29)	1.61	1.61	(4.81)	2.92	2.72
Total from investment operations	(1.07)	1.68	1.79	(4.59)	3.12	2.94
Less Distributions from net investment income	(.07)	(.14)	(.25)	(.20)	(.23)	(.12)
Redemption fees added to paid in capital	.01	.02	.04	.01	.03	.02
Net asset value, end of period	$ 12.74	$ 13.87	$ 12.31	$ 10.73	$ 15.51	$ 12.59
Total Return B, C	(7.65)%	13.76%	17.46%	(30.01)%	25.42%	30.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 254,028	$ 297,265	$ 307,336	$ 332,240	$ 808,542	$ 557,889
Ratio of expenses to average net assets	1.42% A	1.25%	1.32%	1.34%	1.30%	1.32%
Ratio of expenses to average net assets after expense reductions	1.40% A, F	1.23% F	1.30% F	1.33% F	1.29% F	1.32%
Ratio of net investment income to average net assets	3.41% A	.44%	1.55%	1.49%	1.19%	1.48%
Portfolio turnover rate	77% A	51%	49%	31%	64%	70%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Investment income per share reflects a special dividend from Companhia Siderurgica Nacional ADR which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-18.68%	-28.30%	129.60%	147.97%
Fidelity Nordic (incl. 3.00% sales charge)	-21.12%	-30.45%	122.71%	140.53%
FT/S&P-Actuaries World Nordic	-18.98%	-36.92%	122.55%	136.04%
European Region Funds Average	-10.16%	-17.48%	66.16%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 95 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 174 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-28.30%	18.08%	17.96%
Fidelity Nordic (incl. 3.00% sales charge)	-30.45%	17.37%	17.30%
FT/S&P-Actuaries World Nordic	-36.92%	17.35%	16.90%
European Region Funds Average	-17.48%	10.47%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $24,053 - a 140.53% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,604 - a 136.04% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Nordic

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Trygve Toraasen, Portfolio Manager of Fidelity Nordic Fund

Q. How did the fund perform, Trygve?

A. For the six months that ended April 30, 2001, the fund returned -18.68%. The FT/S&P Actuaries World Nordic Index returned -18.98% during the same period, while the European region funds average returned -10.16% according to Lipper Inc. For the 12 months that ended April 30, 2001, the fund fell 28.30%, while the index and peers returned -36.92% and -17.48%, respectively.

Q. What factors hampered the fund's performance during the six-month period?

A. The biggest factor was the extreme volatility we witnessed within the technology, media and telecommunications (TMT) sectors during the period. TMT stocks make up a large portion of the Nordic market, and as fundamentals continued to erode, risk-taking of any kind simply vanished. The fund's underweighted positions in both Nokia and Ericsson helped relative to the index during the period, but the higher concentration of TMT stocks in the Scandinavian countries hurt the fund's performance versus its European competitors.

Q. What was your response to the TMT volatility?

A. I didn't abandon the TMT sector altogether, but I did cut back on a few names that I felt were particularly vulnerable to the volatility. For instance, I reduced the fund's positions in names such as Sweden's OM Gruppen - which makes market-related transaction technologies - as well as GN Store Nordic and Tele Danmark, two of Denmark's leading telecommunications companies. In turn, I focused my attention on defensive-oriented, stable-growth stocks, including several in the pharmaceuticals and banking areas. I added to the fund's investments in Danish drug stock Novo-Nordisk, and also bumped up its exposure to regional bank stocks such as DnB in Norway and Svenska Handelsbanken in Sweden. Each of these strategies worked out fairly well. As of April 30, I had sold off the fund's position in OM Gruppen.

Q. The fund's two weakest performers during the period were Ericsson and Nokia. What held these stocks back?

A. Ericsson and Nokia struggled for different reasons. We expected cellular handset growth to slow dramatically during the period, and it did. But Ericsson's problems were compounded by unexpected weakness in its core infrastructure business. The company's profit margins narrowed significantly as Ericsson failed to win several large orders, and as research and development costs for third-generation networks escalated. The fund did not own a position in Ericsson at the close of the period. Nokia, on the other hand, was still generating positive margins on its handsets, but the stock fell for two reasons - slower global handset demand and a high valuation. As risk-taking faded, investors were unwilling to pay a high price for Nokia. As for me, I'm still optimistic that Nokia can continue to grow. Nokia remained the fund's largest individual position at the end of April.

Q. Which other stocks were disappointing? Which ones performed well during the period?

A. Swedish asset manager Skandia Forsaekrings was another disappointment, as market volatility took a toll on its investing volumes. In terms of positive performers, the fund's investment in Nobel Biocare - a maker of dental implants - fared well, as did its positions in KCI Konecranes, which manufactures industrial cranes, and Danske Bank, a Danish asset manager operating in the underpenetrated Denmark securities market. Norwegian videoconferencing company Tandberg also generated good gains.

Q. What's your outlook, Trygve?

A. It's become clear during the past couple of years that the performance of the TMT sectors play a major role in how the fund performs. That being said, I'll be looking to add more high-quality TMT names to the portfolio during the next few months. The key will be finding the point at which we've seen the worst in terms of earnings downgrades. There are a lot of good TMT stocks out there that have been beaten down, and I think many will bounce back as soon as investors sense that the worst is over.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of April 30, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden

Fund number: 342

Trading symbol: FNORX

Start date: November 1, 1995

Size: as of April 30, 2001, more than $143 million

Manager: Trygve Toraasen, since 1998; associate portfolio manager, Fidelity Nordic Fund, 1997-1998; research analyst, 1994-1998; joined Fidelity in 1994

3

Semiannual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Sweden	33.6%
Denmark	29.8%
Finland	17.0%
Norway	14.6%
United States of America	3.0%
United Kingdom	1.2%
Luxembourg	0.8%

As of October 31, 2000
Sweden	38.3%
Denmark	25.2%
Finland	19.6%
Norway	13.1%
United States of America	3.1%
Luxembourg	0.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	99.6
Short-Term Investments and Net Other Assets	2.0	0.4
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia AB (Finland, Communications Equipment)	10.3	12.0
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	4.9	3.5
Vestas Wind Systems AS (Denmark, Electrical Equipment)	4.9	5.1
Novo-Nordisk AS Series B (Denmark, Pharmaceuticals)	4.3	3.6
Nordea AB (Sweden, Banks)	4.0	4.8
Danske Bank AS (Denmark, Banks)	3.4	1.4
DnB Holding ASA (Norway, Banks)	3.2	1.9
Assa Abloy AB (B Shares) (Sweden, Building Products)	2.6	1.4
Securitas AB (B Shares) (Sweden, Commercial Services & Supplies)	2.4	1.9
NEG Micon AS (Denmark, Electrical Equipment)	2.3	1.7
	42.3
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	27.8	16.5
Financials	19.8	20.7
Information Technology	19.5	35.7
Health Care	14.5	9.1
Consumer Discretionary	4.4	3.5
Consumer Staples	3.9	1.5
Energy	3.1	3.1
Telecommunication Services	3.1	7.0
Materials	1.9	2.5

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Nordic

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
Denmark - 29.8%
2M Invest AS (a)	74,045	$ 849,185
Bang & Olufsen Holding AS Series B	21,200	692,864
Carlsberg AS Series B	19,490	875,554
Coloplast AS (B Shares)	39,300	1,938,296
Danisco AS	23,725	821,910
Danske Bank AS	304,020	4,895,769
GN Store Nordic AS	64,935	833,455
Group 4 Falck AS	24,635	2,869,182
H. Lundbeck AS	63,980	1,467,510
ISS AS (a)	35,485	2,066,428
Kobenhaven Lufthave AS	19,275	1,763,862
NEG Micon AS (a)	79,550	3,233,298
Novo-Nordisk AS Series B	163,595	6,221,562
Novozymes AS Series B	118,734	2,384,741
RTX Telecom AS	15,800	503,236
Sydbank AS	10,830	585,625
Tele Danmark AS	36,330	1,381,640
Vestas Wind Systems AS	150,230	7,016,631
William Demant Holding AS	71,925	2,325,028
TOTAL DENMARK		42,725,776
Finland - 17.0%
Amer Group PLC (A Shares)	28,900	654,335
Comptel Oyj	63,200	693,599
Elisa Communications Corp. (A Shares)	58,097	940,672
KCI Konecranes	68,535	2,188,953
Kone Oyj (B Shares)	10,600	710,026
Nokia AB	433,695	14,828,029
Okobank (A Shares)	23,180	264,675
Outokumpu Oyj (A Shares)	40,500	344,943
Pohjola Group Insurance Corp. (B Shares)	12,400	255,780
Sonera Corp.	152,500	1,687,166
Teleste Oyj	37,300	383,874
Vacon Oyj	119,700	1,088,528
Wartsila Oyj (B Shares)	14,200	318,106
TOTAL FINLAND		24,358,686
Luxembourg - 0.8%
Metro International SA:
Swedish Depositary Receipt (A Shares) unit (a)	16,230	79,117
Swedish Depositary Receipt (B Shares) unit (a)	37,870	201,220
Stolt Offshore SA (a)	66,310	918,431
TOTAL LUXEMBOURG		1,198,768
Norway - 14.6%
Det Sondenfjelds-Norske Dampskibselskab Series A (a)	51,500	189,082
DnB Holding ASA	1,039,395	4,570,226
Orkla-Borregaard AS	153,385	2,824,195
ProSafe ASA (a)	113,345	1,781,704

	Shares	Value (Note 1)
Sparebanken NOR (primary shares certificates)	76,160	$ 2,101,347
Tandberg ASA (a)	215,685	2,655,431
TANDBERG Television ASA (a)	150,950	1,227,897
TGS Nopec Geophysical Co. ASA (a)	100,100	1,683,537
Tomra Systems AS	97,880	1,549,364
VMETRO ASA	209,105	2,344,561
TOTAL NORWAY		20,927,344
Sweden - 33.6%
Assa Abloy AB (B Shares)	214,502	3,732,925
Atlas Copco AB (A Shares)	68,500	1,515,989
Capio AB (a)	229,760	1,680,023
Eniro AB	111,330	1,345,902
Getinge Industrier AB	6,255	100,317
Getinge Industrier AB (B Shares)	91,935	1,505,809
Gunnebo AB	46,500	437,482
Hennes & Mauritz AB (H&M) (B Shares)	110,240	1,859,366
HQ.SE Holding AB	79,100	219,786
Industrial & Financial Systems AB (IFS) (a)	4,500	11,056
JM AB (B Shares)	37,815	844,266
Karo Bio AB (a)	1,725	58,474
LGP Telecom Holding AB	29,800	412,557
Micronic Laser Systems AB (a)	27,700	550,921
Modern Times Group AB (MTG) (B Shares) (a)	27,000	802,866
Munters AB	157,780	2,491,992
Munters AB (c)	8,300	131,091
Nobel Biocare AB	59,660	2,268,441
Nordea AB	943,700	5,704,339
Observer AB (B Shares)	174,336	1,461,723
Perbio Science AB (a)	15,400	186,175
POOLiA AB:
(B Shares)	58,500	536,122
(B Shares) (c)	23,400	214,449
Proffice AB (B Shares)	31,100	105,516
Q-Medical AB (a)	66,160	1,354,548
Readsoft AB (B Shares)	376,160	1,338,582
Sandvik AB	64,300	1,491,996
Securitas AB (B Shares)	177,325	3,448,995
Skandia Foersaekrings AB	240,935	2,619,114
Skanska AB (B Shares)	41,310	1,610,997
Svenska Handelsbanken AB (A Shares)	475,516	7,093,102
Swedish Match Co.	225,100	985,375
TV 4 AB (A Shares)	1,700	38,949
TOTAL SWEDEN		48,159,245
United Kingdom - 1.2%
AstraZeneca PLC (Sweden)	38,450	1,799,357
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 1.0%
InFocus Corp. (a)	41,840	$ 816,298
Royal Caribbean Cruises Ltd.	30,180	610,428
TOTAL UNITED STATES OF AMERICA		1,426,726
TOTAL COMMON STOCKS (Cost $123,658,327)		140,595,902
Cash Equivalents - 18.0%

Fidelity Cash Central Fund, 4.70% (b)	3,098,410	3,098,410
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	22,715,110	22,715,110
TOTAL CASH EQUIVALENTS (Cost $25,813,520)		25,813,520
TOTAL INVESTMENT PORTFOLIO - 116.0% (Cost $149,471,847)		166,409,422
NET OTHER ASSETS - (16.0)%		(22,999,534)
NET ASSETS - 100%		$ 143,409,888
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $345,540 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $98,038,652 and $120,706,188, respectively.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $153,310,615. Net unrealized appreciation aggregated $13,098,807, of which $24,845,466 related to appreciated investment securities and $11,746,659 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $21,471,912) (cost $149,471,847) - See accompanying schedule		$ 166,409,422
Foreign currency held at value (cost $9,309)		9,274
Receivable for investments sold		1,933,300
Receivable for fund shares sold		60,982
Dividends receivable		674,758
Interest receivable		19,170
Redemption fees receivable		363
Other receivables		38,547
Total assets		169,145,816
Liabilities
Payable for investments purchased	$ 2,663,476
Payable for fund shares redeemed	181,308
Accrued management fee	82,840
Other payables and accrued expenses	93,194
Collateral on securities loaned, at value	22,715,110
Total liabilities		25,735,928
Net Assets		$ 143,409,888
Net Assets consist of:
Paid in capital		$ 132,839,226
Undistributed net investment income		911,866
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,266,055)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,924,851
Net Assets, for 6,549,387 shares outstanding		$ 143,409,888
Net Asset Value and redemption price per share ($143,409,888 ÷ 6,549,387 shares)		$21.90
Maximum offering price per share (100/97.00 of $21.90)		$22.58

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 2,006,266
Interest		163,818
Security lending		74,422
		2,244,506
Less foreign taxes withheld		(297,298)
Total income		1,947,208
Expenses
Management fee	$ 618,455
Transfer agent fees	240,459
Accounting and security lending fees	51,271
Non-interested trustees' compensation	331
Custodian fees and expenses	87,593
Registration fees	17,446
Audit	22,631
Legal	481
Reports to shareholders	6,230
Miscellaneous	597
Total expenses before reductions	1,045,494
Expense reductions	(40,596)	1,004,898
Net investment income		942,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,959,925)
Foreign currency transactions	(77,383)	(6,037,308)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(30,925,874)
Assets and liabilities in foreign currencies	(13,973)	(30,939,847)
Net gain (loss)		(36,977,155)
Net increase (decrease) in net assets resulting from operations		$ (36,034,845)
Other Information
Sales charges paid to FDC		$ 49,896
Expense reductions
Directed brokerage arrangements		$ 39,116
Transfer agent credits		1,480
		$ 40,596

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income	$ 942,310	$ 383,124
Net realized gain (loss)	(6,037,308)	1,695,960
Change in net unrealized appreciation (depreciation)	(30,939,847)	14,257,351
Net increase (decrease) in net assets resulting from operations	(36,034,845)	16,336,435
Distributions to shareholders From net investment income	(215,474)	(328,657)
From net realized gain	(351,350)	(2,464,859)
In excess of net realized gain	(1,228,747)	-
Total distributions	(1,795,571)	(2,793,516
Share transactions Net proceeds from sales of shares	12,125,415	173,779,022
Reinvestment of distributions	1,744,124	2,711,386
Cost of shares redeemed	(33,530,344)	(100,985,399)
Net increase (decrease) in net assets resulting from share transactions	(19,660,805)	75,505,009
Redemption fees	28,727	436,839
Total increase (decrease) in net assets	(57,462,494)	89,484,767
Net Assets
Beginning of period	200,872,382	111,387,615
End of period (including undistributed net investment income of $911,866 and $274,249, respectively)	$ 143,409,888	$ 200,872,382
Other Information Shares
Sold	492,368	5,701,728
Issued in reinvestment of distributions	67,576	101,817
Redeemed	(1,397,905)	(3,368,571)
Net increase (decrease)	(837,961)	2,434,974

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 27.19	$ 22.49	$ 16.26	$ 15.94	$ 12.77	$ 10.00
Income from Investment Operations
Net investment income D	.13	.05	.07	.03	.10	.17 E
Net realized and unrealized gain (loss)	(5.17)	5.10	6.14	1.46	3.19	2.57
Total from investment operations	(5.04)	5.15	6.21	1.49	3.29	2.74
Less Distributions
From net investment income	(.03)	(.06)	-	(.07)	(.05)	-
From net realized gain	(.05)	(.45)	-	(1.18)	(.10)	-
In excess of net realized gain	(.17)	-	-	-	-	-
Total distributions	(.25)	(.51)	-	(1.25)	(.15)	-
Redemption fees added to paid in capital	.00	.06	.02	.08	.03	.03
Net asset value, end of period	$ 21.90	$ 27.19	$ 22.49	$ 16.26	$ 15.94	$ 12.77
Total Return B, C	(18.68)%	23.21%	38.31%	10.99%	26.24%	27.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 143,410	$ 200,872	$ 111,388	$ 101,858	$ 73,278	$ 30,871
Ratio of expenses to average net assets	1.26% A	1.17%	1.27%	1.35%	1.42%	2.00% G
Ratio of expenses to average net assets after expense reductions	1.21% A, H	1.15% H	1.23% H	1.35%	1.42%	2.00%
Ratio of net investment income to average net assets	1.14% A	.18%	.37%	.20%	.67%	1.52%
Portfolio turnover rate	121% A	80%	70%	69%	74%	35%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.16 per share.

F For the period November 1, 1995 (commencement of operations) to October 31, 1996.

G FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-12.45%	-27.18%	13.25%	65.17%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-15.08%	-29.36%	9.85%	60.21%
MSCI AC Pacific Free	-9.73%	-24.40%	-29.91%	-1.85%
MSCI Pacific	-10.23%	-22.38%	-26.01%	0.98%
Pacific Region Funds Average	-11.68%	-29.66%	-23.90%	48.89%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the MSCI All Country Pacific Free Index - a market capitalization-weighted index of approximately 621 stocks traded in twelve Developed and Emerging Pacific-region markets and the performance of the MSCI Pacific Index - a market weighted index of approximately 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 73 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-27.18%	2.52%	5.15%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-29.36%	1.90%	4.83%
MSCI AC Pacific Free	-24.40%	-6.86%	-0.19%
MSCI Pacific	-22.38%	-5.85%	0.10%
Pacific Region Funds Average	-29.66%	-5.94%	3.80%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on April 30, 1991, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $16,021 - a 60.21% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International All Country Pacific Free Index and the MSCI Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,815 - a 1.85% decrease and $10,098 - a 0.98% increase, respectively. Beginning with this report, the fund will compare its performance to that of the MSCI All Country Pacific Free Index rather than the MSCI Pacific Index. The MSCI All Country Pacific Free Index more closely reflects the fund's investment strategy.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Pacific Basin

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund

Q. How did the fund perform, Bill?

A. For the six months ending April 30, 2001, the fund returned -12.45%, trailing the -11.68% mark posted by the Pacific region funds average as measured by Lipper Inc. The fund also lagged the -10.23% return of the Morgan Stanley Capital International (MSCI) Pacific Index. Effective April 1, 2001, the fund changed the index against which its performance is compared to the MSCI All Country (AC) Pacific Free Index - which returned -9.73%. For the 12 months ending April 30, 2001, the fund returned -27.18%, compared with -29.66%, -22.38% and -24.40% for the Lipper average, MSCI Pacific Index and MSCI All Country Pacific Free Index, respectively.

Q. What is the reason for the index change?

A. The MSCI AC Pacific Free Index tracks the same markets as the old index, as well as seven additional Pacific region emerging-market countries not included in the old index. Thus, the new index is broader in scope and more representative of the fund's investment universe.

Q. Why did the fund underperform the Lipper average and the MSCI benchmarks during the period?

A. Stock selection in Japan was one negative influence. The fund had a relatively heavier exposure to Japanese technology stocks, which detracted from performance. The technology sector declined sharply due to slackening worldwide demand. Even the U.S. economy, which served as a bastion of strength during the Asian financial crisis several years ago, slowed dramatically. Also detracting from performance compared with the benchmarks was an overweighted position in Hong Kong property stocks. Although this sector strongly outperformed in many previous cycles of falling interest rates, its response to declining rates during the period was relatively muted. In retrospect, I believe the explanation lies in the weak performance of the Japanese yen. A weaker yen represents a competitive threat to Hong Kong companies. However, the Hong Kong dollar is pegged to the U.S. dollar at a fixed exchange rate rather than floating freely. Since its currency cannot adjust to fluctuations in the yen, Hong Kong can remain competitive with Japan in the face of a falling yen only if asset prices in Hong Kong fall enough to attract more investment capital. This downward pressure on Hong Kong assets such as real estate and stocks kept a lid on property stocks. In addition, my decision to increase the fund's holdings of Hong Kong property stocks at the beginning of 2001 coincided with a loss of upward momentum in those stocks.

Q. What stocks helped the fund's performance?

A. South Korean holding Samsung Electronics was the top contributor during the period. The company, which makes DRAM (dynamic random access memory) for personal computers, had declined sharply before the period began but saw a strong rebound in its share price coupled with an improving inventory situation. Another beneficial holding, Japanese car maker Nissan Motor, was helped by a comprehensive restructuring plan put in place by new management from French auto maker Renault, which recently acquired a significant stake in Nissan. Honda Motor also did well, buoyed by the weak yen and increased market share in the United States.

Q. What stocks detracted from performance?

A. All of the fund's biggest detractors were Japanese stocks. For example, Toyoda Gosei, one of only a handful of manufacturers of light-emitting diodes (LEDs) in the world, was beset by patent infringement lawsuits and the slowdown in cellular handset growth. Furukawa Electric, a maker of fiber-optic and WDM (wave division multiplexing) equipment, saw demand for its products fall along with the sudden plunge in capital expenditures by telecommunication services providers. The fund did not own Furukawa Electric at the end of the period. Takeda Chemical, a large pharmaceutical company, did poorly due in part to investors' preference for defensive holdings over growth stocks.

Q. What's your outlook, Bill?

A. Most Pacific Basin economies are very vulnerable to what's going on in the rest of the world, especially in the U.S. Their exports require healthy demand from abroad. If the U.S. economy can stabilize, growth stocks in the Pacific Basin could continue to benefit from the constructive trends evident near the end of the period. On the other hand, a U.S. recession likely would result in a further contraction of demand and more volatility for stock prices. In this environment, I believe that the fund's emphasis on acquiring the stocks of high-quality growth companies at reasonable prices is especially appropriate.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

Fund number: 302

Trading symbol: FPBFX

Start date: October 1, 1986

Size: as of April 30, 2001, more than
$413 million

Manager: William Kennedy, since 1998; manager, Fidelity Advisor Japan Fund, since 2000; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Semiannual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Japan	55.5%
Hong Kong	14.1%
Australia	10.8%
Taiwan	5.4%
Korea (South)	4.8%
United States of America	3.6%
Singapore	3.6%
India	0.8%
Malaysia	0.6%
Other	0.8%

As of October 31, 2000
Japan	60.1%
Hong Kong	11.0%
Australia	8.7%
United States of America	7.9%
Singapore	4.1%
Korea (South)	3.1%
Taiwan	1.9%
India	1.6%
Malaysia	0.7%
Other	0.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	92.1
Short-Term Investments and Net Other Assets	3.4	7.9
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	4.3	4.2
Sony Corp. (Japan, Household Durables)	3.5	3.2
Nomura Securities Co. Ltd. (Japan, Diversified Financials)	3.2	1.3
Nissan Motor Co. Ltd. (Japan, Automobiles)	2.6	0.0
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	2.2	0.7
Takeda Chemical Industries Ltd. (Japan, Pharmaceuticals)	1.9	3.2
News Corp. Ltd. (Australia, Media)	1.8	1.9
Canon, Inc. (Japan, Office Electronics)	1.8	2.0
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	1.6	0.6
Sumitomo Mitsui Banking Corp. (Japan, Banks)	1.6	2.5
	24.5
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	21.2
Consumer Discretionary	22.6	23.5
Information Technology	21.7	17.8
Health Care	4.9	7.7
Telecommunication Services	4.8	7.2
Industrials	4.1	10.5
Consumer Staples	3.2	1.3
Materials	2.1	2.3
Utilities	1.0	0.5
Energy	0.5	0.1

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Pacific Basin

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
Australia - 10.8%
AMP Ltd.	356,000	$ 3,648,644
Australian Gas Light Co.	295,613	1,598,187
BHP Ltd.	554,725	6,117,465
Billabong International Ltd.	709,200	1,860,759
Brambles Industries Ltd.	34,053	870,603
BRL Hardy Ltd.	148,194	698,667
Cochlear Ltd.	114,400	2,249,531
Commonwealth Bank of Australia	149,200	2,205,035
Fosters Brewing Group Ltd.	998,088	2,521,548
Mayne Nickless Ltd.	164,600	539,414
National Australia Bank Ltd.	296,558	4,574,332
News Corp. Ltd.	780,616	7,431,463
Perpetual Trustees Australia Ltd.	122,100	2,496,549
QBE Insurance Group Ltd.	394,164	2,282,480
SONIC HEALTHCARE LTD	321,082	1,342,634
Tabcorp Holdings Ltd.	246,900	1,190,590
Telstra Corp. Ltd.	751,200	2,567,633
Westfield Holdings Ltd.	81,900	520,424
TOTAL AUSTRALIA		44,715,958
Cayman Islands - 0.1%
Greencool Technology Holdings Ltd.	1,376,100	414,642
China - 0.1%
Travelsky Technology Ltd. (H Shares)	632,000	425,434
Hong Kong - 14.1%
Amoy Properties Ltd.	1,372,000	1,424,934
APT Satellite Holdings Ltd.	325,000	134,391
Asia Satellite Telecommunications Holdings Ltd.	630,000	1,433,819
ASM Pacific Technology Ltd.	714,000	1,222,180
Cheung Kong Holdings Ltd.	422,000	4,707,466
China Mobile (Hong Kong) Ltd. (a)	1,070,500	5,421,012
CNOOC Ltd.	1,972,000	1,909,015
Dah Sing Financial Holdings Ltd.	287,600	1,567,232
Dairy Farm International Holdings Ltd.	3,666,800	1,906,736
DAO Heng Bank Group Ltd.	328,000	2,439,256
Esprit Holdings Ltd.	1,300,000	1,475,170
Hang Seng Bank Ltd.	289,600	3,416,189
Henderson Land Development Co. Ltd.	504,000	2,313,498
Hong Kong & China Gas Co. Ltd.	1,291,400	1,539,924
Hutchison Whampoa Ltd.	605,700	6,543,092
Hysan Development Ltd.	50,000	68,598
JCG Holdings Ltd.	1,904,000	1,061,969
Johnson Electric Holdings Ltd.	1,208,000	2,269,134
Li & Fung Ltd.	1,012,000	1,920,427
Sun Hung Kai Properties Ltd.	964,000	8,961,290
Swire Pacific Ltd. (A Shares)	345,500	1,904,899
Television Broadcasts Ltd.	310,000	1,566,078
Wharf Holdings Ltd.	906,000	2,125,861
Wing Hang Bank Ltd.	268,000	1,061,815
TOTAL HONG KONG		58,393,985

	Shares	Value (Note 1)
India - 0.8%
Dr. Reddy's Laboratories Ltd.	87,900	$ 2,104,608
Hughes Software Systems Ltd.	27,800	444,450
Infosys Technologies Ltd.	10,860	864,302
TOTAL INDIA		3,413,360
Indonesia - 0.2%
Gudang Garam PT Perusahaan	320,000	315,862
Sampoerna, Hanjaya Mandala	570,500	612,305
TOTAL INDONESIA		928,167
Japan - 55.5%
Access Co. Ltd.	2	58,721
Advantest Corp.	17,800	2,068,563
Aeon Credit Service Ltd.	64,200	3,511,881
Alps Electric Co. Ltd.	201,000	2,426,514
Anritsu Corp.	86,000	1,395,800
Asahi Breweries Ltd.	157,000	1,782,029
Canon, Inc.	182,000	7,270,900
Chiba Bank Ltd.	405,000	1,527,889
Credit Saison Co. Ltd.	123,000	2,637,884
CSK Corp.	45,000	1,439,316
Daito Trust Construction Co.	35,500	611,402
Daiwa Securities Group, Inc.	391,000	4,489,353
Fuji Heavy Industries Ltd.	346,000	2,551,025
Fuji Machine Manufacturing Co. Ltd.	64,200	1,679,595
Fuji Photo Film Co. Ltd.	84,000	3,430,738
Fuji Soft ABC, Inc.	29,400	1,682,991
Fujitsu Broad Solution & Consulting, Inc.	12,200	405,223
Fujitsu Ltd.	146,000	2,035,545
Hino Motors Ltd. (a)	216,000	1,000,878
Hitachi Chemical Co. Ltd.	75,000	1,223,418
Hitachi Information Systems Co. Ltd.	54,000	1,545,604
Hitachi Ltd.	217,000	2,139,620
Honda Motor Co. Ltd. (a)	124,000	5,103,220
Hoya Corp.	61,800	4,105,371
Ines Corp.	78,600	824,465
JAFCO Co. Ltd.	46,600	5,572,145
Japan Medical Dynamic Marketing, Inc.	57,400	2,612,666
Japan Telecom Co. Ltd.	51	861,621
Kao Corp.	96,000	2,472,179
Kappa Create Co. Ltd.	58,400	2,634,235
Konami Corp.	56,500	2,747,781
Konica Corp. (a)	196,000	1,359,895
Kose Corp.	17,400	606,481
Kyocera Corp.	25,800	2,551,362
Kyorin Pharmaceutical Co. Ltd. (a)	10,000	362,494
Matsushita Electric Industrial Co. Ltd.	155,000	2,579,200
Mitsubishi Electric Corp.	306,000	1,857,086
Mitsubishi Tokyo Financial Group, Inc.	335	3,450,500
Mizuho Holdings, Inc.	634	3,956,880
Murata Manufacturing Co. Ltd.	16,200	1,380,415
NEC Corp.	285,000	5,226,330
Nichicon Corp.	100,800	1,387,176
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nidec Corp.	32,500	$ 1,708,521
Nikko Securities Co. Ltd.	280,000	2,411,161
Nikon Corp.	47,000	589,750
Nintendo Co. Ltd.	24,700	4,031,150
Nippon Foundry, Inc. (a)	140	1,085,023
Nippon Telegraph & Telephone Corp.	391	2,517,244
Nissan Motor Co. Ltd. (a)	1,526,000	10,600,269
Nitto Denko Corp.	83,700	2,766,365
Nomura Securities Co. Ltd.	612,000	13,099,988
NTT DoCoMo, Inc.	208	4,332,874
ORIX Corp.	27,300	2,415,812
Pioneer Corp.	47,000	1,422,339
Ricoh Co. Ltd.	272,000	5,164,150
Rohm Co. Ltd.	22,500	4,022,703
Sankyo Co. Ltd.	89,000	1,883,166
Shimachu Co. Ltd.	8,500	125,479
Shin-Etsu Chemical Co. Ltd.	58,000	2,359,330
Skylark Co. Ltd.	32,000	1,002,518
Sony Corp.	188,800	14,471,519
SRL, Inc. (a)	60,000	718,428
Stanley Electric Co. Ltd.	144,000	1,380,562
Sumitomo Electric Industries Ltd.	47,000	588,979
Sumitomo Mitsui Banking Corp.	696,200	6,588,989
Sumitomo Trust & Banking Ltd.	446,000	3,068,851
Takeda Chemical Industries Ltd.	164,000	8,016,210
Takefuji Corp.	37,500	2,977,046
The Suruga Bank Ltd.	124,000	915,257
THK Co. Ltd.	67,700	1,646,237
Tokyo Electron Ltd.	30,900	2,280,762
Toshiba Corp.	425,000	2,826,759
Toyoda Gosei Co. Ltd.	62,000	1,316,953
Toyota Motor Corp.	530,200	17,871,477
Yakult Honsha Co. Ltd.	92,000	1,115,170
Yamada Denki Co. Ltd.	46,800	3,891,910
TOTAL JAPAN		229,779,342
Korea (South) - 4.8%
H&CB	50,000	951,025
Hyundai Motor Co. Ltd.	96,100	1,503,158
Kookmin Bank	332,700	3,940,863
Kookmin Credit Card Co. Ltd.	82,930	2,191,315
Korea Electric Power Corp.	34,900	602,866
Samsung Electronics Co. Ltd.	38,490	6,692,638
SK Telecom Co. Ltd.	21,900	3,766,399
TOTAL KOREA (SOUTH)		19,648,264

	Shares	Value (Note 1)
Malaysia - 0.6%
Amway (Malaysia) Holdings BHD	215,000	$ 272,711
British American Tobacco BHD	124,000	1,133,947
Malayan Banking BHD	220,000	567,368
Public Bank BHD (For. Reg.)	244,400	168,507
Tanjong PLC	285,000	465,000
TOTAL MALAYSIA		2,607,533
New Zealand - 0.3%
The Warehouse Group Ltd.	428,700	1,018,918
Singapore - 3.6%
Chartered Semiconductor Manufacturing Ltd. (a)	145,000	445,786
Datacraft Asia Ltd.	220,000	1,122,000
DBS Group Holdings Ltd.	278,239	2,428,768
Oversea-Chinese Banking Corp. Ltd.	514,000	3,104,035
Overseas Union Bank Ltd.	422,452	1,646,670
Sembcorp Logistics Ltd.	267,000	1,026,077
Singapore Technologies Engineering Ltd.	1,562,000	2,341,071
United Overseas Bank Ltd.	341,152	2,266,231
Venture Manufacturing Singapore Ltd.	58,000	404,392
TOTAL SINGAPORE		14,785,030
Taiwan - 5.4%
Asustek Computer, Inc.	350,000	1,590,909
China Development Industrial Bank, Inc.	614,200	547,159
ChinaTrust Commercial Bank	2,905,000	2,119,793
Delta Electronics, Inc.	120,000	364,853
Hon Hai Precision Industries Co. Ltd.	563,300	3,305,470
Siliconware Precision Industries Co. Ltd.	1,061,000	825,832
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,088,886	5,779,526
United Microelectronics Corp.	1,964,100	3,135,155
Via Technologies, Inc.	128,000	1,206,446
Winbond Electronics Corp.	1,378,000	1,617,233
Yuanta Securities Co. Ltd.	2,115,000	1,607,631
TOTAL TAIWAN		22,100,007
Thailand - 0.1%
Shin Corporations PCL (For. Reg.) (a)	66,600	240,723
TelecomAsia Corp. PCL (a)	1	0
TelecomAsia Corp. PCL rights 4/30/08	206,113	20,911
TOTAL THAILAND		261,634
United States of America - 0.2%
Reliant Resources, Inc.	2,000	60,000
Resmed, Inc. unit (a)	196,610	893,666
TOTAL UNITED STATES OF AMERICA		953,666
TOTAL COMMON STOCKS (Cost $372,313,465)		399,445,940
Cash Equivalents - 4.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.70% (b)	12,887,337	$ 12,887,337
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	6,627,497	6,627,497
TOTAL CASH EQUIVALENTS (Cost $19,514,834)		19,514,834
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $391,828,299)		418,960,774
NET OTHER ASSETS - (1.3)%		(5,245,003)
NET ASSETS - 100%		$ 413,715,771
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $298,210,563 and $312,652,359, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $33,301 for the period.

The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $398,079,644. Net unrealized appreciation aggregated $20,881,130, of which $54,715,315 related to appreciated investment securities and $33,834,185 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,875,643) (cost $391,828,299) - See accompanying schedule		$ 418,960,774
Foreign currency held at value (cost $3,036,822)		3,028,332
Receivable for investments sold		2,486,214
Receivable for fund shares sold		606,085
Dividends receivable		820,364
Interest receivable		80,554
Redemption fees receivable		304
Other receivables		5,476
Total assets		425,988,103
Liabilities
Payable for investments purchased	$ 4,633,198
Payable for fund shares redeemed	449,378
Accrued management fee	318,946
Other payables and accrued expenses	243,313
Collateral on securities loaned, at value	6,627,497
Total liabilities		12,272,332
Net Assets		$ 413,715,771
Net Assets consist of:
Paid in capital		$ 430,171,701
Distributions in excess of net investment income		(22,798,829)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,776,570)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,119,469
Net Assets, for 24,987,953 shares outstanding		$ 413,715,771
Net Asset Value and redemption price per share ($413,715,771 ÷ 24,987,953 shares)		$16.56
Maximum offering price per share (100/97.00 of $16.56)		$17.07

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 2,685,999
Interest		731,956
Security lending		37,687
		3,455,642
Less foreign taxes withheld		(228,867)
Total income		3,226,775
Expenses
Management fee Basic fee	$ 1,612,171
Performance adjustment	462,221
Transfer agent fees	716,442
Accounting and security lending fees	133,379
Non-interested trustees' compensation	541
Custodian fees and expenses	144,186
Registration fees	23,871
Audit	20,564
Legal	3,595
Reports to shareholders	22,386
Miscellaneous	2,707
Total expenses before reductions	3,142,063
Expense reductions	(56,471)	3,085,592
Net investment income		141,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(37,647,993)
Foreign currency transactions	(169,724)	(37,817,717)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(24,800,249)
Assets and liabilities in foreign currencies	74,766	(24,725,483)
Net gain (loss)		(62,543,200)
Net increase (decrease) in net assets resulting from operations		$ (62,402,017)
Other Information Sales charges paid to FDC		$ 32,182
Expense reductions
Directed brokerage arrangements		$ 42,370
Transfer agent credits		14,101
		$ 56,471

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income (loss)	$ 141,183	$ (3,158,495)
Net realized gain (loss)	(37,817,717)	88,999,131
Change in net unrealized appreciation (depreciation)	(24,725,483)	(132,157,783)
Net increase (decrease) in net assets resulting from operations	(62,402,017)	(46,317,147)
Distributions to shareholders From net investment income	(4,012,250)	-
In excess of net investment income	(22,798,829)	(9,139,090)
From net realized gain	(5,605,953)	-
Total distributions	(32,417,032)	(9,139,090)
Share transactions Net proceeds from sales of shares	77,258,542	614,678,244
Reinvestment of distributions	31,495,646	8,972,789
Cost of shares redeemed	(117,502,257)	(713,633,183)
Net increase (decrease) in net assets resulting from share transactions	(8,748,069)	(89,982,150)
Redemption fees	513,740	2,326,690
Total increase (decrease) in net assets	(103,053,378)	(143,111,697)
Net Assets
Beginning of period	516,769,149	659,880,846
End of period (including under (over) distribution of net investment income of $(22,798,829) and $27,938,404, respectively)	$ 413,715,771	$ 516,769,149
Other Information Shares
Sold	4,551,156	23,840,559
Issued in reinvestment of distributions	1,759,533	352,256
Redeemed	(6,759,968)	(28,114,949)
Net increase (decrease)	(449,279)	(3,922,134)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 20.32	$ 22.48	$ 11.89	$ 13.41	$ 14.65	$ 14.88
Income from Investment Operations
Net investment income (loss) D	.01	(.10)	(.04)	(.02)	(.01)	.05
Net realized and unrealized gain (loss)	(2.46)	(1.86)	10.62	(1.26)	(1.16)	(.29)
Total from investment operations	(2.45)	(1.96)	10.58	(1.28)	(1.17)	(.24)
Less Distributions
From net investment income	(.16)	-	-	-	(.01)	-
In excess of net investment income	(.94)	(.28)	(.02)	(.25)	(.07)	-
From net realized gain	(.23)	-	-	-	-	-
Total distributions	(1.33)	(.28)	(.02)	(.25)	(.08)	-
Redemption fees added to paid in capital	.02	.08	.03	.01	.01	.01
Net asset value, end of period	$ 16.56	$ 20.32	$ 22.48	$ 11.89	$ 13.41	$ 14.65
Total Return B, C	(12.45)%	(8.61)%	89.36%	(9.52)%	(7.97)%	(1.55)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 413,716	$ 516,769	$ 659,881	$ 195,464	$ 239,517	$ 572,150
Ratio of expenses to average net assets	1.45% A	1.25%	1.37%	1.73%	1.32%	1.26%
Ratio of expenses to average net assets after expense reductions	1.43% A, E	1.22% E	1.36% E	1.72% E	1.31% E	1.24% E
Ratio of net investment income (loss) to average net assets	.07% A	(.42)%	(.24)%	(.16)%	(.04)%	.30%
Portfolio turnover rate	147% A	144%	101%	57%	42%	85%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-3.66%	-25.64%	-24.86%	21.02%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-6.55%	-27.87%	-27.12%	17.39%
MSCI AC Far East Free ex-Japan	-8.17%	-31.38%	-48.15%	-7.35%
Pacific Region ex-Japan Funds Average	-7.02%	-28.36%	-32.87%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far East Free ex-Japan Index - a market capitalization-weighted index of over 280 stocks traded in nine Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 76 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-25.64%	-5.56%	2.40%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-27.87%	-6.13%	2.02%
MSCI AC Far East Free ex-Japan	-31.38%	-12.31%	-0.95%
Pacific Region ex-Japan Funds Average	-28.36%	-8.31%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 2001, the value of the investment would have grown to $11,739 - a 17.39% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East Free ex-Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,265 - a 7.35% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Semiannual Report

Southeast Asia

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia Fund

Q. How did the fund perform, Allan?

A. Although the fund had a negative return, it finished ahead of its benchmarks. For the six months that ended April 30, 2001, the fund returned -3.66%. That compares favorably with the Morgan Stanley Capital International All Country Far East Free ex-Japan Index and the Pacific region ex-Japan funds average tracked by Lipper Inc., which returned -8.17% and -7.02%, respectively. For the 12 months that ended April 30, 2001, the fund returned -25.64%, compared with -31.38% for the index and -28.36% for the Lipper average.

Q. What factors enabled the fund to outperform the index and the average during the six-month period?

A. I continued to maintain a large exposure to interest-rate-sensitive stocks such as banks and property companies, especially in Hong Kong. Repeated cuts in U.S. interest rates led to corresponding reductions in Hong Kong rates, driving the outperformance of these financial holdings. At the same time, I brought up the weighting of technology stocks, particularly in South Korea and Taiwan. In general, I focused the fund's technology exposure on companies of the very highest quality, eliminating or reducing positions in most second-tier companies. Increasing the fund's technology exposure helped performance relative to the index, as technology stocks have strengthened since the beginning of the year.

Q. Where did you reduce the fund's exposure?

A. I trimmed the weighting in telecommunications companies as their valuations were facing downward pressure from their global peers. I felt that the need to raise cash among European telecommunications companies capped the short-term upside potential of Asian telecom stocks, despite the fact that the basic business prospects of the two groups were very different. For example, most leading Asian wireless telecom companies still enjoy a healthy cash flow and have no pressing need to invest in expensive third-generation wireless technology.

Q. What stocks did well for the fund?

A. Samsung Electronics was the most positive contributor. Perhaps the premier manufacturer of DRAM (dynamic random access memory) in the world, Samsung recovered during the period after plunging early last fall. DRAM stocks were among the first stocks to fall as the technology slowdown gained momentum, but then rebounded on investors' hopes that perhaps the worst news on earnings had already occurred. Sun Hung Kai Properties, Amoy Properties and Hong Kong Land Holdings were property stocks that benefited from falling interest rates.

Q. What holdings underperformed?

A. Hutchison Whampoa, often mentioned in previous shareholder reports as a positive contributor, headed the list of detractors. The company's wireless business suffered from concerns about the costs of third-generation licenses and the slowing growth in wireless phone use. China Mobile fell in sympathy with the stocks of other wireless providers, although the company faces no immediate expenditures for third-generation technology. Korea Electric Power, a utility, suffered from a weak South Korean currency - the won - which made the company's considerable U.S. dollar debt more costly.

Q. What's your outlook, Allan?

A. The U.S. slowdown has had a significant impact on the economies of Taiwan and South Korea, where exports have a big influence on economic health. Many of the top companies in these countries have implemented cost-cutting initiatives, but economic recovery in the U.S. would bring a much-needed boost to the revenue side of the equation. One development I will be watching closely is the possible entry of China into the World Trade Organization. Such a development would make it easier for foreign companies to sell products in China and for Chinese firms to sell more abroad. For my part, I will maintain the fund's emphasis on globally competitive companies with strong balance sheets and shareholder-friendly managements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of Southeast Asian issuers

Fund number: 351

Trading symbol: FSEAX

Start date: April 19, 1993

Size: as of April 30, 2001, more than
$268 million

Manager: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined Fidelity in 1987

3

Semiannual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of April 30, 2001
Hong Kong	47.0%
Korea (South)	17.4%
Taiwan	16.9%
Singapore	10.9%
United Kingdom	3.2%
Malaysia	2.0%
United States of America	1.1%
Thailand	0.6%
China	0.6%
Other	0.3%

As of October 31, 2000
Hong Kong	53.9%
Taiwan	14.2%
Singapore	11.0%
Korea (South)	9.6%
United States of America	3.9%
Malaysia	2.8%
China	1.8%
United Kingdom	1.7%
Thailand	1.1%
Other	0.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.1
Short-Term Investments and Net Other Assets	1.1	3.9
Top Ten Stocks as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Diversified Financials)	9.2	10.1
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	6.5	6.6
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	6.1	8.0
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	5.8	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	4.1	3.2
Hang Seng Bank Ltd. (Hong Kong, Banks)	3.7	4.0
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	3.7	3.7
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	3.5	3.3
Amoy Properties Ltd. (Hong Kong, Real Estate)	3.4	2.9
Li & Fung Ltd. (Hong Kong, Distributors)	3.3	2.6
	49.3
Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	46.6	41.9
Information Technology	24.2	16.1
Telecommunication Services	11.9	16.2
Consumer Discretionary	8.0	6.1
Industrials	4.6	6.8
Utilities	2.2	6.0
Consumer Staples	1.3	0.8
Materials	0.1	0.9
Energy	0.0	1.3

Effective with this report, industry classifications follow the MSCI/S&P Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Southeast Asia

Investments April 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
Cayman Islands - 0.1%
Convenience Retail Asia Ltd.	1,000,000	$ 208,998
China - 0.6%
Travelsky Technology Ltd. (H Shares)	1,900,000	1,278,994
Yanzhou Coal Mining Co. Ltd. (H Shares)	1,100,000	451,334
TOTAL CHINA		1,730,328
Hong Kong - 47.0%
Amoy Properties Ltd.	8,860,000	9,201,831
Asat Holdings Ltd. sponsored ADR	156,400	735,080
Cheung Kong Holdings Ltd.	1,570,000	17,513,559
China Mobile (Hong Kong) Ltd. (a)	3,260,000	16,508,639
China Overseas Land & Investment Ltd.	7,000,000	933,441
Dairy Farm International Holdings Ltd.	698,700	363,324
DAO Heng Bank Group Ltd.	200,000	1,487,351
Denway Motors Ltd. (a)	6,600,000	1,967,535
Guangzhou Investment Co. Ltd. (a)	8,000,000	594,940
Guoco Group Ltd.	466,000	2,694,747
Hang Seng Bank Ltd.	850,000	10,026,798
Henderson Land Development Co. Ltd.	350,000	1,606,596
Hong Kong & China Gas Co. Ltd.	462,000	550,910
Hong Kong Exchanges & Clearing Ltd.	700,000	1,252,068
Hong Kong Land Holdings Ltd.	101,667	204,351
Hutchison Whampoa Ltd.	2,281,700	24,648,127
Hysan Development Ltd.	3,710,000	5,089,946
Johnson Electric Holdings Ltd.	2,460,000	4,620,918
Kerry Properties Ltd.	300,000	369,273
Li & Fung Ltd.	4,688,000	8,896,206
MTR Corp. Ltd.	980,000	1,690,067
Sun Hung Kai Properties Ltd.	1,010,310	9,391,786
Swire Pacific Ltd. (A Shares)	698,000	3,848,393
Television Broadcasts Ltd.	236,000	1,192,240
Wharf Holdings Ltd.	480,000	1,126,284
TOTAL HONG KONG		126,514,410
Indonesia - 0.2%
Gudang Garam PT Perusahaan	480,000	473,794
PT Lippo Bank Tbk:
rights (a)	36,000,000	0
warrants 5/1/02 (a)	36,000,000	0
TOTAL INDONESIA		473,794
Korea (South) - 17.4%
H&CB	179,123	3,407,007
Humax Co. Ltd. (a)	80,000	1,202,733
Kookmin Bank	128,000	1,516,172
Kookmin Credit Card Co. Ltd.	89,993	2,377,946
Korea Electric Power Corp.	310,000	5,354,970
Korea Telecom	63,700	3,057,308
Korea Telecom Freetel Co. Ltd. (a)	20,000	716,780
NCsoft Corp.	5,000	455,581
Samsung Electronics Co. Ltd.	89,434	15,550,778
Samsung Securities Co. Ltd.	62,000	1,628,853

	Shares	Value (Note 1)
Shinsegae Co. Ltd.	28,650	$ 1,729,441
SK Telecom Co. Ltd.	57,460	9,882,067
TOTAL KOREA (SOUTH)		46,879,636
Malaysia - 2.0%
British American Tobacco BHD (Malaysia)	260,000	2,377,632
DiGi.com BHD (a)	789,000	1,100,447
Malayan Banking BHD	300,000	773,684
Tanjong PLC	600,000	978,947
United Engineers BHD warrants 11/18/02 (a)	170,000	46,526
TOTAL MALAYSIA		5,277,236
Singapore - 10.9%
Chartered Semiconductor Manufacturing Ltd. (a)	540,000	1,660,170
Chartered Semiconductor Manufacturing Ltd. ADR (a)	8,000	255,920
City Developments Ltd.	250,000	878,397
Datacraft Asia Ltd.	661,400	3,373,140
DBS Group Holdings Ltd.	509,605	4,448,377
Delgro Corp. Ltd.	50,000	155,092
Great Eastern Holdings Ltd.	160,000	720,285
OMNI Industries Ltd.	1,350,000	1,986,275
Oversea-Chinese Banking Corp. Ltd.	370,000	2,234,422
Overseas Union Enterprises Ltd.	100,000	414,494
Singapore Airlines Ltd.	90,000	716,443
Singapore Exchange Ltd.	2,644,300	1,771,093
Singapore Press Holdings Ltd.	184,076	2,112,099
Singapore Technologies Engineering Ltd.	1,486,175	2,227,427
SMRT Corp. Ltd.	1,900,000	912,709
United Overseas Bank Ltd.	520,000	3,454,296
United Overseas Land Ltd.	600,000	556,684
Venture Manufacturing Singapore Ltd.	205,000	1,429,316
TOTAL SINGAPORE		29,306,639
Taiwan - 16.9%
Advantech Co. Ltd. (a)	200,000	772,271
Asustek Computer, Inc.	424,112	1,927,782
Bank Sinopac	3,400,000	1,519,611
ChinaTrust Commercial Bank	1,900,000	1,386,440
Compal Electronics, Inc.	1,035,000	1,762,238
Compeq Manufacturing Co. Ltd.	173,080	528,870
Delta Electronics, Inc.	550,000	1,672,241
Hon Hai Precision Industries Co. Ltd.	645,644	3,788,668
Nanya Technology Corp.	1,100,000	1,010,033
Powerchip Semiconductor Corp.	1,000,000	927,334
Quanta Computer, Inc.	730,000	2,441,472
Siliconware Precision Industries Co. Ltd.	2,500,000	1,945,880
Stark Technology, Inc.	529,000	3,844,056
Sunplus Technology Co. Ltd.	100,000	492,551
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,980,746	11,013,922
United Microelectronics Corp.	3,815,940	6,091,117
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Via Technologies, Inc.	150,000	$ 1,413,804
Winbond Electronics Corp.	2,400,000	2,816,662
TOTAL TAIWAN		45,354,952
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	90,000	910,843
Bangkok Bank Ltd. PCL (For. Reg.) (a)	440,000	486,747
TOTAL THAILAND		1,397,590
United Kingdom - 3.2%
HSBC Holdings PLC (Hong Kong) (Reg.)	650,350	8,498,774
TOTAL COMMON STOCKS (Cost $219,106,872)		265,642,357
Convertible Preferred Stocks - 0.1%

Thailand - 0.1%
Siam Commercial Bank PLC $1.365 (Reg. S) (a) (Cost $378,551)	720,000	358,817
Cash Equivalents - 1.3%

Fidelity Cash Central Fund, 4.70% (b)	3,393,607	3,393,607
Fidelity Securities Lending Cash Central Fund, 4.59% (b)	125,000	125,000
TOTAL CASH EQUIVALENTS (Cost $3,518,607)		3,518,607
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $223,004,030)		269,519,781
NET OTHER ASSETS - (0.2)%		(656,986)
NET ASSETS - 100%		$ 268,862,795
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $113,674,523 and $115,764,943, respectively.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $223,713,539. Net unrealized appreciation aggregated $45,806,242, of which $60,820,850 related to appreciated investment securities and $15,014,608 related to depreciated investment securities.

At October 31, 2000, the fund had a capital loss carryforward of approximately $93,028,000 of which $92,704,000 and $324,000 will expire on October 31, 2006 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	April 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $125,000) (cost $223,004,030) - See accompanying schedule		$ 269,519,781
Foreign currency held at value (cost $863,868)		863,704
Receivable for investments sold		575,016
Receivable for fund shares sold		303,750
Dividends receivable		473,035
Interest receivable		16,349
Redemption fees receivable		221
Other receivables		360
Total assets		271,752,216
Liabilities
Payable for investments purchased	$ 1,607,555
Payable for fund shares redeemed	469,126
Accrued management fee	212,181
Other payables and accrued expenses	475,559
Collateral on securities loaned, at value	125,000
Total liabilities		2,889,421
Net Assets		$ 268,862,795
Net Assets consist of:
Paid in capital		$ 321,396,732
Undistributed net investment income		369,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(99,153,261)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		46,250,163
Net Assets, for 23,768,157 shares outstanding		$ 268,862,795
Net Asset Value and redemption price per share ($268,862,795 ÷ 23,768,157 shares)		$11.31
Maximum offering price per share (100/97.00 of $11.31)		$11.66

Statement of Operations

	Six months ended April 30, 2001 (Unaudited)
Investment Income Dividends		$ 2,507,116
Interest		195,084
Security lending		10,830
		2,713,030
Less foreign taxes withheld		(216,010)
Total income		2,497,020
Expenses
Management fee Basic fee	$ 1,045,681
Performance adjustment	327,778
Transfer agent fees	451,007
Accounting and security lending fees	86,567
Non-interested trustees' compensation	5
Custodian fees and expenses	161,675
Registration fees	31,314
Audit	18,168
Legal	3,087
Reports to shareholders	13,677
Miscellaneous	2,062
Total expenses before reductions	2,141,021
Expense reductions	(13,162)	2,127,859
Net investment income		369,161
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,674,836)
Foreign currency transactions	(154,465)	(1,829,301)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(9,993,132)
Assets and liabilities in foreign currencies	101,972	(9,891,160)
Net gain (loss)		(11,720,461)
Net increase (decrease) in net assets resulting from operations		$ (11,351,300)
Other Information Sales charges paid to FDC		$ 33,579
Expense reductions
Directed brokerage arrangements		$ 10,034
Custodian credits		231
Transfer agent credits		2,897
		$ 13,162

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended April 30, 2001 (Unaudited)	Year ended October 31, 2000
Operations Net investment income (loss)	$ 369,161	$ (1,021,964)
Net realized gain (loss)	(1,829,301)	46,901,232
Change in net unrealized appreciation (depreciation)	(9,891,160)	(44,232,039)
Net increase (decrease) in net assets resulting from operations	(11,351,300)	1,647,229
Distributions to shareholders from net investment income	-	(596,056)
Share transactions Net proceeds from sales of shares	48,067,460	186,667,900
Reinvestment of distributions	-	573,854
Cost of shares redeemed	(59,108,844)	(258,865,487)
Net increase (decrease) in net assets resulting from share transactions	(11,041,384)	(71,623,733)
Redemption fees	256,989	889,166
Total increase (decrease) in net assets	(22,135,695)	(69,683,394)
Net Assets
Beginning of period	290,998,490	360,681,884
End of period (including undistributed net investment income of $369,161 and $0, respectively)	$ 268,862,795	$ 290,998,490
Other Information Shares
Sold	4,091,932	11,795,989
Issued in reinvestment of distributions	-	39,604
Redeemed	(5,101,804)	(16,745,342)
Net increase (decrease)	(1,009,872)	(4,909,749)

Financial Highlights

	Six months ended April 30, 2001	Years ended October 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 11.74	$ 12.15	$ 8.13	$ 9.55	$ 14.69	$ 13.88
Income from Investment Operations
Net investment income (loss) D	.02	(.04)	.03	.09	.04 E	.14
Net realized and unrealized gain (loss)	(.46)	(.38)	3.97	(1.48)	(4.62)	.87
Total from investment operations	(.44)	(.42)	4.00	(1.39)	(4.58)	1.01
Less Distributions
From net investment income	-	(.02)	(.02)	(.05)	(.10)	(.23)
In excess of net investment income	-	-	-	-	(.07)	-
From net realized gain	-	-	-	-	(.40)	-
Total distributions	-	(.02)	(.02)	(.05)	(.57)	(.23)
Redemption fees added to paid in capital	.01	.03	.04	.02	.01	.03
Net asset value, end of period	$ 11.31	$ 11.74	$ 12.15	$ 8.13	$ 9.55	$ 14.69
Total Return B, C	(3.66)%	(3.24)%	49.80%	(14.44)%	(32.48)%	7.59%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 268,863	$ 290,998	$ 360,682	$ 223,339	$ 278,847	$ 755,346
Ratio of expenses to average net assets	1.53% A	1.37%	1.46%	1.83%	1.32%	1.13%
Ratio of expenses to average net assets after expense reductions	1.52% A, F	1.35% F	1.43% F	1.79% F	1.32%	1.12% F
Ratio of net investment income (loss) to average net assets	.26% A	(.23)%	.28%	1.07%	.22%	.95%
Portfolio turnover rate	85% A	88%	93%	95%	141%	102%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.02 per share.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended April 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. At the end of the period, certain securities, including Japanese securities, were valued in this manner. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

Restricted Securities. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fees were equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

Canada	.80%
China Region	.73%
Emerging Markets	.73%
Europe	.66%
Europe Capital Appreciation	.84%
Japan	.98%
Japan Smaller Companies	.73%
Latin America	.73%
Nordic	.73%
Pacific Basin	.96%
Southeast Asia	.98%

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as a sub-adviser for the funds. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMR, on behalf of the funds, has also entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund except Europe and Europe Capital Appreciation. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. Effective March 1, 2000, Europe and Europe Capital Appreciation's 3% sales charges were eliminated. The amounts received by FDC for sales charges are retained by FDC. The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates as a percentage of the average net assets:

Canada	.28%
China Region	.32%
Emerging Markets	.46%
Europe	.26%
Europe Capital Appreciation	.24%
Japan	.28%
Japan Smaller Companies	.34%
Latin America	.33%
Nordic	.29%
Pacific Basin	.33%
Southeast Asia	.32%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period the funds had no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's schedule of investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, through arrangements with certain funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

9. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:

Fund	% Ownership
Fidelity Japan	7%
Fidelity Japan Smaller Companies	21%

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

11. Litigation.

Fidelity Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

12. Merger Information.

On July 24, 2000, July 26, 2000 and July 28, 2000, Fidelity Europe Fund acquired all of the assets and assumed all of the liabilities of Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund (the acquired funds), respectively. The acquisitions, which were approved by the shareholders of the acquired funds on July 19, 2000, was accomplished by an exchange of 1,625,579 shares of the Fidelity Europe Fund for the 276,623 shares then outstanding (each valued at $13.31) of Fidelity United Kingdom Fund; for the 2,341,353 shares then outstanding (each valued at $19.94) of Fidelity Germany Fund; and for the 613,547 shares then outstanding (each valued at $20.22) of Fidelity France Fund.

The following table shows the net assets Europe Fund received in exchange for the shares issued from the following funds as a result of the merger:

Acquired Fund	Net Asset Value
Fidelity France Fund	$12,405,920
Fidelity Germany Fund	$46,686,578
Fidelity United Kingdom Fund	$ 3,681,852

Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The acquired funds net assets, included $470,489, $5,561,612 and $2,749,870 of unrealized appreciation from Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund, were combined with Fidelity Europe Fund. The total net assets of Fidelity Europe Fund were $1,558,908,897 after the acquisition of Fidelity United Kingdom Fund; $1,606,679,049 after the acquisition of Fidelity Germany Fund; and were $1,556,034,114 after the acquisition of Fidelity France Fund.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on February 14, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*(dagger)
	# of Votes Cast	% of Votes Cast
Affirmative	8,105,735,718.23	89.848
Against	412,104,756.57	4.568
Abstain	373,548,817.79	4.141
TOTAL	8,891,389,292.59	98.557
Broker Non-Votes	130,179,335.06
PROPOSAL 2
To elect as Trustees the fourteen nominees presented in Proposal 2.*(dagger)
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	8,789,445,363.70	97.427
Withheld	232,123,263.95	2.573
TOTAL	9,021,568,627.65	100.000
Ralph F. Cox
Affirmative	8,779,208,127.83	97.314
Withheld	242,360,499.82	2.686
TOTAL	9,021,568,627.65	100.000
Phyllis Burke Davis
Affirmative	8,774,733,750.55	97.264
Withheld	246,834,877.10	2.736
TOTAL	9,021,568,627.65	100.000
Robert M. Gates
Affirmative	8,781,750,883.82	97.342
Withheld	239,817,743.83	2.658
TOTAL	9,021,568,627.65	100.000
Abigail P. Johnson
Affirmative	8,773,804,737.72	97.254
Withheld	247,763,889.93	2.746
TOTAL	9,021,568,627.65	100.000
Edward C. Johnson 3d
Affirmative	8,777,543,686.58	97.295
Withheld	244,024,941.07	2.705
TOTAL	9,021,568,627.65	100.000
Donald J. Kirk
Affirmative	8,782,254,140.18	97.347
Withheld	239,314,487.47	2.653
TOTAL	9,021,568,627.65	100.000
Marie L. Knowles
Affirmative	8,790,015,911.33	97.433
Withheld	231,552,716.32	2.567
TOTAL	9,021,568,627.65	100.000
	# of Votes Cast	% of Votes Cast
Ned C. Lautenbach
Affirmative	8,793,142,274.68	97.468
Withheld	228,426,352.97	2.532
TOTAL	9,021,568,627.65	100.000
Peter S. Lynch
Affirmative	8,793,385,538.66	97.471
Withheld	228,183,088.99	2.529
TOTAL	9,021,568,627.65	100.000
Marvin L. Mann
Affirmative	8,786,258,106.35	97.392
Withheld	235,310,521.30	2.608
TOTAL	9,021,568,627.65	100.000
William O. McCoy
Affirmative	8,785,900,601.01	97.388
Withheld	235,668,026.64	2.612
TOTAL	9,021,568,627.65	100.000
Robert C. Pozen
Affirmative	8,789,283,225.77	97.425
Withheld	232,285,401.88	2.575
TOTAL	9,021,568,627.65	100.000
William S. Stavropoulos
Affirmative	8,783,577,909.55	97.362
Withheld	237,990,718.10	2.638
TOTAL	9,021,568,627.65	100.000
PROPOSAL 3
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds (except Europe Capital Appreciation Fund).
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	71,974,187.99	96.356
Against	974,915.38	1.305
Abstain	1,747,374.10	2.339
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	83,605,069.99	95.146
Against	1,304,090.90	1.484
Abstain	2,961,482.73	3.370
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	128,060,964.11	93.891
Against	2,969,727.06	2.178
Abstain	5,362,157.66	3.931
TOTAL	136,392,848.83	100.000
PROPOSAL 3 - continued
	# of Votes Cast	% of Votes Cast
Fidelity Europe Fund
Affirmative	656,645,432.35	94.893
Against	11,708,505.56	1.692
Abstain	23,628,783.56	3.415
TOTAL	691,982,721.47	100.000
Fidelity Japan Fund(dagger)
Affirmative	266,745,427.67	94.844
Against	5,194,915.86	1.847
Abstain	9,307,301.16	3.309
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	229,537,417.41	95.304
Against	5,094,866.72	2.116
Abstain	6,214,116.04	2.580
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	125,000,946.16	94.893
Against	3,529,506.93	2.679
Abstain	3,198,499.55	2.428
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	87,338,352.38	94.704
Against	1,608,098.70	1.744
Abstain	3,275,746.12	3.552
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	213,923,719.91	93.963
Against	4,354,240.31	1.912
Abstain	9,390,628.32	4.125
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	137,196,527.01	95.448
Against	3,182,353.24	2.214
Abstain	3,360,179.25	2.338
TOTAL	143,739,059.50	100.000
To ratify the selection of Deloitte & Touche LLP as independent accountants of Fidelity Europe Capital Appreciation Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	283,470,238.76	95.866
Against	3,849,154.15	1.301
Abstain	8,375,757.25	2.833
TOTAL	295,695,150.16	100.000
PROPOSAL 4

To approve an amended management contract for Fidelity Pacific Basin Fund that would change the performance adjustment benchmark, reduce the management fee rate payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.(dagger)

	# of Votes Cast	% of Votes Cast
Affirmative	205,114,243.20	90.093
Against	11,122,796.25	4.886
Abstain	11,431,549.09	5.021
TOTAL	227,668,588.54	100.000
PROPOSAL 5

To approve an amended management contract that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	68,917,617.75	92.264
Against	2,805,003.30	3.755
Abstain	2,973,856.42	3.981
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	80,379,431.00	91.475
Against	2,964,430.98	3.373
Abstain	4,526,781.64	5.152
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	123,942,262.91	90.872
Against	5,465,454.41	4.007
Abstain	6,985,131.51	5.121
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	631,345,978.30	91.237
Against	29,830,200.21	4.311
Abstain	30,806,542.96	4.452
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	274,432,737.81	92.809
Against	9,199,583.56	3.112
Abstain	12,062,828.79	4.079
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	254,612,573.82	90.530
Against	14,518,482.33	5.162
Abstain	12,116,588.54	4.308
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	224,253,150.54	93.110
Against	8,913,997.71	3.702
Abstain	7,679,251.92	3.188
TOTAL	240,846,400.17	100.000
PROPOSAL 5 - continued
	# of Votes Cast	% of Votes Cast
Fidelity Latin America Fund
Affirmative	119,469,583.39	90.693
Against	7,026,680.61	5.335
Abstain	5,232,688.64	3.972
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	84,532,297.81	91.662
Against	3,301,977.18	3.580
Abstain	4,387,922.21	4.758
TOTAL	92,222,197.20	100.000
Fidelity Southeast Asia Fund
Affirmative	129,817,652.95	90.315
Against	9,181,852.90	6.388
Abstain	4,739,553.65	3.297
TOTAL	143,739,059.50	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with FMR U.K. to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	68,334,517.21	91.483
Against	2,932,130.11	3.925
Abstain	3,429,830.15	4.592
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	79,853,814.59	90.877
Against	3,421,701.61	3.894
Abstain	4,595,127.42	5.229
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	123,399,984.65	90.474
Against	5,809,546.66	4.259
Abstain	7,183,317.52	5.267
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	624,006,953.88	90.177
Against	34,661,054.97	5.009
Abstain	33,314,712.62	4.814
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	273,359,370.14	92.446
Against	9,699,687.79	3.281
Abstain	12,636,092.23	4.273
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	252,662,850.29	89.836
Against	16,269,707.87	5.785
Abstain	12,315,086.53	4.379
TOTAL	281,247,644.69	100.000

	# of Votes Cast	% of Votes Cast
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	224,038,263.51	93.021
Against	8,540,965.38	3.546
Abstain	8,267,171.28	3.433
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	118,487,534.98	89.948
Against	7,546,161.62	5.729
Abstain	5,695,256.04	4.323
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	82,062,084.14	88.983
Against	4,811,262.51	5.217
Abstain	5,348,850.55	5.800
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	204,275,383.40	89.725
Against	11,079,106.36	4.866
Abstain	12,314,098.78	5.409
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	128,820,649.78	89.621
Against	9,703,759.72	6.751
Abstain	5,214,650.00	3.628
TOTAL	143,739,059.50	100.000
PROPOSAL 7
To approve an amended sub-advisory agreement with FMR Far East to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	68,148,046.72	91.233
Against	3,063,902.50	4.102
Abstain	3,484,528.25	4.665
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	80,091,135.95	91.147
Against	3,390,064.94	3.858
Abstain	4,389,442.73	4.995
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	123,100,325.09	90.254
Against	5,913,048.19	4.336
Abstain	7,379,475.55	5.410
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	621,723,112.28	89.847
Against	34,970,537.23	5.053
Abstain	35,289,071.96	5.100
TOTAL	691,982,721.47	100.000
PROPOSAL 7 - continued
	# of Votes Cast	% of Votes Cast
Fidelity Europe Capital Appreciation Fund
Affirmative	272,658,747.80	92.209
Against	9,977,025.71	3.374
Abstain	13,059,376.65	4.417
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	252,683,269.67	89.844
Against	16,238,382.32	5.773
Abstain	12,325,992.70	4.383
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	223,510,615.97	92.802
Against	9,249,585.49	3.841
Abstain	8,086,198.71	3.357
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	118,286,665.94	89.795
Against	7,972,473.56	6.053
Abstain	5,469,813.14	4.152
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	81,281,374.62	88.136
Against	4,785,220.86	5.189
Abstain	6,155,601.72	6.675
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	204,450,373.13	89.802
Against	10,913,039.19	4.793
Abstain	12,305,176.22	5.405
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	128,928,286.18	89.696
Against	9,793,373.47	6.813
Abstain	5,017,399.85	3.491
TOTAL	143,739,059.50	100.000
PROPOSAL 8
To approve an amended sub-advisory agreement with FIIA to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	68,335,715.97	91.485
Against	2,914,789.30	3.902
Abstain	3,445,972.20	4.613
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	79,806,897.92	90.823
Against	3,397,749.40	3.867
Abstain	4,665,996.30	5.310
TOTAL	87,870,643.62	100.000

	# of Votes Cast	% of Votes Cast
Fidelity Emerging Markets Fund
Affirmative	123,136,557.65	90.281
Against	5,887,776.95	4.317
Abstain	7,368,514.23	5.402
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	623,518,480.46	90.106
Against	34,939,097.43	5.049
Abstain	33,525,143.58	4.845
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	273,018,988.02	92.331
Against	9,865,238.56	3.337
Abstain	12,810,923.58	4.332
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	252,768,822.33	89.874
Against	16,195,013.53	5.758
Abstain	12,283,808.83	4.368
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	223,587,227.36	92.834
Against	9,126,139.10	3.789
Abstain	8,133,033.71	3.377
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	118,494,641.24	89.953
Against	7,966,125.90	6.048
Abstain	5,268,185.50	3.999
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	81,924,204.37	88.833
Against	4,998,617.52	5.421
Abstain	5,299,375.31	5.746
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	204,595,191.65	89.865
Against	11,046,313.95	4.852
Abstain	12,027,082.94	5.283
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	128,974,485.94	89.728
Against	9,638,807.38	6.706
Abstain	5,125,766.18	3.566
TOTAL	143,739,059.50	100.000
PROPOSAL 9
To approve an amended sub-advisory agreement between FIIA and FIIA(U.K.)L to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	68,228,894.49	91.342
Against	2,988,218.60	4.000
Abstain	3,479,364.38	4.658
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	79,718,279.73	90.722
Against	3,416,869.97	3.889
Abstain	4,735,493.92	5.389
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	123,221,636.78	90.343
Against	5,941,735.88	4.357
Abstain	7,229,476.17	5.300
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	622,879,439.63	90.014
Against	35,382,994.94	5.113
Abstain	33,720,286.90	4.873
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	273,251,858.57	92.410
Against	9,834,035.25	3.326
Abstain	12,609,256.34	4.264
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	252,343,617.64	89.723
Against	16,368,536.01	5.820
Abstain	12,535,491.04	4.457
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	223,896,972.15	92.963
Against	8,722,890.94	3.621
Abstain	8,226,537.08	3.416
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	118,104,487.05	89.657
Against	7,926,384.92	6.017
Abstain	5,698,080.67	4.326
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	82,118,751.45	89.044
Against	4,582,360.62	4.969
Abstain	5,521,085.13	5.987
TOTAL	92,222,197.20	100.000

	# of Votes Cast	% of Votes Cast
Fidelity Pacific Basin Fund(dagger)
Affirmative	203,808,147.63	89.520
Against	11,457,965.35	5.032
Abstain	12,402,475.56	5.448
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	128,789,590.91	89.600
Against	9,764,326.09	6.793
Abstain	5,185,142.50	3.607
TOTAL	143,739,059.50	100.000
PROPOSAL 10
To approve an amended sub-advisory agreement between FIIA and FIJ to allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.
	# of Votes Cast	% of Votes Cast
Fidelity China Region Fund
Affirmative	79,969,115.05	91.008
Against	3,437,222.72	3.911
Abstain	4,464,305.85	5.081
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	122,926,300.56	90.127
Against	6,141,433.93	4.502
Abstain	7,325,114.34	5.371
TOTAL	136,392,848.83	100.000
Fidelity Japan Fund(dagger)
Affirmative	253,503,853.51	90.135
Against	15,693,640.19	5.580
Abstain	12,050,150.99	4.285
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	223,554,661.18	92.820
Against	9,575,574.46	3.976
Abstain	7,716,164.53	3.204
TOTAL	240,846,400.17	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	203,999,000.32	89.603
Against	11,313,067.34	4.970
Abstain	12,356,520.88	5.427
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	128,695,949.09	89.534
Against	9,690,718.87	6.742
Abstain	5,352,391.54	3.724
TOTAL	143,739,059.50	100.000
PROPOSAL 11
To approve a Distribution and Service Plan pursuant to Rule 12b-1.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	66,307,948.50	88.770
Against	5,036,294.63	6.742
Abstain	3,352,234.34	4.488
TOTAL	74,696,477.47	100.000
Fidelity China Region Fund
Affirmative	78,409,194.73	89.233
Against	5,102,421.02	5.806
Abstain	4,359,027.87	4.961
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	121,060,847.73	88.759
Against	8,551,699.32	6.270
Abstain	6,780,301.78	4.971
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	609,719,835.91	88.112
Against	48,673,878.02	7.034
Abstain	33,589,007.54	4.854
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	265,670,196.02	89.846
Against	17,318,609.80	5.857
Abstain	12,706,344.34	4.297
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	245,638,294.59	87.339
Against	22,887,574.92	8.138
Abstain	12,721,775.18	4.523
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	219,946,098.64	91.322
Against	12,511,213.23	5.195
Abstain	8,389,088.30	3.483
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	115,523,561.44	87.698
Against	10,225,965.52	7.763
Abstain	5,979,425.68	4.539
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	81,292,875.33	88.149
Against	5,836,362.58	6.329
Abstain	5,092,959.29	5.522
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	201,895,288.33	88.679
Against	13,247,356.25	5.819
Abstain	12,525,943.96	5.502
TOTAL	227,668,588.54	100.000

	# of Votes Cast	% of Votes Cast
Fidelity Southeast Asia Fund
Affirmative	125,436,960.65	87.267
Against	12,966,094.07	9.021
Abstain	5,336,004.78	3.712
TOTAL	143,739,059.50	100.000
PROPOSAL 12
To change Fidelity Emerging Markets Fund's policies concerning diversification.
	# of Votes Cast	% of Votes Cast
Affirmative	122,266,570.10	89.643
Against	7,507,526.15	5.504
Abstain	6,618,752.58	4.853
TOTAL	136,392,848.83	100.000
PROPOSAL 13
To change Fidelity Latin America Fund's policies concerning diversification.
	# of Votes Cast	% of Votes Cast
Affirmative	119,119,181.69	90.427
Against	8,053,742.89	6.114
Abstain	4,556,028.06	3.459
TOTAL	131,728,952.64	100.000
PROPOSAL 14
To change Fidelity Southeast Asia Fund's policies concerning diversification.
	# of Votes Cast	% of Votes Cast
Affirmative	128,665,410.27	89.513
Against	10,082,934.10	7.015
Abstain	4,990,715.13	3.472
TOTAL	143,739,059.50	100.000
PROPOSAL 15
To change Fidelity Canada Fund's policies concerning diversification.
	# of Votes Cast	% of Votes Cast
Affirmative	67,225,429.86	89.998
Against	4,286,669.62	5.739
Abstain	3,184,377.99	4.263
TOTAL	74,696,477.47	100.000
PROPOSAL 16
To change Fidelity Canada Fund's policy concerning industry concentration.
	# of Votes Cast	% of Votes Cast
Affirmative	67,421,075.15	90.260
Against	4,150,335.73	5.556
Abstain	3,125,066.59	4.184
TOTAL	74,696,477.47	100.000
PROPOSAL 17
To change Fidelity China Region Fund's policy concering industry concentration.
	# of Votes Cast	% of Votes Cast
Affirmative	80,753,776.21	91.901
Against	2,948,051.79	3.355
Abstain	4,168,815.62	4.744
TOTAL	87,870,643.62	100.000
PROPOSAL 18
To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Canada Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	67,291,989.75	90.087
Against	4,210,803.64	5.637
Abstain	3,193,684.08	4.276
TOTAL	74,696,477.47	100.000
PROPOSAL 19
To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Europe Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	611,774,064.98	88.409
Against	44,376,349.97	6.413
Abstain	35,832,306.52	5.178
TOTAL	691,982,721.47	100.000
PROPOSAL 20
To modify Fidelity Latin America Fund's fundamental investment objective.
	# of Votes Cast	% of Votes Cast
Affirmative	119,514,407.80	90.728
Against	7,314,901.79	5.553
Abstain	4,899,643.05	3.719
TOTAL	131,728,952.64	100.000
PROPOSAL 21
To eliminate a fundamental investment policy and modify a related non-fundamental policy of Fidelity Pacific Basin Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	201,606,603.82	88.553
Against	13,247,269.08	5.818
Abstain	12,814,715.64	5.629
TOTAL	227,668,588.54	100.000
PROPOSAL 22
To amend each fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Fidelity Canada Fund
Affirmative	67,346,052.36	90.160
Against	4,216,646.89	5.645
Abstain	3,133,778.22	4.195
TOTAL	74,696,477.47	100.000

	# of Votes Cast	% of Votes Cast
Fidelity China Region Fund
Affirmative	79,131,557.12	90.055
Against	3,800,401.10	4.325
Abstain	4,938,685.40	5.620
TOTAL	87,870,643.62	100.000
Fidelity Emerging Markets Fund
Affirmative	121,909,455.30	89.381
Against	7,268,999.08	5.330
Abstain	7,214,394.45	5.289
TOTAL	136,392,848.83	100.000
Fidelity Europe Fund
Affirmative	614,222,055.55	88.763
Against	42,606,809.28	6.157
Abstain	35,153,856.64	5.080
TOTAL	691,982,721.47	100.000
Fidelity Europe Capital Appreciation Fund
Affirmative	270,315,137.09	91.417
Against	12,335,411.30	4.171
Abstain	13,044,601.77	4.412
TOTAL	295,695,150.16	100.000
Fidelity Japan Fund(dagger)
Affirmative	252,301,107.57	89.708
Against	16,182,188.61	5.754
Abstain	12,764,348.51	4.538
TOTAL	281,247,644.69	100.000
Fidelity Japan Smaller Companies Fund(dagger)
Affirmative	222,680,119.01	92.457
Against	9,405,222.61	3.905
Abstain	8,761,058.55	3.638
TOTAL	240,846,400.17	100.000
Fidelity Latin America Fund
Affirmative	117,394,566.66	89.118
Against	8,446,003.48	6.412
Abstain	5,888,382.50	4.470
TOTAL	131,728,952.64	100.000
Fidelity Nordic Fund
Affirmative	82,898,222.21	89.890
Against	4,230,050.59	4.586
Abstain	5,093,924.40	5.524
TOTAL	92,222,197.20	100.000
Fidelity Pacific Basin Fund(dagger)
Affirmative	201,203,682.95	88.376
Against	13,354,608.07	5.865
Abstain	13,110,297.52	5.759
TOTAL	227,668,588.54	100.000
Fidelity Southeast Asia Fund
Affirmative	127,844,213.20	88.942
Against	9,932,941.94	6.910
Abstain	5,961,904.36	4.148
TOTAL	143,739,059.50	100.000

*Denotes trust-wide proposals and voting results.

(dagger)The special shareholder meeting of Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Pacific Basin Fund reconvened on March 14, 2001 to vote with respect to these proposals.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+x®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP61

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

950 Northgate Drive
San Rafael, CA

8 Montgomery Street
San Francisco, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Stephen Binder, Jr., Vice President, Canada Fund
William Kennedy, Jr., Vice President, Pacific Basin Fund
Allan Liu, Vice President, Southeast Asia Fund
Patricia Satterthwaite, Vice President, Latin America Fund
and Emerging Markets Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Robert C. Pozen
William S. Stavropoulos *

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodians

The Chase Manhattan Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Semiannual Report

TIF-SANN-0601 134869
1.703611.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Printed on Recycled Paper